Exhibit (17)(c)

[Background graphic omitted]
[Center photo graphic omitted]

ARMADA FUNDS PROSPECTUS
A, B AND H SHARES (RETAIL)
OCTOBER 1, 2002


EQUITY FUNDS
Core Equity Fund
Equity Growth Fund
Equity Index Fund
International Equity Fund
Large Cap Ultra Fund
Large Cap Value Fund
Mid Cap Growth Fund
Small Cap Growth Fund
Small Cap Value Fund
Small/Mid Cap Value Fund
Tax Managed Equity Fund


ASSET ALLOCATION FUNDS
Aggressive Allocation Fund
Balanced Allocation Fund
Conservative Allocation Fund


FIXED INCOME FUNDS
Bond Fund
GNMA Fund
High Yield Bond Fund
Intermediate Bond Fund
Limited Maturity Bond Fund
Short Duration Bond Fund
Total Return Advantage Fund
U.S. Government Income Fund


TAX FREE BOND FUNDS
Michigan Municipal Bond Fund
National Tax Exempt Bond Fund
Ohio Tax Exempt Bond Fund
Pennsylvania Municipal Bond Fund


[LOGO OMITTED]
Armada Funds
www.armadafunds.com

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INVESTMENT ADVISER
NATIONAL CITY INVESTMENT
MANAGEMENT COMPANY




ABOUT THIS PROSPECTUS
Armada Funds (Armada) is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information that you should know about the Class A, Class B and Class H Shares of the Funds before investing. Armada also offers Class A, Class B and Class H Shares of Armada money market funds in a separate prospectus. To view the prospectus or obtain more information on Armada Funds, visit us on-line at www.armadafunds.com or call 1-800-622-FUND (3863). Please read this prospectus and keep it for future reference.


THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. ON THE NEXT PAGE, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN THAT IS COMMON TO EACH OF THE FUNDS. FOR MORE DETAILED INFORMATION ABOUT THE FUNDS, PLEASE SEE:

ARMADA CORE EQUITY FUND ................................................ 2

ARMADA EQUITY GROWTH FUND .............................................. 4

ARMADA EQUITY INDEX FUND ............................................... 6

ARMADA INTERNATIONAL EQUITY FUND ....................................... 8

ARMADA LARGE CAP ULTRA FUND ............................................10

ARMADA LARGE CAP VALUE FUND ............................................12


ARMADA MID CAP GROWTH FUND ............................................ 14


ARMADA SMALL CAP GROWTH FUND ...........................................16

ARMADA SMALL CAP VALUE FUND ............................................18


ARMADA SMALL/MID CAP VALUE FUND ........................................20


ARMADA TAX MANAGED EQUITY FUND .........................................22

ARMADA AGGRESSIVE ALLOCATION FUND ......................................30

ARMADA BALANCED ALLOCATION FUND ........................................32

ARMADA CONSERVATIVE ALLOCATION FUND ....................................36

ARMADA BOND FUND .......................................................42

ARMADA GNMA FUND .......................................................44


ARMADA HIGH YIELD BOND FUND ............................................46


ARMADA INTERMEDIATE BOND FUND ..........................................48

ARMADA LIMITED MATURITY BOND FUND ......................................50


ARMADA SHORT DURATION BOND FUND ........................................52


ARMADA TOTAL RETURN ADVANTAGE FUND .....................................54

ARMADA U.S. GOVERNMENT INCOME FUND .....................................56

ARMADA MICHIGAN MUNICIPAL BOND FUND ....................................62

ARMADA NATIONAL TAX EXEMPT BOND FUND ...................................64

ARMADA OHIO TAX EXEMPT BOND FUND .......................................66

ARMADA PENNSYLVANIA MUNICIPAL BOND FUND ................................68

MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES .................73

MORE INFORMATION ABOUT FUND INVESTMENTS ................................77

INVESTOR PROFILES ......................................................78

INVESTMENT ADVISER AND INVESTMENT TEAMS ................................80

PURCHASING, SELLING AND EXCHANGING FUND SHARES .........................82

DIVIDENDS AND TAXES ....................................................91

FINANCIAL HIGHLIGHTS ...................................................93

RISK/RETURN INFORMATION
COMMON TO THE FUNDS
Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. National City Investment Management Company (Adviser) manages the investments of each Fund. The Adviser invests Fund assets in a way that the Adviser believes will help a Fund achieve its goal. Investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment.

Each Fund's performance is compared to the performance of one or more benchmark indices. Except for the Equity Index Fund, a Fund does not attempt to replicate the performance of its benchmark index. An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

No matter how good a job an investment manager does, you could lose money on your investment in a Fund, just as you could with other investments.

An investment in a Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

The value of your investment in a Fund is based primarily on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

EQUITY FUNDS

ARMADA CORE EQUITY FUND

FUND SUMMARY

INVESTMENT GOAL
Capital appreciation

PRINCIPAL INVESTMENT STRATEGY
Investing in common stocks of large cap companies

PRINCIPAL RISK
Market risk


PRINCIPAL INVESTMENT STRATEGIES
The Armada Core Equity Fund's investment objective is to provide capital appreciation by blending value and growth investment styles. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with large stock market capitalizations. The Adviser will normally invest between 20% and 50% of its assets in the following three types of equity securities: (1) common stocks that have a forecasted annual earnings-per-share growth of 10% or more, with no losses during the last five years; (2) common stocks with price-to-earnings ratios at least 20% below the average of the companies included in the S&P 500 Composite Stock Price Index; and (3) common stocks that pay dividends at a rate at least 20% above the average of the companies included in the S&P 500 Composite Stock Price Index.


Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.


The Adviser utilizes a systematic, disciplined investment process when selecting individual securities. This includes: (1) screening a database for liquidity and the criteria listed above; (2) scoring each issue emphasizing fundamental, valuation and technical indicators; and (3) security analysis that further evaluates the company and the stock, which includes an analysis of company fundamentals such as earnings, profitability and management, valuation such as price/earnings, price/book and yield, and technical analysis emphasizing individual stock price trends.

The Fund considers a large capitalization or "large cap" company to be one that has a comparable market capitalization to the companies in the S&P 500 Composite Stock Price Index. The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.

PRINCIPAL RISKS OF INVESTING
MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class H Shares will differ due to differences in expenses.



CALENDAR YEAR TOTAL RETURNS


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS

1998    31.99%
1999    19.72%
2000     1.45%
2001   -14.49%


            Best Quarter    25.04%    (12/31/98)
            Worst Quarter  -15.44%     (9/30/01)


The Fund's year-to-date total return for Class A Shares through June 30, 2002 was -7.02%.

                                                                    EQUITY FUNDS

                                                         ARMADA CORE EQUITY FUND



THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE S&P 500 COMPOSITE STOCK PRICE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. NO AVERAGE ANNUAL RETURNS ARE SHOWN FOR CLASS H SHARES BECAUSE THE CLASS HAD NOT COMMENCED OPERATIONS AS OF DECEMBER 31, 2001. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS H SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
                                                SINCE    DATE OF
CLASS A SHARES                         1 YEAR INCEPTION INCEPTION
--------------------------------------------------------------------------------
Armada Core Equity Fund                                  8/1/97
  Returns Before Taxes                 -19.18%  6.69%
  Returns After Taxes on
  Distributions                        -19.59%  5.37%
  Returns After Taxes on
  Distributions and Sale of
  Fund Shares                          -11.33%  5.33%
S&P 500 Composite Stock Price Index(1)
(reflects no deduction for fees,
expenses or taxes)                     -11.88%  5.69%  Since 7/31/97

--------------------------------------------------------------------------------
                                                SINCE   DATE OF
CLASS B SHARES                        1 YEAR INCEPTION INCEPTION
--------------------------------------------------------------------------------
Armada Core Equity Fund                -19.18%  6.96%   1/6/98
S&P 500 Composite Stock Price Index(1)
(reflects no deduction for fees,
expenses or taxes)                     -11.88%  5.67%  Since 12/31/97

--------------------------------------------------------------------------------
(1)THE S&P 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY RECOGNIZED, UNMANAGED INDEX OF 500 COMMON STOCKS WHICH ARE GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET AS A WHOLE.

FUND FEES AND EXPENSES
See page 24 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ARMADA EQUITY GROWTH FUND

FUND SUMMARY

INVESTMENT GOAL
Capital appreciation

PRINCIPAL INVESTMENT STRATEGY
Investing in growth-oriented common stocks of large cap companies

PRINCIPAL RISK
Market risk


PRINCIPAL INVESTMENT STRATEGIES
The Armada Equity Growth Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded larger cap equity securities. The investment objective may be changed without shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with large stock market capitalizations. In buying and selling securities for the Fund, the Adviser considers factors such as historical and projected earnings growth, earnings quality and liquidity. The Fund generally purchases common stocks that are listed on a national securities exchange or unlisted securities with an established over-the-counter market.


Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.


The Fund considers a large capitalization or "large cap" company to be one that has a comparable market capitalization to the companies in the S&P 500 Composite Stock Price Index. The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.

PRINCIPAL RISKS OF INVESTING
MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class H Shares will differ due to differences in expenses.



                           CALENDAR YEAR TOTAL RETURNS

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS

1992    6.05%
1993   -0.47%
1994   -0.94%
1995   28.51%
1996   19.98%
1997   36.34%
1998   28.74%
1999   22.66%
2000   -5.48%
2001  -16.53%

            Best Quarter     22.85%   (12/31/98)
            Worst Quarter   -16.15%    (3/31/01)


The Fund's year-to-date total return for Class A Shares through June 30, 2002 was -18.76%.

                                                                    EQUITY FUNDS

                                                       ARMADA EQUITY GROWTH FUND



THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE S&P 500 COMPOSITE STOCK PRICE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. NO AVERAGE ANNUAL RETURNS ARE SHOWN FOR CLASS H SHARES BECAUSE THE CLASS HAD NOT COMMENCED OPERATIONS AS OF DECEMBER 31, 2001. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS H SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
CLASS A SHARES                                 1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Armada Equity Growth Fund
  Returns Before Taxes                         -21.12%    9.92%      9.98%
  Returns After Taxes
  on Distributions                             -21.26%    8.54%      8.27%
  Returns After Taxes on
  Distributions and Sale
  of Fund Shares                               -12.72%    7.68%      7.63%
S&P 500 Composite Stock Price Index(1)
(reflects no deduction for fees,
expenses or taxes)                             -11.88%   10.70%     12.93%

--------------------------------------------------------------------------------
                                                          SINCE    DATE OF
CLASS B SHARES                  1 YEAR  5 YEARS 10 YEARS INCEPTION INCEPTION
--------------------------------------------------------------------------------
Armada Equity
Growth Fund                     -21.24%   N/A     N/A     4.57%     1/6/98
S&P 500
Composite Stock Price Index(1)
(reflects no deduction for fees,
expenses or taxes)              -11.88%   N/A     N/A     5.67%  Since 12/31/97

--------------------------------------------------------------------------------
(1)THE S&P 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY RECOGNIZED, UNMANAGED INDEX OF 500 COMMON STOCKS WHICH ARE GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET AS A WHOLE.

FUND FEES AND EXPENSES
See page 24 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ARMADA EQUITY INDEX FUND

FUND SUMMARY

INVESTMENT GOAL
To approximate, before Fund expenses, the investment results of the S&P 500 Composite Stock Price Index

PRINCIPAL INVESTMENT STRATEGY
Investing in stocks that comprise the S&P 500 Composite Stock Price Index

PRINCIPAL RISKS
Market risk, tracking error risk

PRINCIPAL INVESTMENT STRATEGIES
The Armada Equity Index Fund's investment objective is to provide investment results that, before Fund expenses, approximate the aggregate price and dividend performance of the securities included in the S&P 500 Composite Stock Price Index by investing in securities comprising the S&P 500 Composite Stock Price Index. The investment objective may be changed without a shareholder vote.


Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in stocks of companies included in the S&P 500 Composite Stock Price Index. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.


The S&P 500 Composite Stock Price Index is made up of common stocks of 500 large, publicly traded companies. The Fund buys and holds all stocks included in the S&P 500 Composite Stock Price Index in the same relative proportion as those stocks are held in the Index. Stocks are eliminated from the Fund when removed from the S&P 500 Composite Stock Price Index. The Adviser makes no attempt to "manage" the Fund in the traditional sense (i.e., by using economic, financial or market analysis).

PRINCIPAL RISKS OF INVESTING
MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


The Fund is also subject to the risk that common stocks comprising the S&P 500 Composite Stock Price Index may underperform other segments of the equity markets or the equity markets as a whole.

TRACKING ERROR RISK. The Fund's ability to replicate the performance of the S&P 500 Composite Stock Price Index will depend to some extent on the size and timing of cash flows into and out of the Fund, as well as on the level of the Fund's expenses.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class H Shares will differ due to differences in expenses.



                           CALENDAR YEAR TOTAL RETURNS

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS

1999    20.28%
2000    -9.45%
2001   -12.47%

            Best Quarter     14.65%   (12/31/99)
            Worst Quarter   -14.84%    (9/30/01)


The Fund's year-to-date total return for Class A Shares through June 30, 2002 was -13.44%.

                                                                    EQUITY FUNDS

                                                        ARMADA EQUITY INDEX FUND



THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE S&P 500 COMPOSITE STOCK PRICE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. NO AVERAGE ANNUAL RETURNS ARE SHOWN FOR CLASS H SHARES BECAUSE THE CLASS HAD NOT COMMENCED OPERATIONS AS OF DECEMBER 31, 2001. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS H SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
                                                       SINCE      DATE OF
CLASS A SHARES                               1 YEAR  INCEPTION   INCEPTION
--------------------------------------------------------------------------------
Armada Equity Index Fund                                         10/15/98
  Returns Before Taxes                      -15.73%    2.39%
  Returns After Taxes
  on Distributions                          -16.01%    2.00%
  Returns After Taxes on
  Distributions and Sale of
  Fund Shares                                -9.58%    1.75%
S&P 500 Composite Stock Price Index(1)
(reflects no deduction for fees,
expenses or taxes)                          -11.88%    4.20%    Since 10/15/98

--------------------------------------------------------------------------------
                                                       SINCE      DATE OF
CLASS B SHARES                               1 YEAR  INCEPTION   INCEPTION
--------------------------------------------------------------------------------
Armada Equity Index Fund                    -17.44%  -11.77%       1/4/00
S&P 500 Composite Stock Price Index(1)
(reflects no deduction for fees,
expenses or taxes)                          -11.88%   -8.35%    Since 1/4/00
--------------------------------------------------------------------------------
(1)THE S&P 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY RECOGNIZED, UNMANAGED INDEX OF 500 COMMON STOCKS WHICH ARE GENERALLY REPRESNTATIVE OF THE U.S. STOCK MARKET AS A WHOLE. "S&P 500" IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC. AND HAS BEEN LICENSED FOR USE BY NATIONAL CITY INVESTMENT MANAGEMENT COMPANY. THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE FUND.

FUND FEES AND EXPENSES
See page 24 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ARMADA INTERNATIONAL EQUITY FUND


FUND SUMMARY

INVESTMENT GOAL
Capital appreciation

PRINCIPAL INVESTMENT STRATEGY
Investing in common stocks of issuers located in at least three foreign countries

PRINCIPAL RISKS
Market risk, foreign risk, multi-national companies risk, country risk

PRINCIPAL INVESTMENT STRATEGIES
The Armada International Equity Fund's investment objective is to provide capital appreciation by investing in a portfolio of equity securities of foreign issuers. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of foreign issuers. The Fund invests in securities that are tied economically to a number of countries throughout the world. The Fund focuses on issuers included in the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI
EAFE) Index. The MSCI EAFE Index is an unmanaged index which represents the performance of more than 1,000 equity securities of companies located in those regions. The Fund will limit investments in securities of issuers in countries with emerging markets or economies to no more than 10% of the Fund's total assets.


Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.


The Adviser makes judgments about the attractiveness of countries based upon a collection of criteria. The relative valuation, growth prospects, fiscal, monetary and regulatory government policies are considered jointly and generally in making these judgments. The percentage of the Fund in each country is determined by its relative attractiveness and weight in the MSCI EAFE Index. More than 25% of the Fund's assets may be invested in the equity securities of issuers located in the same country.

Within foreign markets, the Adviser buys and sells securities based on its analysis of competitive position and valuation. The Adviser sells securities whose competitive position is deteriorating or whose valuation is unattractive relative to industry peers. Likewise, companies with strong and durable competitive advantages and attractive valuation are considered for purchase.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING
MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that foreign common stocks may underperform other segments of the equity markets or the equity markets as a whole.

FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.


Emerging market countries are countries that the Morgan Stanley Capital International Emerging Markets Index or the United Nations classifies as emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers

                                                                    EQUITY FUNDS

                                                ARMADA INTERNATIONAL EQUITY FUND

(including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

MULTI-NATIONAL COMPANIES RISK. Companies making up the MSCI EAFE Index are generally issuers of larger cap securities of multi-national companies who are affected by risks worldwide.

COUNTRY RISK. Investment in a particular country of 25% or more of the Fund's total assets will make the Fund's performance more dependent upon the political and economic circumstances of that country than a mutual fund more widely diversified among issuers in different countries.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class H Shares will differ due to differences in expenses.



                           CALENDAR YEAR TOTAL RETURNS

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS

1998     19.53%
1999     49.71%
2000    -17.09%
2001    -25.52%

            Best Quarter     36.05%   (12/31/99)
            Worst Quarter   -17.80%    (9/30/01)


The Fund's year-to-date total return for Class A Shares through June 30, 2002 was -2.95%.


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE MSCI EAFE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. NO AVERAGE ANNUAL RETURNS ARE SHOWN FOR CLASS H SHARES BECAUSE THE CLASS HAD NOT COMMENCED OPERATIONS AS OF DECEMBER 31, 2001. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS H SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.


--------------------------------------------------------------------------------
                                                       SINCE      DATE OF
CLASS A SHARES                               1 YEAR  INCEPTION   INCEPTION
--------------------------------------------------------------------------------
Armada International Equity Fund                                   8/1/97
  Returns Before Taxes                      -29.60%   -0.69%
  Returns After Taxes
  on Distributions                          -29.53%   -1.16%
  Returns After Taxes on
  Distributions and Sale of
  Fund Shares                               -17.92%   -0.56%
MSCI EAFE Index(1)
(reflects no deduction for fees,
expenses or taxes)                          -21.44%   -1.74%   Since 7/31/97

--------------------------------------------------------------------------------
                                                       SINCE      DATE OF
CLASS B SHARES                               1 YEAR  INCEPTION   INCEPTION
--------------------------------------------------------------------------------
Armada International Equity Fund            -29.75%    1.14%       1/6/98
MSCI EAFE Index(1)
(reflects no deduction for fees,
expenses or taxes)                          -21.44%    0.67%   Since 12/31/97

--------------------------------------------------------------------------------
(1)THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA AND FAR EAST (MSCI EAFE) INDEX IS AN UNMANAGED INDEX WHICH REPRESENTS THE PERFORMANCE OF MORE THAN 1,000 EQUITY SECURITIES OF COMPANIES LOCATED IN THOSE REGIONS.

FUND FEES AND EXPENSES
See page 24 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ARMADA LARGE CAP ULTRA FUND


FUND SUMMARY

INVESTMENT GOAL
Capital appreciation

PRINCIPAL INVESTMENT STRATEGY
Investing in growth-oriented common stocks of large cap companies

PRINCIPAL RISK
Market risk

PRINCIPAL INVESTMENT STRATEGIES
The Armada Large Cap Ultra Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded larger cap equity securities. The investment objective may be changed without a shareholder vote.


The Fund's principal investment strategy is investing in a diversified portfolio of common stocks of U.S. companies with large stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by large cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.


The Adviser takes a long-term approach to managing the Fund and typically invests in companies that have exhibited consistent, above-average growth in revenues and earnings, strong management, and sound and improving financial fundamentals. The Adviser will consider selling a security when there is a deterioration of fundamentals leading to a deceleration in earnings growth.


The Fund considers a large capitalization or "large cap" company to be one that has a market capitalization of $3 billion or more.


PRINCIPAL RISKS OF INVESTING
MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

Performance information before June 10, 2000 represents performance of the Parkstone Large Capitalization Fund which was reorganized into the Armada Large Cap Ultra Fund on that date.


This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class H Shares will differ due to differences in expenses.



                           CALENDAR YEAR TOTAL RETURNS

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS

1997    28.76%
1998    42.37%
1999    28.53%
2000   -17.03%
2001   -23.08%


            Best Quarter     25.49%   (12/31/98)
            Worst Quarter   -21.10%    (3/31/01)


The Fund's year-to-date total return for Class A Shares through June 30, 2002 was -22.39%.

                                                                    EQUITY FUNDS

                                                     ARMADA LARGE CAP ULTRA FUND



THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE S&P 500/BARRA GROWTH INDEX AND THE RUSSELL 1000 GROWTH INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. THE FUND HAS CHANGED ITS BENCHMARK INDEX TO THE RUSSELL 1000 GROWTH INDEX BECAUSE IT MEASURES THE PERFORMANCE OF STOCKS THAT ARE MORE CLOSELY REPRESENTATIVE OF STOCKS HELD BY THE FUND THAN THE S&P 500/BARRA GROWTH INDEX. NO AVERAGE ANNUAL RETURNS ARE SHOWN FOR CLASS H SHARES BECAUSE THE CLASS HAD NOT COMMENCED OPERATIONS AS OF DECEMBER 31, 2001. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS H SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
                                                      SINCE     DATE OF
CLASS A SHARES                     1 YEAR  5 YEARS  INCEPTION  INCEPTION
--------------------------------------------------------------------------------
Armada Large Cap Ultra Fund                                      2/1/96
  Returns Before Taxes             -27.28%   7.28%    9.31%
  Returns After Taxes
  on Distributions                 -27.28%   4.96%    7.25%
  Returns After Taxes on
  Distributions and Sale of
  Fund Shares                      -16.62%   6.17%    7.87%
S&P 500/Barra Growth Index(1)
(reflects no deduction for fees,
expenses or taxes)                 -12.73%  11.10%   12.63%    Since 1/31/96
Russell 1000 Growth Index(2)
(reflects no deduction for fees,
expenses or taxes)                 -20.42%   8.27%   10.16%    Since 1/31/96


--------------------------------------------------------------------------------
                                                     SINCE    DATE OF
CLASS B SHARES                     1 YEAR  5 YEARS INCEPTION INCEPTION
--------------------------------------------------------------------------------


Armada Large Cap Ultra Fund        -27.46%   7.44%    9.58%       2/1/96
S&P 500/Barra Growth Index(1)
(reflects no deduction for fees,
expenses or taxes)                 -12.73%  11.10%   12.63%    Since 1/31/96
Russell 1000 Growth Index(2)
(reflects no deduction for fees,
expenses or taxes)                 -20.42%   8.27%   10.16%    Since 1/31/96

--------------------------------------------------------------------------------
(1)THE S&P 500/BARRA GROWTH INDEX IS COMPRISED OF SECURITIES IN THE S&P 500 COMPOSITE STOCK PRICE INDEX THAT HAVE A HIGHER THAN AVERAGE PRICE-TO-BOOK RATIO.

(2)THE RUSSELL 1000 GROWTH INDEX MEASURES THE PERFORMANCE OF COMPANIES IN THE RUSSELL 1000 INDEX WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE RUSSELL 1000 INDEX MEASURES THE PERFORMANCE OF THE 1000 LARGEST U.S. COMPANIES BASED ON MARKET CAPITALIZATION.

FUND FEES AND EXPENSES
See page 25 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS


ARMADA LARGE CAP VALUE FUND


FUND SUMMARY

INVESTMENT GOAL
Capital appreciation

PRINCIPAL INVESTMENT STRATEGY
Investing in value-oriented common stocks of large cap companies

PRINCIPAL RISK
Market risk


PRINCIPAL INVESTMENT STRATEGIES
The Armada Large Cap Value Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded large capitalization equity securities. The investment objective may be changed without a shareholder vote.


The Fund's principal investment strategy is investing in common stocks of U.S. companies with large stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by large cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.


In buying and selling securities for the Fund, the Adviser uses a value-oriented approach. The Adviser focuses on securities of companies that offer good value and good news. The Adviser generally seeks to invest in companies based on price-to-earnings, price-to-book and price-to-cash flow ratios that are lower than market averages. The Adviser generally sells securities when these valuation ratios rise above market averages.


The Fund considers a large capitalization or "large cap" company to be one that has a market capitalization of $3 billion or more.



PRINCIPAL RISKS OF INVESTING
MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that value-oriented large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class H Shares will differ due to differences in expenses.



                           CALENDAR YEAR TOTAL RETURNS


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS

1995   27.37%
1996   17.89%
1997   28.87%
1998    9.77%
1999   -0.25%
2000   11.30%
2001   -4.05%

            Best Quarter     12.50%    (6/30/97)
            Worst Quarter   -10.77%    (9/30/01)


The Fund's year-to-date total return for Class A Shares through June 30, 2002 was -3.17%.

                                                                    EQUITY FUNDS

                                                     ARMADA LARGE CAP VALUE FUND



THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE S&P 500/BARRA VALUE INDEX AND THE RUSSELL 1000 VALUE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. THE FUND HAS CHANGED ITS BENCHMARK INDEX TO THE RUSSELL 1000 VALUE INDEX BECAUSE IT MEASURES THE PERFORMANCE OF STOCKS THAT ARE MORE CLOSELY REPRESENTATIVE OF STOCKS HELD BY THE FUND THAN THE S&P 500/BARRA VALUE INDEX. NO AVERAGE ANNUAL RETURNS ARE SHOWN FOR CLASS H SHARES BECAUSE THE CLASS HAD NOT COMMENCED OPERATIONS AS OF DECEMBER 31, 2001. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS H SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
                                                      SINCE     DATE OF
CLASS A SHARES                     1 YEAR  5 YEARS  INCEPTION  INCEPTION
--------------------------------------------------------------------------------
Armada Large Cap Value Fund                                     8/22/94
  Returns Before Taxes              -9.35%   7.33%   10.58%
  Returns After Taxes
  on Distributions                  -10.56%  5.76%    8.87%
  Returns After Taxes on
  Distributions and Sale of
  Fund Shares                       -5.08%   5.44%    8.11%
S&P 500/Barra Value Index(1)
(reflects no deduction for fees,
expenses or taxes)                  -11.71%  9.49%   13.42%   Since 8/31/94
Russell 1000 Value Index(2)
(reflects no deduction for fees,
expenses or taxes)                  -5.59%  11.13%   14.59%   Since 8/31/94

--------------------------------------------------------------------------------
                                                      SINCE     DATE OF
CLASS B SHARES                     1 YEAR  5 YEARS  INCEPTION  INCEPTION
--------------------------------------------------------------------------------
Armada Large Cap Value Fund         -9.30%   N/A      2.96%      1/6/98
S&P 500/Barra Value Index(1)
(reflects no deduction for fees,
expenses or taxes)                 -11.71%   N/A      4.90%   Since 12/31/97
Russell 1000 Value Index(2)
(reflects no deduction for fees,
expenses or taxes)                  -5.59%   N/A      5.82%   Since 12/31/97

--------------------------------------------------------------------------------
(1)THE S&P 500/BARRA VALUE INDEX IS COMPRISED OF SECURITIES IN THE S&P 500 COMPOSITE STOCK PRICE INDEX THAT HAVE A LOWER THAN MEDIAN MARKET CAPITALIZATION WEIGHTED PRICE-TO-BOOK RATIO.

(2)THE RUSSELL 1000 VALUE INDEX MEASURES THE PERFORMANCE OF COMPANIES IN THE RUSSELL 1000 INDEX WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. THE RUSSELL 1000 INDEX MEASURES THE PERFORMANCE OF THE 1000 LARGEST U.S. COMPANIES BASED ON MARKET CAPITALIZATION.

FUND FEES AND EXPENSES
See page 25 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ARMADA MID CAP GROWTH FUND


FUND SUMMARY

INVESTMENT GOAL
Capital appreciation

PRINCIPAL INVESTMENT STRATEGY
Investing in growth-oriented common stocks of medium-sized companies

PRINCIPAL RISK
Market risk

PRINCIPAL INVESTMENT STRATEGIES
The Armada Mid Cap Growth Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded mid cap equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with medium stock market capitalizations. In selecting investments for the Fund to buy and sell, the Adviser invests in companies that have typically exhibited consistent, above-average growth in revenues and earnings, strong management, sound and improving financial fundamentals and presently exhibit the potential for growth.


Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by mid cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.


The Fund considers a mid-capitalization or "mid cap" company to be one that has a comparable market capitalization as the companies in the Russell Midcap Growth Index. The Russell Midcap Growth Index is an unmanaged index which reflects a medium-sized universe of growth-oriented securities.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING
MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that growth-oriented mid cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

Performance information before June 10, 2000 represents performance of the Parkstone Mid Capitalization Fund which was reorganized into the Armada Mid Cap Growth Fund on that date.


This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class H Shares will differ due to differences in expenses.



                           CALENDAR YEAR TOTAL RETURNS

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS

1992   15.22%
1993   12.90%
1994   -5.43%
1995   29.58%
1996   18.53%
1997   11.60%
1998   11.04%
1999   45.47%
2000   -8.11%
2001  -19.17%

            Best Quarter     34.98%   (12/31/99)
            Worst Quarter   -27.16%    (9/30/01)


The Fund's year-to-date total return for Class A Shares through June 30, 2002 was -19.46%.

                                                                    EQUITY FUNDS

                                                      ARMADA MID CAP GROWTH FUND



THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE RUSSELL MIDCAP GROWTH INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. NO AVERAGE ANNUAL RETURNS ARE SHOWN FOR CLASS H SHARES BECAUSE THE CLASS HAD NOT COMMENCED OPERATIONS AS OF DECEMBER 31, 2001. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS H SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
CLASS A SHARES                                   1 YEAR   5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Armada Mid Cap Growth Fund
  Returns Before Taxes                           -23.64%    4.82%      9.11%
  Returns After Taxes
  on Distributions                               -23.64%    0.27%      5.29%
  Returns After Taxes on
  Distributions and Sale of
  Fund Shares                                    -14.40%    3.56%      6.82%
Russell Midcap Growth Index(1)
(reflects no deduction for fees,
expenses or taxes)                               -20.15%    9.02%     11.10%

--------------------------------------------------------------------------------
                                                            SINCE     DATE OF
CLASS B SHARES                  1 YEAR  5 YEARS  10 YEARS INCEPTION  INCEPTION
--------------------------------------------------------------------------------
Armada Mid Cap
Growth Fund                     -23.66%   5.17%    N/A      8.19%     2/4/94
Russell Midcap Growth Index(1)
(reflects no deduction for fees,
expenses or taxes)              -20.15%   9.02%    N/A     11.17%  Since 1/31/94
--------------------------------------------------------------------------------
(1)THE RUSSELL MIDCAP GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE COMPANIES IN THE RUSSELL MIDCAP INDEX WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE RUSSELL MIDCAP INDEX MEASURES THE PERFORMANCE OF THE 800 SMALLEST U.S. COMPANIES AMONG THE LARGEST 1000 U.S. COMPANIES BASED ON MARKET CAPITALIZATION.

FUND FEES AND EXPENSES
See page 26 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ARMADA SMALL CAP GROWTH FUND


FUND SUMMARY

INVESTMENT GOAL
Capital appreciation

PRINCIPAL INVESTMENT STRATEGY
Investing in growth-oriented common stocks of small cap companies

PRINCIPAL RISKS
Market risk, small companies risk

PRINCIPAL INVESTMENT STRATEGIES
The Armada Small Cap Growth Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded small cap equity securities. The investment objective may be changed without a shareholder vote.


The Fund's principal investment strategy is investing in common stocks of U.S. companies with small stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by small cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.


The Adviser seeks to invest in small capitalization companies with strong growth in revenue, earnings and cash flow. Purchase decisions are also based on the security's valuation relative to the company's expected growth rate, earnings quality and competitive position, valuation compared to similar securities and the security's trading liquidity. Reasons for selling securities include disappointing fundamentals, negative industry developments, evidence of management's inability to execute a sound business plan, capitalization exceeding the Adviser's definition of "small capitalization," desire to reduce exposure to an industry or sector, and valuation levels which cannot be justified by the company's fundamental growth prospects.

The Fund considers a small capitalization or "small cap" company to be one that has a comparable market capitalization to the companies in the Russell 2000 Growth Index. The Russell 2000 Growth Index is an unmanaged index comprised of securities in the Russell 2000 Index with higher than average price-to-book ratios and forecasted growth values. The Russell 2000 Index is an unmanaged index comprised of the 2000 smallest companies of the 3000 largest U.S. companies based on market capitalization.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING
MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that growth-oriented small cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

SMALL COMPANIES RISK. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

For additional information about risks, see "More Information About Principal Investment Strategies."

                                                                    EQUITY FUNDS

                                                    ARMADA SMALL CAP GROWTH FUND

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class H Shares will differ due to differences in expenses.


                           CALENDAR YEAR TOTAL RETURNS

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS

1998     7.28%
1999    35.63%
2000   -15.19%
2001    -8.27%


            Best Quarter     36.11%   (12/31/99)
            Worst Quarter   -25.82%    (9/30/01)


The Fund's year-to-date total return for Class A Shares through June 30, 2002 was -21.25%.


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE RUSSELL 2000 GROWTH INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. NO AVERAGE ANNUAL RETURNS ARE SHOWN FOR CLASS H SHARES BECAUSE THE CLASS HAD NOT COMMENCED OPERATIONS AS OF DECEMBER 31, 2001. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS H SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
                                                      SINCE      DATE OF
CLASS A SHARES                              1 YEAR  INCEPTION   INCEPTION
--------------------------------------------------------------------------------
Armada Small Cap Growth Fund                                     8/1/97
  Returns Before Taxes                     -13.32%    3.14%
  Returns After Taxes
  on Distributions                         -13.32%    2.58%
  Returns After Taxes on
  Distributions and Sale of
  Fund Shares                               -8.11%    2.56%
Russell 2000 Growth Index(1)
(reflects no deduction for fees,
expenses or taxes)                          -9.23%    0.92%   Since 7/31/97

--------------------------------------------------------------------------------
                                                      SINCE      DATE OF
CLASS B SHARES                              1 YEAR  INCEPTION   INCEPTION
--------------------------------------------------------------------------------
Armada Small Cap Growth Fund               -13.52%    1.86%      1/6/98
Russell 2000 Growth Index(1)
(reflects no deduction for fees,
expenses or taxes)                          -9.23%    0.49%   Since 12/31/97
--------------------------------------------------------------------------------
(1)THE RUSSELL 2000 GROWTH INDEX IS COMPRISED OF SECURITIES IN THE RUSSELL 2000 STOCK INDEX WITH HIGHER THAN AVERAGE PRICE-TO-BOOK RATIOS AND FORECASTED GROWTH VALUES. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX COMPRISED OF THE 2000 SMALLEST COMPANIES OF THE 3000 LARGEST U.S. COMPANIES BASED ON MARKET CAPITALIZATION.

FUND FEES AND EXPENSES
See page 26 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ARMADA SMALL CAP VALUE FUND

FUND SUMMARY

INVESTMENT GOAL
Capital appreciation

PRINCIPAL INVESTMENT STRATEGY
Investing in value-oriented common stocks of small cap companies

PRINCIPAL RISKS
Market risk, small companies risk

PRINCIPAL INVESTMENT STRATEGIES
The Armada Small Cap Value Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded small cap equity securities. The investment objective may be changed without a shareholder vote.


The Fund's principal investment strategy is investing in common stocks of U.S. companies with small stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by small cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.


In buying and selling securities for the Fund, the Adviser uses a value-oriented approach. The Adviser focuses on securities of companies that offer good value and good news. The Adviser generally seeks to invest in companies based on price-to-earnings, price-to-book and price-to-cash flow ratios that are lower than the market averages. The Adviser generally sells securities when these valuation ratios rise above market averages. The Fund will not necessarily sell a security if the issuer is no longer considered a small cap company, so long as the security otherwise continues to meet investment criteria.

The Fund considers a small capitalization or "small cap" company to be one that has a comparable market capitalization to the companies in the Russell 2000 Value Index. The Russell 2000 Value Index is an unmanaged index comprised of securities in the Russell 2000 Index which have lower than average price-to-book ratios and forecasted growth-values. The Russell 2000 Index is an unmanaged index comprised of the 2000 smallest companies of the 3000 largest U.S. companies based on market capitalization.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may increase transaction costs and capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING
MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that value-oriented small cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

SMALL COMPANIES RISK. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

For additional information about risks, see "More Information About Principal Investment Strategies."

                                                                    EQUITY FUNDS

                                                     ARMADA SMALL CAP VALUE FUND

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class H Shares will differ due to differences in expenses.


                           CALENDAR YEAR TOTAL RETURNS

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS

1995    18.41%
1995    22.32%
1997    32.05%
1998    -7.64%
1999     7.65%
2000    33.22%
2001    17.03%


            Best Quarter     19.22%   (12/31/01)
            Worst Quarter   -17.92%    (9/30/98)


The Fund's year-to-date total return for Class A Shares through June 30, 2002 was 5.97%.


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE RUSSELL 2000 VALUE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. NO AVERAGE ANNUAL RETURNS ARE SHOWN FOR CLASS H SHARES BECAUSE THE CLASS HAD NOT COMMENCED OPERATIONS AS OF DECEMBER 31, 2001. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS H SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

--------------------------------------------------------------------------------
                                                      SINCE     DATE OF
CLASS A SHARES                      1 YEAR  5 YEARS  INCEPTION  INCEPTION
--------------------------------------------------------------------------------
Armada Small Cap Value Fund                                     8/15/94
  Returns Before Taxes              10.61%  14.11%   15.67%
  Returns After Taxes
  on Distributions                   7.35%  11.24%   12.43%
  Returns After Taxes on
  Distributions and Sale of
  Fund Shares                        7.23%  10.25%   11.81%
Russell 2000 Value Index(1)
(reflects no deduction for fees,
expenses or taxes)                  14.02%  11.21%   13.69%   Since 7/31/94

--------------------------------------------------------------------------------
                                                      SINCE     DATE OF
CLASS B SHARES                      1 YEAR  5 YEARS  INCEPTION   INCEPTION
--------------------------------------------------------------------------------
Armada Small Cap Value Fund         11.25%   N/A     10.47%      1/6/98
Russell 2000 Value Index(1)
(reflects no deduction for fees,
expenses or taxes)                  14.02%   N/A      6.59%   Since 12/31/97

--------------------------------------------------------------------------------
(1)THE RUSSELL 2000 VALUE INDEX IS COMPRISED OF SECURITIES IN THE RUSSELL 2000 INDEX WITH LOWER THAN AVERAGE PRICE-TO-BOOK RATIOS AND FORECASTED GROWTH VALUES. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX COMPRISED OF THE 2000 SMALLEST COMPANIES OF THE 3000 LARGEST U.S. COMPANIES BASED ON MARKET CAPITALIZATION.

FUND FEES AND EXPENSES
See page 26 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS


ARMADA SMALL/MID CAP VALUE FUND


FUND SUMMARY

INVESTMENT GOAL
Long-term capital appreciation

PRINCIPAL INVESTMENT STRATEGY
Investing in value-oriented common stocks of small cap and mid cap companies

PRINCIPAL RISKS
Market risk, smaller companies risk

PRINCIPAL INVESTMENT STRATEGIES
The Armada Small/Mid Cap Value Fund's investment objective is to provide long-term capital appreciation. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies that are considered to have small cap or mid cap stock market capitalizations. Companies meeting this criteria are ones that have a market capitalization between $500 million and $5 billion at the time the Fund purchases the company's securities.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by small cap and mid cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

In buying and selling securities for the Fund, the Adviser uses a value-oriented approach. The Adviser focuses on securities of companies that offer good value and good news. The Adviser generally seeks to invest in companies based on price-to-sales, price-to-book and price-to-cash flow ratios that are lower than market averages. The Adviser generally sells securities when these valuation ratios rise above market averages. The Fund will not necessarily sell a security if the issuer no longer meets the market capitalization criteria stated above, so long as the security otherwise continues to meet investment criteria.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may increase transaction costs and capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING
MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that value-oriented small cap or mid cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

SMALLER COMPANIES RISK. Smaller capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap and mid cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION
There is no performance information for the Fund because it had not commenced operations as of December 31, 2001.

FUND FEES AND EXPENSES
See page 26 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

                       This page intentionally left blank.

EQUITY FUNDS

ARMADA TAX MANAGED EQUITY FUND

FUND SUMMARY

INVESTMENT GOAL
Capital appreciation, while minimizing the impact of taxes

PRINCIPAL INVESTMENT STRATEGY
Investing in common stocks using strategies designed to minimize the impact of taxes

PRINCIPAL RISK
Market risk


PRINCIPAL INVESTMENT STRATEGIES
The Armada Tax Managed Equity Fund's investment objective is to provide capital appreciation while minimizing the impact of taxes on shareholders' returns. The investment objective may be changed without a shareholder vote.


The Fund's principal investment strategy is investing in common stocks of U.S. companies. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.


The Adviser buys and sells common stocks based on factors such as historical and projected long-term earnings growth, earnings quality and liquidity. The Adviser attempts to minimize the realization of taxable gains by investing in the securities of companies with above average earnings predictability and stability which the Fund expects to hold for several years. This generally results in a low level of portfolio turnover. In addition, the Fund seeks to distribute relatively low levels of taxable investment income by investing in stocks with low dividend yields. When the Fund sells appreciated securities, it will attempt to hold realized capital gains to a minimum.

The Fund may, when consistent with its overall investment approach, sell depreciated securities to offset realized capital gains. The Fund may make in-kind redemptions consistent with its investment objective. An in-kind redemption may serve to minimize any tax impact on the remaining shareholders, because a Fund generally recognizes no taxable gain (or loss) on the securities used to make an in-kind redemption. The Fund is not a tax exempt fund, and it expects to distribute taxable dividends and capital gains from time to time.

PRINCIPAL RISKS OF INVESTING
MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


The performance of Class A Shares of the Armada Tax Managed Equity Fund for the period April 9, 1998 until May 11, 1999, when Class A Shares were first offered for sale, is represented by the performance of the Fund's Class I Shares. The performance of Class A Shares of the Tax Managed Equity Fund for the periods prior to April 9, 1998 is represented by the performance of a common trust fund which operated prior to the effectiveness of the registration statement of the Tax Managed Equity Fund. The common trust fund was advised by National City Bank, an affiliate of the Adviser. At the time of the Tax Managed Equity Fund's inception, the common trust fund was operated using materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. In connection with the Tax Managed Equity Fund's commencement of operations as a registered mutual fund, the common trust fund transferred its assets to the Fund. At the time of the transfer, the Adviser did not manage any other collective investment or common trust funds using materially equivalent investment objectives, policies, guidelines and restrictions to those of the Tax Managed Equity Fund.

The common trust fund was not open to the public generally, or registered under the Investment Company Act of 1940 (the "1940 Act"), or subject to certain restrictions that are imposed by the 1940 Act and the Internal Revenue Code. If the common trust fund had been registered under the 1940 Act, performance may have been adversely affected. Performance quotations of the common trust fund represent past performance of the common trust fund, which are separate and distinct from the Tax Managed Equity Fund, do not represent past performance of the Fund, and should not be considered as representative of future results of the Fund.

                                                                    EQUITY FUNDS

                                                  ARMADA TAX MANAGED EQUITY FUND


This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class H Shares will differ due to differences in expenses.


                           CALENDAR YEAR TOTAL RETURNS

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS

1992    6.89%
1993    1.20%
1994   -1.85%
1995   29.51%
1996   20.64%
1997   39.06%
1998   37.25%
1999   18.77%
2000   -2.47%
2001  -12.87%


            Best Quarter     23.02%   (12/31/98)
            Worst Quarter   -15.02%    (3/31/01)


The Fund's year-to-date total return for Class A Shares through June 30, 2002 was -15.57%.


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE S&P 500 COMPOSITE STOCK PRICE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. NO AVERAGE ANNUAL RETURNS ARE SHOWN FOR CLASS H SHARES BECAUSE THE CLASS HAD NOT COMMENCED OPERATIONS AS OF DECEMBER 31, 2001. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY AND ONLY SINCE THE FUND COMMENCED OPERATIONS AS A REGISTERED MUTUAL FUND. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS H SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

------------------------------------------------------------------------------------
                                                            SINCE         DATE OF
                                                         COMMENCEMENT  COMMENCEMENT
                                                        AS REGISTERED  AS REGISTERED
CLASS A SHARES             1 YEAR   5 YEARS   10 YEARS      FUND           FUND
------------------------------------------------------------------------------------
Armada Tax Managed
Equity Fund                                                               4/9/98
  Returns Before Taxes     -17.69%  12.74%(1)  11.69%(1)    3.67%
  Returns After Taxes on
  Distributions            -17.71%   N/A(2)     N/A(2)      3.59%
  Returns After Taxes on
  Distributions and Sale
  of Fund Shares           -10.77%   N/A(2)     N/A(2)      2.93%
S&P 500 Composite Stock
Price Index(3)
(reflects no
deduction for fees,
expenses or taxes)         -11.88%  10.70%     12.93%       2.42%      Since 3/31/98

------------------------------------------------------------------------------------
                                                            SINCE        DATE OF
CLASS B SHARES             1 YEAR  5 YEARS    10 YEARS    INCEPTION     INCEPTION
------------------------------------------------------------------------------------
Armada Tax Managed
Equity Fund                 17.82%    N/A       N/A         3.39%         5/4/98
S&P 500 Composite
Stock Price Index(3)
(reflects no deduction for
fees, expenses or taxes)   -11.88%    N/A       N/A         2.20%      Since 4/30/98
------------------------------------------------------------------------------------

(1)PERFORMANCE FOR PERIODS PRIOR TO THE FUND'S COMMENCEMENT OF OPERATIONS AS A REGISTERED MUTUAL FUND REFLECTS PERFORMANCE OF THE PREDECESSOR COMMON TRUST FUND DESCRIBED UNDER "PERFORMANCE INFORMATION" ABOVE.

(2)AFTER TAX RETURNS FOR PERIODS PRIOR TO COMMENCEMENT OF OPERATIONS AS A REGISTERED MUTUAL FUND ARE NOT AVAILABLE.

(3)THE S&P 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY RECOGNIZED, UNMANAGED INDEX OF 500 COMMON STOCKS WHICH ARE GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET AS A WHOLE.

FUND FEES AND EXPENSES
See page 27 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

FUND FEES & EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.


-----------------------------------------------
 SHAREHOLDER FEES                                     CORE EQUITY FUND                        EQUITY GROWTH FUND
 (PAID DIRECTLY FROM YOUR INVESTMENT)            CLASS A   CLASS B   CLASS H              CLASS A   CLASS B   CLASS H
-----------------------------------------------
Maximum Total Sales Charge (Load)                5.50%      5.00%     2.00%               5.50%      5.00%     2.00%
   Maximum Sales Charge (Load)
   Imposed on Purchases
   (as percentage of offering price)             5.50%(1)   None      1.00%               5.50%(1)   None      1.00%
--------------------------------------------------------------------------------------------------------------------------------
   Maximum Deferred Sales Charge (Load)
   (as percentage of net asset value)            None       5.00%(2)  1.00%(3)            None       5.00%(2)  1.00%(3)
--------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)              None       None      None                None       None      None
--------------------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)               None       None      None                None       None      None
--------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                     None       None      None                None       None      None
--------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------
 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
-----------------------------------------------
Investment Advisory Fees                         0.75%     0.75%      0.75%               0.75%     0.75%      0.75%
--------------------------------------------------------------------------------------------------------------------------------

Distribution (12b-1) Fees                        0.04%(4)  0.75%      0.75%               0.04%(4)  0.75%      0.75%
--------------------------------------------------------------------------------------------------------------------------------
Other Expenses:
   Shareholder Servicing Fees(5)                 0.25%     0.25%      0.25%               0.25%     0.25%      0.25%
   Other(6)                                      0.16%     0.16%      0.16%               0.14%     0.14%      0.14%
--------------------------------------------------------------------------------------------------------------------------------
Total Other Expenses                             0.41%     0.41%      0.41%               0.39%     0.39%      0.39%
--------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                               1.20%     1.91%      1.91%               1.18%     1.89%      1.89%

--------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------
 SHAREHOLDER FEES                                     EQUITY INDEX FUND                    INTERNATIONAL EQUITY FUND
 (PAID DIRECTLY FROM YOUR INVESTMENT)            CLASS A   CLASS B   CLASS H              CLASS A   CLASS B  CLASS H
-----------------------------------------------
Maximum Total Sales Charge (Load)                3.75%      5.00%     2.00%               5.50%      5.00%     2.00%
   Maximum Sales Charge (Load)
   Imposed on Purchases
   (as percentage of offering price)             3.75%(1)   None      1.00%               5.50%(1)   None      1.00%
--------------------------------------------------------------------------------------------------------------------------------
   Maximum Deferred Sales Charge (Load)
   (as percentage of net asset value)            None       5.00%(2)  1.00%(3)            None       5.00%(2)  1.00%(3)
--------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)              None       None      None                None       None      None
--------------------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)               None       None      None                None       None      None
--------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                     None       None      None                None       None      None
--------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
-----------------------------------------------

Investment Advisory Fees                         0.35%(7)  0.35%(7)   0.35%(7)            1.15%     1.15%      1.15%
--------------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                        0.00%(4)  0.75%      0.75%               0.04%(4)  0.75%      0.75%
--------------------------------------------------------------------------------------------------------------------------------
Other Expenses:
--------------------------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees(5)                 0.25%     0.25%      0.25%               0.25%     0.25%      0.25%
--------------------------------------------------------------------------------------------------------------------------------
   Other                                         0.13%     0.13%      0.13%               0.15%     0.15%      0.15%
--------------------------------------------------------------------------------------------------------------------------------
Total Other Expenses                             0.38%     0.38%      0.38%               0.40%     0.40%      0.40%
--------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                               0.73%(7)  1.48%(7)   1.48%(7)            1.59%     2.30%      2.30%
--------------------------------------------------------------------------------------------------------------------------------

                                                                    EQUITY FUNDS

-----------------------------------------------
 SHAREHOLDER FEES                                   LARGE CAP ULTRA FUND                     LARGE CAP VALUE FUND
 (PAID DIRECTLY FROM YOUR INVESTMENT)            CLASS A   CLASS B   CLASS H              CLASS A   CLASS B   CLASS H
-----------------------------------------------
Maximum Total Sales Charge (Load)                5.50%      5.00%     2.00%               5.50%      5.00%     2.00%
   Maximum Sales Charge (Load)
   Imposed on Purchases
   (as percentage of offering price)             5.50%(1)   None      1.00%               5.50%(1)   None      1.00%
--------------------------------------------------------------------------------------------------------------------------------
   Maximum Deferred Sales Charge (Load)
   (as percentage of net asset value)            None       5.00%(2)  1.00%(3)            None       5.00%(2)  1.00%(3)
--------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)              None       None      None                None       None      None
--------------------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)               None       None      None                None       None      None
--------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                     None       None      None                None       None      None
--------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------
 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
-----------------------------------------------
Investment Advisory Fees                         0.75%     0.75%      0.75%               0.75%     0.75%      0.75%
--------------------------------------------------------------------------------------------------------------------------------

Distribution (12b-1) Fees                        0.04%(4)  0.75%      0.75%               0.04%(4)  0.75%      0.75%
--------------------------------------------------------------------------------------------------------------------------------
Other Expenses:
--------------------------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees(5)                 0.25%     0.25%      0.25%               0.25%     0.25%      0.25%
--------------------------------------------------------------------------------------------------------------------------------
   Other                                         0.19%(6)  0.19%(6)   0.19%(6)            0.13%     0.13%      0.13%
--------------------------------------------------------------------------------------------------------------------------------
Total Other Expenses                             0.44%     0.44%      0.44%               0.38%     0.38%      0.38%
--------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                               1.23%     1.94%      1.94%               1.17%     1.88%      1.88%
--------------------------------------------------------------------------------------------------------------------------------

EQUITY FUNDS


-----------------------------------------------
 SHAREHOLDER FEES                                    MID CAP GROWTH FUND                     SMALL CAP GROWTH FUND
 (PAID DIRECTLY FROM YOUR INVESTMENT)            CLASS A   CLASS B   CLASS H              CLASS A   CLASS B   CLASS H
-----------------------------------------------
Maximum Total Sales Charge (Load)                5.50%      5.00%     2.00%               5.50%      5.00%     2.00%
   Maximum Sales Charge (Load)
   Imposed on Purchases
   (as percentage of offering price)             5.50%(1)   None      1.00%               5.50%(1)   None      1.00%
--------------------------------------------------------------------------------------------------------------------------------
   Maximum Deferred Sales Charge (Load)
   (as percentage of net asset value)            None       5.00%(2)  1.00%(3)             None      5.00%(2)  1.00%(3)
--------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)              None       None      None                 None      None      None
--------------------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)               None       None      None                 None      None      None
--------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                     None       None      None                 None      None      None
--------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------
 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
-----------------------------------------------
Investment Advisory Fees                         1.00%     1.00%      1.00%               1.00%     1.00%      1.00%
--------------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                        0.04%(4)  0.75%      0.75%               0.04%(4)  0.75%      0.75%
--------------------------------------------------------------------------------------------------------------------------------
Other Expenses:
--------------------------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees(5)                 0.25%     0.25%      0.25%               0.25%     0.25%      0.25%
--------------------------------------------------------------------------------------------------------------------------------
   Other                                         0.21%(6)  0.21%(6)   0.21%(6)            0.20%     0.20%      0.20%
--------------------------------------------------------------------------------------------------------------------------------
Total Other Expenses                             0.46%     0.46%      0.46%               0.45%     0.45%      0.45%
--------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                               1.50%     2.21%      2.21%               1.49%     2.20%      2.20%
--------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------
 SHAREHOLDER FEES                                   SMALL CAP VALUE FUND                    SMALL/MID CAP VALUE FUND
 (PAID DIRECTLY FROM YOUR INVESTMENT)            CLASS A   CLASS B   CLASS H              CLASS A   CLASS B   CLASS H
-----------------------------------------------
Maximum Total Sales Charge (Load)                5.50%      5.00%     2.00%               5.50%      5.00%     2.00%
   Maximum Sales Charge (Load)
   Imposed on Purchases
   (as percentage of offering price)             5.50%(1)   None      1.00%               5.50%(1)   None      1.00%
--------------------------------------------------------------------------------------------------------------------------------
   Maximum Deferred Sales Charge (Load)
   (as percentage of net asset value)            None       5.00%(2)  1.00%(3)            None       5.00%(2)  1.00%(3)
--------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)              None       None      None                None       None      None
--------------------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)               None       None      None                None       None      None
--------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                     None       None      None                None       None      None
-----------------------------------------------
 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
-----------------------------------------------
Investment Advisory Fees                         1.00%     1.00%      1.00%               1.00%(7)   1.00%(7)   1.00%(7)
--------------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                        0.04%(4)  0.75%      0.75%               0.04%(4)   0.75%      0.75%
--------------------------------------------------------------------------------------------------------------------------------
Other Expenses:
--------------------------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees(5)                 0.25%     0.25%      0.25%               0.25%      0.25%     0.25%
--------------------------------------------------------------------------------------------------------------------------------
   Other                                         0.13%(6)  0.13%(6)   0.13%(6)            0.16%(8)   0.16%(8)  0.16%(8)
--------------------------------------------------------------------------------------------------------------------------------
Total Other Expenses                             0.38%     0.38%      0.38%               0.41%      0.41%     0.41%
--------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                               1.42%     2.13%      2.13%               1.45%(7)   2.16%(7)  2.16%(7)
--------------------------------------------------------------------------------------------------------------------------------

                                                                    EQUITY FUNDS

-----------------------------------------------
 SHAREHOLDER FEES                                                             TAX MANAGED EQUITY FUND
 (PAID DIRECTLY FROM YOUR INVESTMENT)                        CLASS A                  CLASS B                 CLASS H
-----------------------------------------------
Maximum Total Sales Charge (Load)                             5.50%                   5.00%                    2.00%
   Maximum Sales Charge (Load)
   Imposed on Purchases
   (as percentage of offering price)                          5.50%(1)                None                     1.00%
--------------------------------------------------------------------------------------------------------------------------------
   Maximum Deferred Sales Charge (Load)
   (as percentage of net asset value)                         None                    5.00%(2)                 1.00%(3)
--------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)                           None                    None                     None
--------------------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)                            None                    None                     None
--------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                  None                    None                     None
--------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------
 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
-----------------------------------------------
Investment Advisory Fees                                      0.75%                   0.75%                    0.75%
--------------------------------------------------------------------------------------------------------------------------------

Distribution (12b-1) Fees                                     0.04%(4)                0.75%                    0.75%
--------------------------------------------------------------------------------------------------------------------------------
Other Expenses:
--------------------------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees(5)                              0.25%                   0.25%                    0.25%
--------------------------------------------------------------------------------------------------------------------------------
   Other(6)                                                   0.13%                   0.13%                    0.13%
--------------------------------------------------------------------------------------------------------------------------------
Total Other Expenses                                          0.38%                   0.38%                    0.38%
--------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                            1.17%                   1.88%                    1.88%
--------------------------------------------------------------------------------------------------------------------------------



(1) This sales charge varies depending upon how much you invest. See "Sales Charges."

(2) This amount applies to redemptions during the first and second years. The deferred sales charge decreases to 4.0%, 3.0% and 2.0% for redemptions made during the third through fifth years, respectively. No deferred sales charge is charged after the fifth year. For more information see "Contingent Deferred Sales Charges."

(3) A contingent deferred sales charge is charged only with respect to Class H Shares redeemed prior to eighteen months from the date of purchase.


(4) Represents actual Distribution (12b-1) Fees incurred by each Fund's Class A Shares during the last fiscal year. Each Fund may reimburse expenses up to a maximum of 0.10% under the Funds' distribution plan for Class A Shares but expects such reimbursements to be no more than 0.05% (0.005% for the Equity Index Fund and 0.02% for the Small/Mid Cap Value Fund) during the current fiscal year.

(5) Certain financial institutions may provide administrative services to their customers who own Class A, Class B or Class H Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of the respective share classes. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.

(6) Other expenses for certain Funds have been restated to reflect current expenses.

(7) The Adviser waived a portion of its advisory fees for the Equity Index Fund during the last fiscal year. With this fee waiver, the Equity Index Fund's actual Investment Advisory Fees and Total Annual Fund Operating Expenses were as follows:

                          TOTAL           TOTAL
        ADVISORY        EXPENSES        EXPENSES         EXPENSES
          FEES          (CLASS A)       (CLASS B)        CLASS H)
          0.20%           0.58%           1.33%           1.27%


The Adviser expects to continue waiving a portion of its advisory fees for the Equity Index Fund and expects to waive all advisory fees for the Small/Mid Cap Value Fund during the current fiscal year. With these fee waivers, these Funds' actual Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be:

                            TOTAL      TOTAL       TOTAL
               ADVISORY   EXPENSES   EXPENSES    EXPENSES
FUND             FEES     (CLASS A)  (CLASS B)   (CLASS H)
Equity
Index Fund       0.20%      0.58%      1.33%       1.33%

Small/Mid Cap
Value Fund       0.50%      0.93%      1.66%       1.66%

These fee waivers remain in place as of the date of this prospectus but may be revised or discontinued at any time.

(8) Other expenses for the Small/Mid Cap Value Fund are based on estimated amounts for the current fiscal year.


For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

EQUITY FUNDS

--------------------------------------------------------------------------------
EXAMPLES
--------------------------------------------------------------------------------

These Examples are intended to help you compare the cost of investing in Armada Equity Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same, you reinvest all dividends and distributions, and your Class B Shares convert to Class A Shares after eight years. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:


                                                     1 YEAR            3 YEARS          5 YEARS          10 YEARS
-------------------------------------------------------------------------------------------------------------------
CORE EQUITY FUND
      Class A Shares                                  $666             $  910            $1,173           $1,925
      Class B Shares(1)                                694              1,000             1,232            2,046
      Class B Shares(2)                                194                600             1,032            2,046
      Class H Shares(1)                                392                694             1,121            2,310
      Class H Shares(2)                                292                694             1,121            2,310
-------------------------------------------------------------------------------------------------------------------
EQUITY GROWTH FUND
      Class A Shares                                  $664             $  904            $1,163           $1,903
      Class B Shares(1)                                692                994             1,221            2,024
      Class B Shares(2)                                192                594             1,021            2,024
      Class H Shares(1)                                390                688             1,111            2,289
      Class H Shares(2)                                290                688             1,111            2,289
-------------------------------------------------------------------------------------------------------------------
EQUITY INDEX FUND
      Class A Shares                                  $447             $  600            $  766           $1,247
      Class B Shares(1)                                651                868             1,008            1,564
      Class B Shares(2)                                151                468               808            1,564
      Class H Shares(1)                                349                563               900            1,851
      Class H Shares(2)                                249                563               900            1,851
-------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
      Class A Shares                                  $703             $1,024            $1,368           $2,335
      Class B Shares(1)                                733              1,118             1,430            2,455
      Class B Shares(2)                                233                718             1,230            2,455
      Class H Shares(1)                                431                811             1,318            2,709
      Class H Shares(2)                                331                811             1,318            2,709
-------------------------------------------------------------------------------------------------------------------
LARGE CAP ULTRA FUND
      Class A Shares                                  $668             $  919            $1,188           $1,957
      Class B Shares(1)                                697              1,009             1,247            2,078
      Class B Shares(2)                                197                609             1,047            2,078
      Class H Shares(1)                                395                703             1,137            2,342
      Class H Shares(2)                                295                703             1,137            2,342
-------------------------------------------------------------------------------------------------------------------
LARGE CAP VALUE FUND
      Class A Shares                                  $663             $  901            $1,158           $1,892
      Class B Shares(1)                                691                991             1,216            2,014
      Class B Shares(2)                                191                591             1,016            2,014
      Class H Shares(1)                                389                685             1,106            2,279
      Class H Shares(2)                                289                685             1,106            2,279
-------------------------------------------------------------------------------------------------------------------

                                                                    EQUITY FUNDS


----------------------------------------------------------------------------------------------------------------------
EXAMPLES (CONTINUED)
----------------------------------------------------------------------------------------------------------------------


                                                     1 YEAR            3 YEARS           5 YEARS          0 YEARS
----------------------------------------------------------------------------------------------------------------------
MID CAP GROWTH FUND
      Class A Shares                                  $694             $  998            $1,323           $2,242
      Class B Shares(1)                                724              1,091             1,385            2,362
      Class B Shares(2)                                224                691             1,185            2,362
      Class H Shares(1)                                422                784             1,273            2,619
      Class H Shares(2)                                322                784             1,273            2,619
--------------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND
      Class A Shares                                  $693             $  995            $1,318           $2,232
      Class B Shares(1)                                723              1,088             1,380            2,352
      Class B Shares(2)                                223                688             1,180            2,352
      Class H Shares(1)                                421                781             1,268            2,609
      Class H Shares(2)                                321                781             1,268            2,609
-----------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE FUND
      Class A Shares                                  $687             $  975            $1,284           $2,158
      Class B Shares(1)                                716              1,067             1,344            2,279
      Class B Shares(2)                                216                667             1,144            2,279
      Class H Shares(1)                                414                760             1,233            2,537
      Class H Shares(2)                                314                760             1,233            2,537
-----------------------------------------------------------------------------------------------------------------
SMALL/MID CAP VALUE FUND
      Class A Shares                                  $689             $  983               N/A              N/A
      Class B Shares(1)                                719              1,076               N/A              N/A
      Class B Shares(2)                                219                676               N/A              N/A
      Class H Shares(1)                                417                769               N/A              N/A
      Class H Shares(2)                                317                769               N/A              N/A
-----------------------------------------------------------------------------------------------------------------
TAX MANAGED EQUITY FUND
      Class A Shares                                  $663             $  901            $1,158           $1,892
      Class B Shares(1)                                691                991             1,216            2,014
      Class B Shares(2)                                191                591             1,016            2,014
      Class H Shares(1)                                389                685             1,106            2,279
      Class H Shares(2)                                289                685             1,106            2,279
-----------------------------------------------------------------------------------------------------------------


(1) If you sell your shares at the end of the period.
(2) If you do not sell your shares at the end of the period.

ASSET ALLOCATION FUNDS

ARMADA AGGRESSIVE ALLOCATION FUND

FUND SUMMARY

INVESTMENT GOAL
Capital appreciation with current income as a secondary objective

PRINCIPAL INVESTMENT STRATEGY
Investing in a combination of Underlying Armada Funds that, in turn, invest primarily in U.S. and foreign common stocks and, to a lesser extent, in investment-grade fixed income securities and cash equivalents


PRINCIPAL RISKS
Market risk, interest rate risk, credit risk, prepayment/extension risk, allocation risk, small companies risk, conflicts risk


PRINCIPAL INVESTMENT STRATEGIES
The Armada Aggressive Allocation Fund's investment objective is to provide capital appreciation with current income as a secondary objective. The investment objective may be changed without a shareholder vote. The Fund attempts to achieve its objective by investing in other mutual funds that are managed by the Fund's Adviser (Underlying Armada Funds). For more information, see "The Fund of Funds Structure of the Aggressive Allocation and Conservative Allocation Funds" on page 76.


The Fund invests in Underlying Armada Funds in accordance with weightings determined by the Adviser. The Underlying Armada Funds invest directly in equity and fixed income securities in accordance with their own investment policies and strategies.


The Fund intends to invest 60% to 90% of its net assets in shares of Underlying Armada Funds that invest primarily in equity securities (Armada International Equity, Armada Large Cap Ultra, Armada Large Cap Value, Armada Small Cap Growth and Armada Small Cap Value Funds), 10% to 40% of its net assets in shares of Underlying Armada Funds that invest primarily in fixed income securities (Armada Bond and Armada Intermediate Bond Funds) and 0% to 20% of its net assets in shares of the Armada Money Market Fund. The Fund normally intends to invest exclusively in shares of Underlying Armada Funds, but may from time to time also invest directly in U.S. government securities and short-term money market instruments. The Adviser does not currently intent to invest any of the Fund's assets in the Armada International Equity Fund.


The Fund's assets may be reallocated among the Underlying Armada Funds in the Adviser's discretion. The amounts invested in equity, fixed income and money market Underlying Armada Funds will vary from time to time depending on the Adviser's assessment of business, economic and market conditions, including any potential advantage of price shifts between the equity markets and the fixed income markets.

PRINCIPAL RISKS OF INVESTING
MARKET RISK. The value of an investment in the Fund is based on the performance of the Underlying Armada Funds and allocation of the Fund's assets among them. Since some Underlying Armada Funds invest primarily in equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response.

The prices of fixed income securities in which some Underlying Armada Funds primarily invest respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

                                                          ASSET ALLOCATION FUNDS

                                               ARMADA AGGRESSIVE ALLOCATION FUND

INTEREST RATE RISK. An investment in Underlying Armada Funds that invest in fixed income securities and money market instruments is subject to interest rate risk, which is the possibility that an Underlying Armada Fund's yield will decline due to falling interest rates.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although an Underlying Armada Fund's investments in U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.


PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. An Underlying Armada Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Underlying Armada Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Underlying Armada Fund will suffer from the inability to invest in higher yielding securities.

ALLOCATION RISK. In managing the Fund, the Adviser has the authority to select and allocate assets among Underlying Armada Funds. The Fund is subject to the risk that the Adviser's decisions regarding asset classes and selection of Underlying Armada Funds will not anticipate market trends successfully. For example, weighting Underlying Armada Funds that invest in common stocks too heavily during a stock market decline may result in a loss. Conversely, investing too heavily in Underlying Armada Funds that invest in fixed income securities during a period of stock market appreciation may result in lower total return.


SMALL COMPANIES RISK. Since the Fund invests in Underlying Armada Funds that invest in securities issued by small capitalization companies, the Fund is indirectly subject to the risks associated with such investments. Smaller capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

CONFLICTS RISK. The Adviser is subject to conflicts of interest in allocating Fund assets among the various Underlying Armada Funds both because the fees payable to the Adviser by some Underlying Armada Funds are higher than fees payable by other Underlying Armada Funds and because the Adviser is also responsible for managing the Underlying Armada Funds. The Trustees and officers of Armada may also have conflicting interests in fulfilling their fiduciary duties to both the Fund and the Underlying Armada Funds.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION
There is no performance information for the Fund because it had not completed a full calendar year of operations as of December 31, 2001.


The performance of Class A Shares, Class B Shares and Class H Shares will differ due to differences in expenses.

FUND FEES AND EXPENSES
See page 38 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ASSET ALLOCATION FUNDS

ARMADA BALANCED ALLOCATION FUND


FUND SUMMARY

INVESTMENT GOAL
Long-term capital appreciation and current income

PRINCIPAL INVESTMENT STRATEGY
Investing in a diversified portfolio of common stocks, investment grade fixed income securities and cash equivalents with varying asset allocations depending on the Adviser's assessment of market conditions

PRINCIPAL RISKS
Market risk, allocation risk, small companies risk, foreign risk, interest rate risk, credit risk

PRINCIPAL INVESTMENT STRATEGIES
The Armada Balanced Allocation Fund's investment objective is to provide long-term capital appreciation and current income. The investment objective may be changed without a shareholder vote.


The Fund intends to invest 45% to 75% of its net assets in equity securities, such as common stocks and convertible securities, 25% to 55% of its net assets in investment grade fixed income securities, such as corporate bonds, U.S. government and agency securities, mortgage-backed securities and asset-backed securities, and up to 30% of its net assets in cash and cash equivalent securities. The Fund may invest up to 20% of its total assets at the time of purchase in foreign securities (which includes common stock, preferred stock and convertible bonds of companies headquartered outside the United States). The Fund also invests in the common stock of small capitalization companies.


The Adviser buys and sells equity securities based on their potential for long-term capital appreciation. The Fund invests the fixed income portion of its portfolio of investments in a broad range of investment grade debt securities (which are those rated at the time of investment in one of the four highest rating categories by a major rating agency) for current income. If a fixed income security is downgraded, the Adviser will re-evaluate the holding to determine whether it is in the best interests of investors to sell. The Adviser buys and sells fixed income securities and cash equivalents based on a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund invests in cash equivalent, short-term obligations for stability and liquidity.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING
MARKET RISK. Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.


The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income or equity markets as a whole.

ALLOCATION RISK. The Fund is also subject to the risk that the Adviser's asset allocation decisions will not anticipate market trends successfully. For example, weighting common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in fixed income securities during a period of stock market appreciation may result in lower total return.

SMALL COMPANIES RISK. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

                                                          ASSET ALLOCATION FUNDS

                                                 ARMADA BALANCED ALLOCATION FUND

FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class H Shares will differ due to differences in expenses.


                           CALENDAR YEAR TOTAL RETURNS

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS


1999   14.97%
2000    1.51%
2001   -7.08%


            Best Quarter     16.10%   (12/31/99)
            Worst Quarter   -10.18%    (9/30/01)


The Fund's year-to-date total return for Class A Shares through June 30, 2002 was -5.41%.


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE LEHMAN U.S. AGGREGATE BOND INDEX, THE S&P 500 COMPOSITE STOCK PRICE INDEX AND THE BALANCED ALLOCATION HYBRID BENCHMARK INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. NO AVERAGE ANNUAL RETURNS ARE SHOWN FOR CLASS H SHARES BECAUSE THE CLASS HAD NOT COMMENCED OPERATIONS AS OF DECEMBER 31, 2001. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS H SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
                                                      SINCE      DATE OF
CLASS A SHARES                             1 YEAR   INCEPTION   INCEPTION
--------------------------------------------------------------------------------
Armada Balanced Allocation Fund                                  7/31/98
  Returns Before Taxes                     -11.51%    3.39%
  Returns After Taxes
  on Distributions                         -12.20%    1.38%
  Returns After Taxes on
  Distributions and Sale of
  Fund Shares                               -7.02%    2.00%
Lehman U.S. Aggregate Bond Index(1)
(reflects no deduction for fees,
expenses or taxes)                           8.42%    6.81%   Since 7/31/98
S&P 500 Composite Stock Price Index(2)
(reflects no deduction for fees,
expenses or taxes)                         -11.88%    2.02%   Since 7/31/98
Balanced Allocation Hybrid
Benchmark Index(3)
(reflects no deduction for fees,
expenses or taxes)                          -3.72%    4.40%   Since 7/31/98
--------------------------------------------------------------------------------

ASSET ALLOCATION FUNDS

ARMADA BALANCED ALLOCATION FUND



--------------------------------------------------------------------------------
                                                      SINCE      DATE OF
CLASS B SHARES                             1 YEAR   INCEPTION   INCEPTION
--------------------------------------------------------------------------------
Armada Balanced Allocation Fund            -12.19%    3.57%    11/11/98
Lehman U.S. Aggregate Bond Index(1)
(reflects no deduction for fees,
expenses or taxes)                           8.42%    6.23%  Since 10/31/98
S&P 500 Composite Stock Price Index(2)
(reflects no deduction for fees,
expenses or taxes)                         -11.88%    2.68%  Since 10/31/98
Balanced Allocation Hybrid
Benchmark Index(3)
(reflects no deduction for fees,
expenses or taxes)                          -3.72%    4.47%  Since 10/31/98

--------------------------------------------------------------------------------

(1)THE LEHMAN U.S. AGGREGATE BOND INDEX IS AN UNMANAGED, FIXED INCOME, MARKET VALUE-WEIGHTED INDEX THAT INCLUDES TREASURY ISSUES, AGENCY ISSUES, CORPORATE BOND ISSUES AND MORTGAGE-BACKED SECURITIES.

(2)THE S&P 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY RECOGNIZED, UNMANAGED INDEX OF 500 COMMON STOCKS WHICH ARE GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET AS A WHOLE.

(3)THE BALANCED ALLOCATION HYBRID BENCHMARK INDEX IS A BLEND OF 60% S&P 500 COMPOSITE STOCK PRICE INDEX AND 40% LEHMAN U.S. AGGREGATE BOND INDEX, AS CALCULATED BY THE ADVISER.

FUND FEES AND EXPENSES
See page 38 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

                       This page intentionally left blank.

EQUITY FUNDS

ARMADA CONSERVATIVE ALLOCATION FUND


FUND SUMMARY

INVESTMENT GOAL
Current income and moderate capital appreciation consistent with preservation of capital

PRINCIPAL INVESTMENT STRATEGY
Investing in a combination of Underlying Armada Funds that, in turn, invest primarily in investment-grade fixed income securities and, to a lesser extent, in U.S. and foreign common stocks and cash equivalents


PRINCIPAL RISKS
Market risk, interest rate risk, credit risk, prepayment/extension risk, allocation risk, small companies risk, conflicts risk

PRINCIPAL INVESTMENT STRATEGIES
The Armada Conservative Allocation Fund's investment objective is to provide current income and moderate capital appreciation consistent with the preservation of capital. The investment objective may be changed without a shareholder vote. The Fund attempts to achieve its objective by investing in other mutual funds that are managed by the Fund's Adviser (Underlying Armada Funds). For more information, see "The Fund of Funds Structure of the Aggressive Allocation and Conservative Allocation Funds" on page 76.


The Fund invests in Underlying Armada Funds in accordance with weightings determined by the Adviser. The Underlying Armada Funds invest directly in fixed income and equity securities in accordance with their own investment policies and strategies.


The Fund intends to invest 50% to 80% of its net assets in shares of Underlying Armada Funds that invest primarily in fixed income securities (Armada Bond and Armada Intermediate Bond Funds), 20% to 50% of its net assets in shares of Underlying Armada Funds that invest primarily in equity securities (Armada International Equity, Armada Large Cap Ultra, Armada Large Cap Value, Armada Small Cap Growth and Armada Small Cap Value Funds), and 0% to 20% of its net assets in shares of the Armada Money Market Fund. The Fund normally intends to invest exclusively in shares of Underlying Armada Funds, but may from time to time also invest directly in U.S. government securities and short-term money market instruments. The Adviser does not currently intent to invest any of the Fund's assets in the Armada International Equity Fund.


The Fund's assets may be reallocated among the Underlying Armada Funds in the Adviser's discretion. The amounts invested in equity, fixed income and money market Underlying Armada Funds will vary from time to time depending on the Adviser's assessment of business, economic and market conditions, including any potential advantage of price shifts between the equity markets and the fixed income markets.

PRINCIPAL RISKS OF INVESTING
MARKET RISK. The value of an investment in the Fund is based on the performance of the Underlying Armada Funds and allocation of the Fund's assets among them. The prices of fixed income securities in which some Underlying Armada Funds primarily invest respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Since some Underlying Armada Funds invest primarily in equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

INTEREST RATE RISK. An investment in Underlying Armada Funds that invest in fixed income securities and money market instruments is subject to interest rate risk, which is the possibility that an Underlying Armada Fund's yield will decline due to falling interest rates.

                                                                    EQUITY FUNDS

                                             ARMADA CONSERVATIVE ALLOCATION FUND


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although an Underlying Armada Fund's investments in U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.


PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. An Underlying Armada Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Underlying Armada Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Underlying Armada Fund will suffer from the inability to invest in higher yielding securities.

ALLOCATION RISK. In managing the Fund, the Adviser has the authority to select and allocate assets among Underlying Armada Funds. The Fund is subject to the risk that the Adviser's decisions regarding asset classes and selection of Underlying Armada Funds will not anticipate market trends successfully. For example, weighting Underlying Armada Funds that invest in common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in Underlying Armada Funds that invest in fixed income securities during a period of stock market appreciation may result in lower total return.


SMALL COMPANIES RISK. Since the Fund invests in Underlying Armada Funds that invest in securities issued by small capitalization companies, the Fund is indirectly subject to the risks associated with such investments. Smaller capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

CONFLICTS RISK. The Adviser is subject to conflicts of interest in allocating Fund assets among the various Underlying Armada Funds both because the fees payable to the Adviser by some Underlying Armada Funds are higher than fees payable by other Underlying Armada Funds and because the Adviser is also responsible for managing the Underlying Armada Funds. The Trustees and officers of Armada may also have conflicting interests in fulfilling their fiduciary duties to both the Fund and the Underlying Armada Funds.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION
There is no performance information for the Fund because it had not completed a full calendar year of operations as of December 31, 2001.


The performance of Class A Shares, Class B Shares and Class H Shares will differ due to differences in expenses.

FUND FEES AND EXPENSES
See page 39 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ASSET ALLOCATION FUNDS

FUNDFEES& EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

-----------------------------------------------
 SHAREHOLDER FEES                                AGGRESSIVE ALLOCATION FUND                BALANCED ALLOCATION FUND
 (PAID DIRECTLY FROM YOUR INVESTMENT)            CLASS A   CLASS B   CLASS H              CLASS A   CLASS B   CLASS H
-----------------------------------------------
Maximum Total Sales Charge (Load)                4.75%      5.00%     2.00%               4.75%      5.00%     2.00%
   Maximum Sales Charge (Load)
   Imposed on Purchases
   (as percentage of offering price)             4.75%(1)   None      1.00%               4.75%(1)   None      1.00%
-------------------------------------------------------------------------------------------------------------------------
   Maximum Deferred Sales Charge (Load)
   (as percentage of net asset value)            None       5.00%(2)  1.00%(3)            None       5.00%(2)  1.00%(3)
-------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)              None       None      None                None       None      None
-------------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)               None       None      None                None       None      None
-------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                     None       None      None                None       None      None
-------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------
 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
-----------------------------------------------

Investment Advisory Fees                         0.25%(4)  0.25%(4)   0.25%(4)            0.75%      0.75%     0.75%
-------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                        0.04%(5)  0.65%      0.65%               0.04%(5)   0.75%     0.75%
-------------------------------------------------------------------------------------------------------------------------
Other Expenses:
-------------------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees(6)                 0.25%     0.25%      0.25%               0.25%      0.25%     0.25%
-------------------------------------------------------------------------------------------------------------------------
   Other(7)                                      0.21%     0.21%      0.21%               0.20%      0.20%     0.20%
-------------------------------------------------------------------------------------------------------------------------
Total Other Expenses                             0.46%     0.46%      0.46%               0.45%      0.45%     0.45%
-------------------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                               0.75%(4)  1.36%(4)   1.36%(4)            1.24%      1.95%     1.95%
-------------------------------------------------------------------------------------------------------------------------
Indirect Underlying
Fund Expenses                                    0.99%(8)  0.99%(8)   0.99%(8)              N/A        N/A       N/A
-------------------------------------------------------------------------------------------------------------------------
Total Fund Operating
and Indirect Expenses                            1.74%(8)  2.35%(8)   2.35%(8)              N/A        N/A       N/A
-------------------------------------------------------------------------------------------------------------------------

                                                          ASSET ALLOCATION FUNDS

-----------------------------------------------
SHAREHOLDER FEES                                                               CONSERVATIVE ALLOCATION FUND
 (PAID DIRECTLY FROM YOUR INVESTMENT)                               CLASS A               CLASS B              CLASS H
-----------------------------------------------
Maximum Total Sales Charge (Load)                                   4.75%                 5.00%                2.00%
   Maximum Sales Charge (Load)
   Imposed on Purchases
   (as percentage of offering price)                                4.75%(1)              None                 1.00%
-------------------------------------------------------------------------------------------------------------------------
   Maximum Deferred Sales Charge (Load)
   (as percentage of net asset value)                               None                  5.00%(2)             1.00%(3)
-------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)                                 None                  None                 None
-------------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)                                  None                  None                 None
-------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                        None                  None                 None
-------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------
 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
-----------------------------------------------

Investment Advisory Fees(4)                                         0.25%                 0.25%                0.25%
-------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                           0.04%(5)              0.65%                0.65%
-------------------------------------------------------------------------------------------------------------------------
Other Expenses:
-------------------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees(6)                                    0.25%                 0.25%                0.25%
-------------------------------------------------------------------------------------------------------------------------
   Other(7)                                                         0.13%                 0.13%                0.13%
-------------------------------------------------------------------------------------------------------------------------
Total Other Expenses                                                0.38%                 0.38%                0.38%
-------------------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(4)                                               0.67%                 1.28%                1.28%
-------------------------------------------------------------------------------------------------------------------------
Indirect Underlying
Fund Expenses(8)                                                    0.85%                 0.85%                0.85%
-------------------------------------------------------------------------------------------------------------------------
Total Fund Operating
and Indirect Expenses(8)                                            1.52%                 2.13%                2.13%
-------------------------------------------------------------------------------------------------------------------------


(1) This sales charge varies depending upon how much you invest. See "Sales Charges."

(2) This amount applies to redemptions during the first and second years. The deferred sales charge decreases to 4.0%, 3.0% and 2.0% for redemptions made during the third through fifth years, respectively. No deferred sales charge is charged after the fifth year. For more information see "Contingent Deferred Sales Charges."

(3) A contingent deferred sales charge is charged only with respect to Class H Shares redeemed prior to eighteen months from the date of purchase.


(4) The Adviser waived its advisory fees for the Aggressive Allocation Fund and Conservative Allocation Fund during the last fiscal year. With these fee waivers, these Funds' actual Investment Advisory Fees and Total Annual Fund Operating Expenses were as follows:

                                          TOTAL     TOTAL     TOTAL
                               ADVISORY  EXPENSES  EXPENSES  EXPENSES
FUND                             FEES    (CLASS A) (CLASS B) (CLASS H)
Aggressive Allocation Fund       0.00%     1.37%    1.98%      3.78%

Conservative Allocation Fund     0.00%     1.27%    1.88%      3.46%


The Adviser expects to continue waiving its advisory fees for the Aggressive Allocation Fund and Conservative Allocation Fund during the current fiscal year. With these fee waivers, these Funds' actual Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be:

                                         TOTAL     TOTAL     TOTAL
                               ADVISORY EXPENSES  EXPENSES  EXPENSES
FUND                             FEES   (CLASS A) (CLASS B) (CLASS H)
Aggressive Allocation Fund       0.00%     0.50%     1.11%    1.11%

Conservative Allocation Fund     0.00%     0.42%     1.03%    1.03%

These fee waivers remain in place as of the date of this prospectus but may be revised or discontinued at any time.

(5) Represents actual Distribution (12b-1) Fees incurred by each Fund's Class A Shares during the last fiscal year. Each Fund may reimburse expenses up to a maximum of 0.10% under the Funds' distribution plan for Class A Shares but expects such reimbursements to be no more than 0.05% during the current fiscal year.

(6) Certain financial institutions may provide administrative services to their customers who own Class A, Class B or Class H Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of the respective share classes. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.

(7) Other expenses for each Fund have been restated to reflect current expenses.

EQUITY FUNDS

(8) Because the Aggressive Allocation Fund and Conservative Allocation Fund invest in other mutual funds, your investment in these Funds is also indirectly subject to the operating expenses of those mutual funds. Such expenses have typically ranged from 0.51% to 1.24% for Class I Shares of the Underlying Armada Funds, which is the only class of shares of the Underlying Armada Funds in which the Funds invest.


The ratios of Indirect Underlying Fund Expenses shown in the table above are based on hypothetical allocations of Fund assets to Underlying Armada Funds as follows:


                                AGGRESSIVE  CONSERVATIVE
                                ALLOCATION   ALLOCATION
                                   FUND         FUND
Large Cap Ultra Fund              16.87%       8.33%
Large Cap Value Fund              25.08%      12.39%
Small Cap Growth Fund             18.74%       9.25%
Small Cap Value Fund              18.87%       9.31%
Bond Fund                         19.92%       0.00%
Intermediate Bond Fund             0.00%      59.62%
Money Market Fund                  0.51%       1.11%



The allocations shown above are illustrative. Actual allocations may vary, which would affect the level of indirect expenses, favorably or unfavorably, to which a Fund is subject.


Total Fund Operating and Indirect Expenses (after fee waivers for these Funds and for the Underlying Armada Funds) during the last fiscal year were:

                             CLASS A     CLASS B   CLASS H
Aggressive Allocation Fund    2.39%       3.00%     4.80%

Conservative Allocation Fund  2.06%       2.67%     4.25%

Total Fund Operating and Indirect Expenses (after fee waivers for these Funds and for the Underlying Armada Funds) for the current fiscal year are expected to be:

                             CLASS A     CLASS B   CLASS H
Aggressive Allocation Fund    1.48%       2.10%     2.10%

Conservative Allocation Fund  1.17%       1.78%     1.78%


For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

                                                                    EQUITY FUNDS

--------------------------------------------------------------------------------
EXAMPLES
--------------------------------------------------------------------------------
These Examples are intended to help you compare the cost of investing in Armada Asset Allocation Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same, you reinvest all dividends and distributions, and your Class B Shares convert to Class A Shares after eight years. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:


                                                        1 YEAR            3 YEARS          5 YEARS          10 YEARS
--------------------------------------------------------------------------------------------------------------------
AGGRESSIVE ALLOCATION FUND*
      Class A Shares                                      $643           $   997            $1,374           $2,429
      Class B Shares(1)                                    738             1,133             1,455            2,532
      Class B Shares(2)                                    238               733             1,255            2,532
      Class H Shares(1)                                    436               826             1,343            2,759
      Class H Shares(2)                                    336               826             1,343            2,759
--------------------------------------------------------------------------------------------------------------------
BALANCED ALLOCATION FUND
      Class A Shares                                      $595           $   850            $1,124           $1,904
      Class B Shares(1)                                    698             1,012             1,252            2,089
      Class B Shares(2)                                    198               612             1,052            2,089
      Class H Shares(1)                                    396               706             1,142            2,352
      Class H Shares(2)                                    296               706             1,142            2,352
--------------------------------------------------------------------------------------------------------------------
CONSERVATIVE ALLOCATION FUND*
      Class A Shares                                      $622           $   932            $1,265           $2,201
      Class B Shares(1)                                    716             1,067             1,344            2,305
      Class B Shares(2)                                    216               667             1,144            2,305
      Class H Shares(1)                                    414               760             1,233            2,537
      Class H Shares(2)                                    314               760             1,233            2,537
--------------------------------------------------------------------------------------------------------------------


  *The examples for the Armada Aggressive Allocation Fund and Armada
   Conservative Allocation Fund are based on total annual operating expenses for the Funds plus estimated indirect expenses of the Underlying Armada Funds. Actual expenses will vary depending upon the allocation of a Fund's assets among the various Underlying Armada Funds.

(1)If you sell your shares at the end of the period.

(2)If you do not sell your shares at the end of the period.

FIXED INCOME FUNDS

ARMADA BOND FUND


FUND SUMMARY

INVESTMENT GOAL
Current income as well as preservation of capital

PRINCIPAL INVESTMENT STRATEGY
Investing in a diversified portfolio of investment grade fixed income securities, which maintains a dollar-weighted average maturity of between four and twelve years

PRINCIPAL RISKS
Market risk, interest rate risk, prepayment/extension risk, credit risk

PRINCIPAL INVESTMENT STRATEGIES
The Armada Bond Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.


Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in investment grade bonds. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The Fund invests primarily in fixed income securities of all types, including but not limited to obligations of corporate and U.S. government issuers and mortgage-backed and asset-backed securities. Corporate obligations may include bonds, notes and debentures. U.S. government securities may include U.S. Treasury obligations and obligations of certain U.S. government agencies or instrumentalities such as securities issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.


If a security is downgraded, the Adviser will re-evaluate the holding to determine whether it is in the best interests of investors to sell. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund generally maintains a dollar-weighted average maturity of between four and twelve years.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.


PRINCIPAL RISKS OF INVESTING
MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.


The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government

                                                              FIXED INCOME FUNDS

                                                                ARMADA BOND FUND

agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

Performance information before June 9, 2000 represents performance of the Parkstone Bond Fund which was reorganized into the Armada Bond Fund on that date.


This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class H Shares will differ due to differences in expenses.


                           CALENDAR YEAR TOTAL RETURNS

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS

1992    6.30%
1993    9.84%
1994   -3.68%
1995   17.13%
1996    3.11%
1997    9.12%
1998    7.27%
1999   -2.04%
2000    7.30%
2001    7.26%

            Best Quarter      6.11%    (6/30/95)
            Worst Quarter    -2.61%    (3/31/94)


The Fund's year-to-date total return for Class A Shares through June 30, 2002 was 3.82%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE LEHMAN U.S. AGGREGATE BOND INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. NO AVERAGE ANNUAL RETURNS ARE SHOWN FOR CLASS H SHARES BECAUSE THE CLASS HAD NOT COMMENCED OPERATIONS AS OF DECEMBER 31, 2001. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS H SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

------------------------------------------------------------------------------
CLASS A SHARES                                1 YEAR    5 YEARS   10 YEARS
------------------------------------------------------------------------------
Armada Bond Fund
  Returns Before Taxes                         2.19%      4.67%       5.49%
  Returns After Taxes
  on Distributions                            -0.09%      2.29%       2.74%
  Returns After Taxes on
  Distributions and Sale of
  Fund Shares                                  1.30%      2.52%       3.00%
Lehman U.S. Aggregate Bond Index(1)
(reflects no deduction for fees,
expenses or taxes)                             8.42%      7.43%       7.23%

--------------------------------------------------------------------------------
                                                         SINCE    DATE OF
CLASS B SHARES                1 YEAR  5 YEARS  10 YEARS INCEPTION INCEPTION
--------------------------------------------------------------------------------
Armada Bond Fund              1.51%   4.60%      N/A      4.77%     2/4/94
Lehman U.S. Aggregate
Bond Index(1)
(reflects no deduction
for fees, expenses or taxes)  8.42%   7.43%      N/A      6.79%  Since 1/31/94

--------------------------------------------------------------------------------

(1)THE LEHMAN U.S. AGGREGATE BOND INDEX IS AN UNMANAGED, FIXED INCOME, MARKET VALUE-WEIGHTED INDEX THAT INCLUDES TREASURY ISSUES, AGENCY ISSUES, CORPORATE BOND ISSUES AND MORTGAGE-BACKED SECURITIES.

FUND FEES AND EXPENSES
See page 58 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FIXED INCOME FUNDS

ARMADA GNMA FUND


FUND SUMMARY

INVESTMENT GOAL
Current income as well as preservation of capital

PRINCIPAL INVESTMENT STRATEGY
Investing in mortgage-backed securities guaranteed by the Government National Mortgage Association (GNMA)

PRINCIPAL RISKS
Market risk, prepayment/extension risk, interest rate risk, credit risk

PRINCIPAL INVESTMENT STRATEGIES
The Armada GNMA Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in mortgage-backed securities guaranteed by GNMA. GNMA securities are backed by the full faith and credit of the U.S. government. The investment objective may be changed without a shareholder vote.


Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in mortgage-backed securities guaranteed by GNMA, which is an agency of the U.S. government established to supervise and finance certain types of mortgages. In addition to mortgage-backed securities, the Fund may invest in other types of investment grade fixed income securities such as U.S. Treasury obligations, U.S. government agency obligations, asset-backed securities and commercial paper.


In buying and selling securities for the Fund, the Adviser assesses current and projected market conditions by considering a number of factors including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors.

The Fund's dollar-weighted average portfolio maturity will be between three and ten years. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.


PRINCIPAL RISKS OF INVESTING
MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.


The Fund is also subject to the risk that mortgage-backed securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

PREPAYMENT/EXTENSION RISK. Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of mortgage-backed securities and, therefore, to assess the volatility risk of the Fund. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

                                                              FIXED INCOME FUNDS

                                                                ARMADA GNMA FUND


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class H Shares will differ due to differences in expenses.


                           CALENDAR YEAR TOTAL RETURNS

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS

1997    9.03%
1998    6.34%
1999    0.56%
2000   10.17%
2001    6.85%

            Best Quarter      4.05%    (6/30/97)
            Worst Quarter    -0.88%    (6/30/99)


The Fund's year-to-date total return for Class A Shares through June 30, 2002 was 3.87%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE LEHMAN GNMA INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. NO AVERAGE ANNUAL RETURNS ARE SHOWN FOR CLASS H SHARES BECAUSE THE CLASS HAD NOT COMMENCED OPERATIONS AS OF DECEMBER 31, 2001. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS H SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

--------------------------------------------------------------------------------
                                                         SINCE     DATE OF
CLASS A SHARES                        1 YEAR  5 YEARS  INCEPTION  INCEPTION
--------------------------------------------------------------------------------
Armada GNMA Fund                                                    9/11/96
  Returns Before Taxes                 1.75%   5.50%    5.98%
  Return After Taxes
  on Distributions                    -0.47%   3.02%    3.42%
  Returns After Taxes on
  Distributions and Sale of
  Fund Shares                          1.03%   3.14%    3.49%
Lehman GNMA Index(1)
(reflects no deduction for fees,
expenses or taxes)                     8.23%   7.50%    7.93%   Since 8/31/96

--------------------------------------------------------------------------------
                                                        SINCE     DATE OF
CLASS B SHARES                       1 YEAR  5 YEARS  INCEPTION  INCEPTION
--------------------------------------------------------------------------------
Armada GNMA Fund                       1.11%    N/A     5.94%     8/11/99
Lehman GNMA Index(1)
(reflects no deduction
for fees, expenses or taxes)           8.23%    N/A     8.83%   Since 7/31/99
--------------------------------------------------------------------------------
(1)THE LEHMAN GNMA INDEX TRACKS GNMA ISSUES, INCLUDING SINGLE FAMILY, MOBILE HOME, MIDGETS AND GRADUATED PAYMENTS COMPONENTS.

FUND FEES AND EXPENSES
See page 58 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FIXED INCOME FUNDS


ARMADA HIGH YIELD BOND FUND


FUND SUMMARY

INVESTMENT GOAL
High level of current income along with capital appreciation

PRINCIPAL INVESTMENT STRATEGY
Investing in high yield, high risk debt securities

PRINCIPAL RISKS
Loss risk, market risk, credit risk, interest rate risk, prepayment/extension risk

PRINCIPAL INVESTMENT STRATEGIES
The Armada High Yield Bond Fund's investment objective is to provide a high level of current income along with capital appreciation. The investment objective may be changed without a shareholder vote.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes (at the time of purchase) will be invested in high yield bonds, which include debt securities of all types. The term "high yield" is generally understood to describe debt securities that are rated below investment grade. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. Debt securities rated below investment grade are commonly referred to as "junk bonds." Junk bonds are debt securities that are rated below BBB by Standard & Poor's Ratings Group or Baa by Moody's Investor Service, Inc., or are of comparable quality. The Fund may invest in all types of debt securities but will invest primarily in corporate debt securities, mortgage-backed securities and asset-backed securities of U.S. and Canadian issuers.

In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. If a security is downgraded or upgraded, the Adviser will reevaluate the holding to determine whether it is in the best interests of investors to sell. The Fund generally maintains a dollar-weighted average maturity of between five and ten years.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may increase transaction costs and capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING
LOSS RISK. No matter how good a job an investment manager does, you could lose money on your investment in the Fund, just as you could with other investments.

An investment in Fund shares is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

MARKET RISK. The value of your investment in the Fund is based primarily on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that any or all of its fixed income market segments may underperform other segments of the fixed income markets or the fixed income markets as a whole.

CREDIT RISK. High-yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. High-yield bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of high-yield bonds may be more susceptible than other issuers to economic downturns. High-yield bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

                                                              FIXED INCOME FUNDS

                                                     ARMADA HIGH YIELD BOND FUND


INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The Fund is also subject to debt extension risk. Debt extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION
There is no performance information for the Fund because it had not commenced operations prior to the date of this prospectus.


FUND FEES AND EXPENSES
See page 58 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FIXED INCOME FUNDS

ARMADA INTERMEDIATE BOND FUND


FUND SUMMARY

INVESTMENT GOAL
High current income as well as preservation of capital

PRINCIPAL INVESTMENT STRATEGY
Investing in investment grade fixed inco me securities, while maintaining a dollar-weighted average maturity of between three and ten years

PRINCIPAL RISKS
Market risk, interest rate risk, prepayment/ extension risk, credit risk, foreign risk

PRINCIPAL INVESTMENT STRATEGIES
The Armada Intermediate Bond Fund's investment objective is to provide current income as well as preservation of capital by investing in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.


Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in domestic and foreign investment grade bonds. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The Fund invests primarily in fixed income securities of all types, including obligations of corporate and governmental issuers and mortgage-backed and asset-backed securities. Corporate obligations include bonds, notes and debentures. Governmental obligations include securities issued by the U.S. government, its agencies and instrumentalities, as well as obligations of foreign governments. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.


If a security is downgraded, the Adviser will re-evaluate the holding to determine whether it is in the best interests of investors to sell. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund generally maintains an average maturity of between three and ten years.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.


PRINCIPAL RISKS OF INVESTING
MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.


The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

                                                              FIXED INCOME FUNDS

                                                   ARMADA INTERMEDIATE BOND FUND

FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class H Shares will differ due to differences in expenses.



                           CALENDAR YEAR TOTAL RETURNS

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS

1992    6.91%
1993   10.81%
1994   -4.78%
1995   15.39%
1996    2.77%
1997    6.67%
1998    7.44%
1999   -0.37%
2000    6.52%
2001    7.60%

            Best Quarter      5.33%    (6/30/95)
            Worst Quarter    -3.34%    (3/31/94)


The Fund's year-to-date total return for Class A Shares through June 30, 2002 was 3.64%.


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE LEHMAN INTERMEDIATE U.S. GOVERNMENT/CREDIT INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. NO AVERAGE ANNUAL RETURNS ARE SHOWN FOR CLASS H SHARES BECAUSE THE CLASS HAD NOT COMMENCED OPERATIONS AS OF DECEMBER 31, 2001. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS H SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

--------------------------------------------------------------------------------
CLASS A SHARES                                   1 YEAR    5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Armada Intermediate Bond Fund
  Returns Before Taxes                            2.45%    4.51%      5.18%
  Returns After Taxes
  on Distributions                                0.32%    2.20%      2.82%
  Returns After Taxes on
  Distributions and Sale of
  Fund Shares                                     1.46%    2.43%      2.96%
Lehman Intermediate U.S.
Government/Credit Index(1)
(reflects no deduction for fees,
expenses or taxes)                                8.98%    7.09%      6.81%

--------------------------------------------------------------------------------
                                                           SINCE     DATE OF
CLASS B SHARES                   1 YEAR 5 YEARS  10 YEARS INCEPTION INCEPTION
--------------------------------------------------------------------------------
Armada Intermediate
Bond Fund                         1.95%   N/A      N/A     3.66%     1/6/98
Lehman Intermediate U.S.
Government/Credit Index(1)
(reflects no deduction for fees,
expenses or taxes)                8.98%   N/A      N/A     6.90% Since 12/31/97

--------------------------------------------------------------------------------
(1)THE LEHMAN INTERMEDIATE U.S. GOVERNMENT/CREDIT INDEX IS AN UNMANAGED INDEX WHICH IS REPRESENTATIVE OF INTERMEDIATE-TERM BONDS.

FUND FEES AND EXPENSES
See page 58 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FIXED INCOME FUNDS

ARMADA LIMITED MATURITY BOND FUND


FUND SUMMARY

INVESTMENT GOAL
Current income as well as preservation of capital

PRINCIPAL INVESTMENT STRATEGY
Investing in investment grade fixed income securities, while maintaining a dollar-weighted average maturity of between one and five years

PRINCIPAL RISKS
Market risk, interest rate risk, prepayment/ extension risk, credit risk

PRINCIPAL INVESTMENT STRATEGIES
The Armada Limited Maturity Bond Fund's investment objective is to provide current income as well as preservation of capital by investing in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.


Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in investment grade bonds. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The Fund invests primarily in fixed income securities of all types, including obligations of corporate and U.S. government issuers, mortgage-backed and asset-backed securities. Corporate obligations may include bonds, notes and debentures. U.S. government securities may include U.S. Treasury obligations and obligations of certain U.S. government agencies or instrumentalities such as securities issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.


If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of shareholders. In buying and selling securities for the Fund, the Adviser considers a number of factors including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund generally maintains an average dollar-weighted portfolio maturity of between one and five years.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.


PRINCIPAL RISKS OF INVESTING
MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.


The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price

                                                              FIXED INCOME FUNDS

                                               ARMADA LIMITED MATURITY BOND FUND

movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class H Shares will differ due to differences in expenses.



                           CALENDAR YEAR TOTAL RETURNS


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS

1995   7.60%
1996   5.18%
1997   6.33%
1998   6.58%
1999   3.15%
2000   4.39%
2001   9.03%

            Best Quarter      3.59%    (3/31/01)
            Worst Quarter    -0.34%   (12/31/00)


The Fund's year-to-date total return for Class A Shares through June 30, 2002 was 2.06%.


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE MERRILL LYNCH 1-3 YEAR U.S. CORPORATE/GOVERNMENT INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. NO AVERAGE ANNUAL RETURNS ARE SHOWN FOR CLASS H SHARES BECAUSE THE CLASS HAD NOT COMMENCED OPERATIONS AS OF DECEMBER 31, 2001. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS H SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

--------------------------------------------------------------------------------
                                                       SINCE       DATE OF
CLASS A SHARES                       1 YEAR  5 YEARS  INCEPTION   INCEPTION
--------------------------------------------------------------------------------
Armada Limited Maturity
Bond Fund                                                          9/9/94
  Returns Before Taxes                6.08%   5.30%    5.52%
  Returns After Taxes on
  Distributions                       3.87%   2.94%    3.11%
  Returns After Taxes on
  Distributions and Sale of
  Fund Shares                         3.66%   3.04%    3.19%
Merrill Lynch 1-3 Year U.S.
Corporate/Government Index(1)
(reflects no deduction for fees,
expenses or taxes)                    8.71%   6.73%    6.74%     Since 8/31/94

--------------------------------------------------------------------------------
                                                        SINCE     DATE OF
CLASS B SHARES                       1 YEAR  5 YEARS  INCEPTION  INCEPTION
--------------------------------------------------------------------------------
Armada Limited Maturity
Bond Fund                             3.13%    N/A     3.95%      8/11/99
Merrill Lynch 1-3 Year U.S.
Corporate/Government Index(1)
(reflects no deduction for fees,
expenses or taxes)                    8.71%    N/A     7.61%     Since 7/31/99
--------------------------------------------------------------------------------
(1)THE MERRILL LYNCH 1-3 YEAR U.S. CORPORATE/GOVERNMENT INDEX IS A MARKET CAPITALIZATION WEIGHTED INDEX INCLUDING U.S. TREASURY AND AGENCY BONDS AND U.S. FIXED COUPON INVESTMENT GRADE CORPORATE BONDS (U.S. DOMESTIC AND YANKEE/GLOBAL BONDS). U.S. TREASURY BONDS MUST HAVE AT LEAST $1 BILLION FACE VALUE OUTSTANDING AND AGENCY AND CORPORATE BONDS MUST HAVE AT LEAST $150 MILLION FACE VALUE OUTSTANDING TO BE INCLUDED IN THE INDEX. BOTH TOTAL RETURN AND PRICE RETURNS ARE CALCULATED DAILY. PRICES ARE TAKEN AS OF APPROXIMATELY 3 P.M. EASTERN TIME. QUALITY RANGE IS BBB3-AAA BASED ON COMPOSITE MOODY AND S&P RATINGS. MATURITIES FOR ALL BONDS ARE GREATER THAN OR EQUAL TO ONE YEAR AND LESS THAN THREE YEARS. FLOATERS, EQUIPMENT TRUST CERTIFICATES, AND TITLE 11 SECURITIES ARE EXCLUDED.

FUND FEES AND EXPENSES
See page 59 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FIXED INCOME FUNDS


ARMADA SHORT DURATION BOND FUND


FUND SUMMARY

INVESTMENT GOAL
High current income while preserving capital

PRINCIPAL INVESTMENT STRATEGY
Investing in high-quality fixed income securities with an average maturity of 9 to 15 months

PRINCIPAL RISKS
Market risk, credit risk, interest rate risk, prepayment/extension risk

PRINCIPAL INVESTMENT STRATEGIES
The Short Duration Bond Fund's investment objective is to obtain high current income while preserving capital. The investment objective may be changed without a shareholder vote.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in debt securities, primarily U.S. government securities, corporate bonds, asset-backed securities and mortgage-backed securities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The Fund normally intends to maintain an average portfolio duration of 0.8 to 1.2 years. Duration measures price volatility by estimating the change in price of a debt security in response to changes in interest rates. For example, with a rise of 1% in interest rates, a bond's value may be expected to fall approximately 1% for each year of its duration. Thus the higher the Fund's duration, the more volatile the price of its shares will be. The Adviser may adjust the Fund's average duration within the 0.8 to 1.2 year range to take advantage of expected changes in interest rates.

In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Adviser will primarily seek to add value by emphasizing market sectors and individual securities that, based on historical yield relationships, represent an attractive valuation. Normally, all securities purchased by the Fund will be rated investment grade at the time of purchase, or be of comparable quality if unrated. If a security is downgraded, the Adviser will reevaluate the holding to determine whether it is in the interests of investors to sell.

Due to its investment strategy, the Fund will buy and sell securities frequently. In some instances this may increase transaction costs and capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING
MARKET RISK. The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are

                                                              FIXED INCOME FUNDS

                                                 ARMADA SHORT DURATION BOND FUND


not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION
There is no performance information for the Fund because it had not commenced operations prior to the date of this prospectus.


FUND FEES AND EXPENSES
See page 59 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FIXED INCOME FUNDS

ARMADA TOTAL RETURN ADVANTAGE FUND


FUND SUMMARY

INVESTMENT GOAL
Current income as well as preservation of capital

PRINCIPAL INVESTMENT STRATEGY
Investing in investment grade fixed income securities, while maintaining an average dollar-weighted maturity of between four and twelve years

PRINCIPAL RISKS
Market risk, credit risk, interest rate risk, prepayment/extension risk

PRINCIPAL INVESTMENT STRATEGIES
The Armada Total Return Advantage Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.


Under normal circumstances, the Fund invests at least 80% of the value of its net assets in investment grade debt securities. The Fund invests primarily in fixed income securities of all types, including asset-backed securities and mortgage-backed securities and obligations of corporate and U.S. government issuers. Corporate obligations may include bonds, notes and debentures. U.S. government securities may include U.S. Treasury obligations and obligations of certain U.S. government agencies or instrumentalities such as securities issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.

If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of shareholders. In buying and selling securities for the Fund, the Adviser uses a number of strategies, including duration/maturity management, sector allocation and individual security selection. The Fund may invest up to 15% of its assets in fixed income securities that are unrated or rated below investment grade, sometimes known as "junk bonds." The Fund does not intend to invest in junk bonds rated by Standard & Poor's, at the time of purchase, below C or that are of equivalent quality as determined by the Adviser. If a security is downgraded below C or the equivalent, the Adviser will reevaluate whether continuing to hold the security is in the best interest of the shareholders.


The Fund generally maintains an average dollar-weighted maturity of between four and twelve years.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.


PRINCIPAL RISKS OF INVESTING
MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.


The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the full faith and credit of the United States, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. Junk bonds involve greater risks of default or downgrade and are more volatile than investment grade securities.

Junk bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends on a timely basis and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

                                                              FIXED INCOME FUNDS

                                              ARMADA TOTAL RETURN ADVANTAGE FUND

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class H Shares will differ due to differences in expenses.


                           CALENDAR YEAR TOTAL RETURNS

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS

1995   18.37%
1996    2.86%
1997    8.54%
1998    8.68%
1999   -3.21%
2000   12.33%
2001    7.01%


            Best Quarter      6.28%    (6/30/95)
            Worst Quarter    -2.58%    (3/31/96)


The Fund's year-to-date total return for Class A Shares through June 30, 2002 was 3.33%.


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE LEHMAN U.S. GOVERNMENT/CREDIT INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. NO AVERAGE ANNUAL RETURNS ARE SHOWN FOR CLASS H SHARES BECAUSE THE CLASS HAD NOT COMMENCED OPERATIONS AS OF DECEMBER 31, 2001. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS H SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

--------------------------------------------------------------------------------
                                                         SINCE     DATE OF
CLASS A SHARES                        1 YEAR  5 YEARS  INCEPTION  INCEPTION
--------------------------------------------------------------------------------
Armada Total Return
Advantage Fund                                                     9/6/94
  Returns Before Taxes                 1.93%   5.50%     6.45%
  Returns After Taxes
  on Distributions                    -0.14%   3.07%     3.62%
  Returns After Taxes on
  Distributions and Sale of
  Fund Shares                          1.16%   3.16%     3.71%
Lehman U.S. Government/Credit Index(1)
(reflects no deduction for fees,
expenses or taxes)                     8.51%   7.36%     7.76%   Since 8/31/94

--------------------------------------------------------------------------------
                                                        SINCE      DATE OF
CLASS B SHARES                        1 YEAR  5 YEARS  INCEPTION  INCEPTION
--------------------------------------------------------------------------------
Armada Total Return Advantage Fund      1.35%    N/A     6.24%     9/29/99
Lehman U.S. Government/Credit Index(1)
(reflects no deduction for fees,
expenses or taxes)                      8.51%    N/A     8.78%   Since 9/30/99
--------------------------------------------------------------------------------
(1)THE LEHMAN U.S. GOVERNMENT/CREDIT INDEX IS A WIDELY RECOGNIZED INDEX OF GOVERNMENT AND CORPORATE DEBT SECURITIES RATED INVESTMENT GRADE OR BETTER, WITH MATURITIES OF AT LEAST ONE YEAR.

FUND FEES AND EXPENSES
See page 60 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FIXED INCOME FUNDS

ARMADA U.S. GOVERNMENT INCOME FUND


FUND SUMMARY

INVESTMENT GOAL
Current income as well as preservation of capital

PRINCIPAL INVESTMENT STRATEGY
Investing in mortgage-related securities issued or guaranteed by the U.S. government

PRINCIPAL RISKS
Market risk, interest rate risk, prepayment/ extension risk, credit risk

PRINCIPAL INVESTMENT STRATEGIES
The Armada U.S. Government Income Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in U.S. government securities. The investment objective may be changed without a shareholder vote.


Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The types of U.S. government securities include mortgage-related securities, and Treasury bills, notes and bonds. The Fund may invest the portion of its assets not subject to the 80% requirement stated above in other types of investments, including securities issued by non-governmental issuers, such as mortgage-related debt securities, asset-backed debt securities, commercial paper and preferred stock. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund generally maintains a dollar-weighted average maturity of between three and ten years.


Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

Market risk. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.


The Fund is also subject to the risk that U.S. government securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.


For additional information about risks, see "More Information About Principal Investment Strategies."

                                                              FIXED INCOME FUNDS

                                              ARMADA U.S. GOVERNMENT INCOME FUND

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

Performance information before June 10, 2000 represents performance of the Parkstone U.S. Government Income Fund which was reorganized into the Armada U.S. Government Income Fund on that date.


This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class H Shares will differ due to differences in expenses.


                           CALENDAR YEAR TOTAL RETURNS

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS

1993    7.41%
1994   -0.70%
1995   13.50%
1996    4.54%
1997    7.87%
1998    6.83%
1999    0.95%
2000   10.00%
2001    7.35%

            Best Quarter      3.88%    (6/30/95)
            Worst Quarter    -1.13%    (3/31/94)


The Fund's year-to-date total return for Class A Shares through June 30, 2002 was 3.99%.



THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE LEHMAN MORTGAGE-BACKED SECURITIES INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. NO AVERAGE ANNUAL RETURNS ARE SHOWN FOR CLASS H SHARES BECAUSE THE CLASS HAD NOT COMMENCED OPERATIONS AS OF DECEMBER 31, 2001. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS H SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.


--------------------------------------------------------------------------------
                                                        SINCE     DATE OF
CLASS A SHARES                       1 YEAR  5 YEARS  INCEPTION  INCEPTION
--------------------------------------------------------------------------------
Armada U.S. Government
Income Fund                                                       11/12/92
  Returns Before Taxes                2.22%   5.53%     5.72%
  Returns After Taxes
  on Distributions                    0.14%   2.99%     2.91%
  Returns After Taxes on
  Distributions and Sale of
  Fund Shares                         1.32%   3.11%     3.10%
Lehman Mortgage-Backed
Securities Index(1)
(reflects no deduction for fees,
expenses or taxes)                    8.22%   7.49%     7.17%   Since 10/31/92

--------------------------------------------------------------------------------
                                                        SINCE     DATE OF
CLASS B SHARES                       1 YEAR  5 YEARS  INCEPTION  INCEPTION
--------------------------------------------------------------------------------
Armada U.S. Government
Income Fund                           1.49%   5.44%     5.43%       2/4/94
Lehman Mortgage-Backed
Securities Index(1)
(reflects no deduction for fees,
expenses or taxes)                    8.22%   7.49%     7.09%   Since 1/31/94
--------------------------------------------------------------------------------
(1)THE LEHMAN MORTGAGE-BACKED SECURITIES INDEX IS A WIDELY-RECOGNIZED, MARKET VALUE-WEIGHTED (HIGHER MARKET VALUE STOCKS HAVE MORE INFLUENCE THAN LOWER MARKET VALUE STOCKS) INDEX OF MORTGAGE-BACKED SECURITIES ISSUED BY GNMA, FHLMC, AND FANNIE MAE. ALL SECURITIES IN THE INDEX ARE RATED AAA, WITH MATURITIES OF AT LEAST ONE YEAR.

FUND FEES AND EXPENSES
See page 60 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FIXED INCOME FUNDS

FUND FEES & EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

-----------------------------------------------
 SHAREHOLDER FEES                                         BOND FUND                                GNMA FUND
 (PAID DIRECTLY FROM YOUR INVESTMENT)            CLASS A   CLASS B   CLASS H              CLASS A   CLASS B   CLASS H
-----------------------------------------------
Maximum Total Sales Charge (Load)                4.75%      5.00%     2.00%               4.75%      5.00%     2.00%
   Maximum Sales Charge (Load)
   Imposed on Purchases
   (as percentage of offering price)             4.75%(1)   None      1.00%               4.75%(1)   None      1.00%
------------------------------------------------------------------------------------------------------------------------
   Maximum Deferred Sales Charge (Load)
   (as percentage of net asset value)            None       5.00%(2)  1.00%(3)            None       5.00%(2)  1.00%(3)
------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)              None       None      None                None       None      None
------------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)               None       None      None                None       None      None
------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                     None       None      None                None       None      None
------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------
 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
-----------------------------------------------

Investment Advisory Fees                         0.55%     0.55%      0.55%               0.55%     0.55%      0.55%
------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                        0.04%(4)  0.75%      0.75%               0.04%(4)  0.75%      0.75%
------------------------------------------------------------------------------------------------------------------------
Other Expenses:
------------------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees(5)                 0.25%     0.25%      0.25%               0.25%     0.25%      0.25%
------------------------------------------------------------------------------------------------------------------------
   Other(6)                                      0.13%     0.13%      0.13%               0.15%     0.15%      0.15%
------------------------------------------------------------------------------------------------------------------------
Total Other Expenses                             0.38%     0.38%      0.38%               0.40%     0.40%      0.40%
------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses             0.97%     1.68%      1.68%               0.99%     1.70%      1.70%
------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------
 SHAREHOLDER FEES                                   HIGH YIELD BOND FUND                    INTERMEDIATE BOND FUND
 (PAID DIRECTLY FROM YOUR INVESTMENT)            CLASS A   CLASS B   CLASS H              CLASS A   CLASS B   CLASS H
-----------------------------------------------
Maximum Total Sales Charge (Load)                4.75%      5.00%     2.00%               4.75%      5.00%     2.00%
   Maximum Sales Charge (Load)
   Imposed on Purchases
   (as percentage of offering price)             4.75%(1)   None      1.00%               4.75%(1)   None      1.00%
------------------------------------------------------------------------------------------------------------------------
   Maximum Deferred Sales Charge (Load)
   (as percentage of net asset value)            None       5.00%(2)  1.00%(3)            None       5.00%(2)  1.00%(3)
------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)              None       None      None                None       None      None
------------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)               None       None      None                None       None      None
------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                     None       None      None                None       None      None
------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------
 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
-----------------------------------------------
Investment Advisory Fees                         0.60%     0.60%      0.60%               0.55%(8)  0.55%(8)   0.55%(8)
------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                        0.04%(4)  0.75%      0.75%               0.04%(4)  0.75%      0.75%
------------------------------------------------------------------------------------------------------------------------
Other Expenses:
------------------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees(5)                 0.25%     0.25%      0.25%               0.25%     0.25%      0.25%
------------------------------------------------------------------------------------------------------------------------
   Other                                         0.18%(7)  0.18%(7)   0.18%(7)            0.13%     0.13%      0.13%
------------------------------------------------------------------------------------------------------------------------
Total Other Expenses                             0.43%     0.43%      0.43%               0.38%     0.38%      0.38%
------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses             1.07%     1.78%      1.78%               0.97%(8)  1.68%(8)   1.68%(8)
------------------------------------------------------------------------------------------------------------------------

                                                              FIXED INCOME FUNDS



-----------------------------------------------
 SHAREHOLDER FEES                                LIMITED MATURITY BOND FUND                SHORT DURATION BOND FUND
 (PAID DIRECTLY FROM YOUR INVESTMENT)            CLASS A   CLASS B   CLASS H              CLASS A   CLASS B   CLASS H
-----------------------------------------------
Maximum Total Sales Charge (Load)                2.75%      5.00%     2.00%               2.75%      5.00%     2.00%
   Maximum Sales Charge (Load)
   Imposed on Purchases
   (as percentage of offering price)             2.75%(1)   None      1.00%               2.75%(1)   None      1.00%

------------------------------------------------------------------------------------------------------------------------
   Maximum Deferred Sales Charge (Load)
   (as percentage of net asset value)            None       5.00%(2)  1.00%(3)            None       5.00%(2)  1.00%(3)
------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)              None       None      None                None       None      None
------------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)               None       None      None                None       None      None
------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                     None       None      None                None       None      None
------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------
 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
-----------------------------------------------

Investment Advisory Fees(8)                      0.45%     0.45%      0.45%               0.40%     0.40%      0.40%
------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                        0.04%(4)  0.75%      0.75%               0.04%(4)  0.75%      0.75%
------------------------------------------------------------------------------------------------------------------------
Other Expenses:
------------------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees(5)                 0.25%     0.25%      0.25%               0.25%     0.25%      0.25%
------------------------------------------------------------------------------------------------------------------------
   Other                                         0.13%(6)  0.13%(6)   0.13%(6)            0.19%(7)  0.19%(7)   0.19%(7)
------------------------------------------------------------------------------------------------------------------------
Total Other Expenses                             0.38%     0.38%      0.38%               0.44%     0.44%      0.44%
------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses(8)          0.87%     1.58%      1.58%               0.88%     1.59%      1.59%
------------------------------------------------------------------------------------------------------------------------

FIXED INCOME FUNDS



-----------------------------------------------
 SHAREHOLDER FEES                                TOTAL RETURN ADVANTAGE FUND              U.S. GOVERNMENT INCOME FUND
 (PAID DIRECTLY FROM YOUR INVESTMENT)            CLASS A   CLASS B   CLASS H              CLASS A   CLASS B   CLASS H
-----------------------------------------------
Maximum Total Sales Charge (Load)                4.75%      5.00%     2.00%               4.75%      5.00%     2.00%
   Maximum Sales Charge (Load)
   Imposed on Purchases
   (as percentage of offering price)             4.75%(1)   None      1.00%               4.75%(1)   None      1.00%
------------------------------------------------------------------------------------------------------------------------
   Maximum Deferred Sales Charge (Load)
   (as percentage of net asset value)            None       5.00%(2)  1.00%(3)            None       5.00%(2)  1.00%(3)
------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)              None       None      None                None       None      None
------------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)               None       None      None                None       None      None
------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                     None       None      None                None       None      None
------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------
 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
-----------------------------------------------
Investment Advisory Fees                         0.55%(8)  0.55%(8)   0.55%(8)            0.55%     0.55%      0.55%
------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                        0.04%(4)  0.75%      0.75%               0.04%(4)  0.75%      0.75%
------------------------------------------------------------------------------------------------------------------------
Other Expenses:
------------------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees(5)                 0.25%     0.25%      0.25%               0.25%     0.25%      0.25%
------------------------------------------------------------------------------------------------------------------------
   Other(6)                                      0.12%     0.12%      0.12%               0.15%     0.15%      0.15%
------------------------------------------------------------------------------------------------------------------------
Total Other Expenses                             0.37%     0.37%      0.37%               0.40%     0.40%      0.40%
------------------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                               0.96%(8)  1.67%(8)   1.67%(8)            0.99%     1.70%      1.70%
------------------------------------------------------------------------------------------------------------------------


(1) This sales charge varies depending upon how much you invest. See "Sales Charges."

(2) This amount applies to redemptions during the first and second years. The deferred sales charge decreases to 4.0%, 3.0% and 2.0% for redemptions made during the third through fifth years, respectively. No deferred sales charge is charged after the fifth year. For more information see "Contingent Deferred Sales Charges."

(3) A contingent deferred sales charge is charged only with respect to Class H Shares redeemed prior to eighteen months from the date of purchase.


(4) Represents actual Distribution (12b-1) Fees incurred by each Fund's Class A Shares during the last fiscal year (other than the High Yield Bond Fund and Short Duration Bond Fund which were not in operation during the last fiscal year). Each Fund may reimburse expenses up to a maximum of 0.10% under the Funds' distribution plan for Class A Shares but expects such reimbursements to be no more than 0.05% (0.02% for the Short Duration Bond Fund) during the current fiscal year.

(5) Certain financial institutions may provide administrative services to their customers who own Class A, Class B or Class H Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of the respective share classes. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.

(6) Other expenses for certain Funds have been restated to reflect current expenses.

(7) Other expenses and Distribution (12b-1) Fees for the High Yield Bond Fund and Short Duration Bond Fund are based on estimated amounts for the current fiscal year.

(8) The Adviser waived a portion of its advisory fees for certain Funds during the last fiscal year. With these fee waivers, these Funds' actual Investment Advisory Fees and Total Annual Fund Operating Expenses were as follows:

                                            TOTAL      TOTAL      TOTAL
                                 ADVISORY  EXPENSES   EXPENSES   EXPENSES
FUND                               FEES    (CLASS A)  (CLASS B)  (CLASS H)
Intermediate Bond Fund             0.40%     0.82%      1.53%      1.54%
Limited Maturity Bond Fund         0.35%     0.73%      1.49%      1.48%
Total Return Advantage Fund        0.38%     0.80%      1.51%        *

* Class H Shares of the Total Return Advantage Fund were not in operation during the last fiscal year.

The Adviser expects to continue waiving a portion of its advisory fees for these Funds and the Short Duration Bond Fund during the current fiscal year. With these fee waivers, these Funds' actual Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be:

                                            TOTAL      TOTAL      TOTAL
                                 ADVISORY  EXPENSES   EXPENSES   EXPENSES
FUND                               FEES    (CLASS A)  (CLASS B)  (CLASS H)
Intermediate Bond Fund             0.40%     0.82%      1.53%     1.53%
Limited Maturity Bond Fund         0.35%     0.77%      1.48%     1.48%
Short Duration Bond Fund           0.13%     0.59%      1.32%     1.32%
Total Return Advantage Fund        0.40%     0.79%      1.50%     1.50%

These fee waivers remain in place as of the date of this prospectus but may be revised or discontinued at any time.


For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

                                                              FIXED INCOME FUNDS

--------------------------------------------------------------------------------
EXAMPLES
--------------------------------------------------------------------------------
These Examples are intended to help you compare the cost of investing in Armada Fixed Income Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same, you reinvest all dividends and distributions, and your Class B Shares convert to Class A Shares after eight years. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:


                                                        1 YEAR            3 YEARS           5 YEARS         10 YEARS
--------------------------------------------------------------------------------------------------------------------
BOND FUND
      Class A Shares                                      $569           $   769            $   986          $1,608
      Class B Shares(1)                                    671               930              1,113           1,796
      Class B Shares(2)                                    171               530                913           1,796
      Class H Shares(1)                                    369               624              1,003           2,067
      Class H Shares(2)                                    269               624              1,003           2,067
--------------------------------------------------------------------------------------------------------------------
GNMA FUND
      Class A Shares                                      $571           $   775            $   996          $1,630
      Class B Shares(1)                                    673               936              1,123           1,818
      Class B Shares(2)                                    173               536                923           1,818
      Class H Shares(1)                                    371               630              1,014           2,089
      Class H Shares(2)                                    271               630              1,014           2,089
--------------------------------------------------------------------------------------------------------------------
HIGH YIELD BOND FUND
      Class A Shares                                      $579           $   799                N/A             N/A
      Class B Shares(1)                                    681               960                N/A             N/A
      Class B Shares(2)                                    181               560                N/A             N/A
      Class H Shares(1)                                    379               655                N/A             N/A
      Class H Shares(2)                                    279               655                N/A             N/A
--------------------------------------------------------------------------------------------------------------------
INTERMEDIATE BOND FUND
      Class A Shares                                      $569           $   769            $   986          $1,608
      Class B Shares(1)                                    671               930              1,113           1,796
      Class B Shares(2)                                    171               530                913           1,796
      Class H Shares(1)                                    369               624              1,003           2,067
      Class H Shares(2)                                    269               624              1,003           2,067
--------------------------------------------------------------------------------------------------------------------
LIMITED MATURITY BOND FUND
      Class A Shares                                      $361           $   545            $   744          $1,318
      Class B Shares(1)                                    661               899              1,060           1,686
      Class B Shares(2)                                    161               499                860           1,686
      Class H Shares(1)                                    359               594                952           1,960
      Class H Shares(2)                                    259               594                952           1,960
--------------------------------------------------------------------------------------------------------------------
SHORT DURATION BOND FUND
      Class A Shares                                      $362           $   548                N/A             N/A
      Class B Shares(1)                                    662               902                N/A             N/A
      Class B Shares(2)                                    162               502                N/A             N/A
      Class H Shares(1)                                    360               597                N/A             N/A
      Class H Shares(2)                                    260               597                N/A             N/A
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN ADVANTAGE FUND
      Class A Shares                                      $568           $   766            $   981          $1,597
      Class B Shares(1)                                    670               926              1,107           1,785
      Class B Shares(2)                                    170               526                907           1,785
      Class H Shares(1)                                    368               621                998           2,056
      Class H Shares(2)                                    268               621                998           2,056
--------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT INCOME FUND
      Class A Shares                                      $571           $   775            $   996          $1,630
      Class B Shares(1)                                    673               936              1,123           1,818
      Class B Shares(2)                                    173               536                923           1,818
      Class H Shares(1)                                    371               630              1,014           2,089
      Class H Shares(2)                                    271               630              1,014           2,089
--------------------------------------------------------------------------------------------------------------------

(1) If you sell your shares at the end of the period.

(2) If you do not sell your shares at the end of the period.

TAX FREE BOND FUNDS

ARMADA MICHIGAN MUNICIPAL BOND FUND

FUND SUMMARY

INVESTMENT GOAL
Current income exempt from federal income tax and, to the extent possible, from Michigan personal income tax, as is consistent with conservation of capital

PRINCIPAL INVESTMENT STRATEGY
Investing in municipal obligations that pay interest that is exempt from federal and Michigan state income taxes

PRINCIPAL RISKS
Market risk, interest rate risk, credit risk, single state risk, non-diversification risk

PRINCIPAL INVESTMENT STRATEGIES
The Armada Michigan Municipal Bond Fund's investment objective is to provide current income exempt from federal income tax and, to the extent possible, from Michigan personal income tax, as is consistent with conservation of capital. Such income may be subject to the federal alternative minimum tax when received by certain shareholders. The investment objective may be changed without a shareholder vote.


The Fund invests primarily in debt securities issued by or on behalf of the State of Michigan, its political subdivisions and its agencies and instrumentalities that generate income exempt from federal and Michigan state income taxes, but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax (Michigan municipal bonds). As a matter of fundamental policy, the Fund normally invests at least 80% of the value of its net assets plus any borrowings for investment purposes in Michigan municipal bonds. The Fund also invests in municipal securities issued by or on behalf of territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities.


Some Fund dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Also, Fund dividends will generally be subject to state and local income taxes for any shareholders who are not Michigan residents.

In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities. The Fund invests in investment grade securities, which are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of its shareholders. The Fund ordinarily will maintain a dollar-weighted average portfolio maturity of between three and ten years.


PRINCIPAL RISKS OF INVESTING
MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.


The Fund is also subject to the risk that Michigan municipal securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

SINGLE STATE RISK. The Fund's focus on investments in securities of issuers located in Michigan makes the Fund susceptible to economic, political and regulatory events that affect Michigan.

NON-DIVERSIFICATION RISK. The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

                                                             TAX FREE BOND FUNDS

                                             ARMADA MICHIGAN MUNICIPAL BOND FUND

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

Performance information before June 10, 2000 represents performance of the Parkstone Michigan Municipal Bond Fund which was reorganized into the Armada Michigan Municipal Bond Fund on that date.


This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class H Shares will differ due to differences in expenses.


                           CALENDAR YEAR TOTAL RETURNS

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS

1992    6.98%
1993    9.67%
1994   -3.00%
1995   13.24%
1996    2.84%
1997    6.93%
1998    4.76%
1999   -1.60%
2000    8.71%
2001    4.38%


            Best Quarter      5.19%    (3/31/95)
            Worst Quarter    -3.27%    (3/31/94)


The Fund's year-to-date total return for Class A Shares through June 30, 2002 was 4.37%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE LEHMAN 7 YEAR MUNICIPAL BOND INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. NO AVERAGE ANNUAL RETURNS ARE SHOWN FOR CLASS H SHARES BECAUSE THE CLASS HAD NOT COMMENCED OPERATIONS AS OF DECEMBER 31, 2001. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS H SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
CLASS A SHARES                                   1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Armada Michigan Municipal Bond Fund
  Returns Before Taxes                           -0.55%      3.57%    4.67%
  Returns After Taxes
  on Distributions                               -0.58%    3.52%      4.58%
  Returns After Taxes on
  Distributions and Sale of
  Fund Shares                                     1.36%    3.68%      4.60%
Lehman 7 Year Municipal Bond Index(1)
(reflects no deduction for fees,
expenses or taxes)                                5.20%    5.56%      6.13%

--------------------------------------------------------------------------------
                                                            SINCE     DATE OF
CLASS B SHARES                  1 YEAR 5 YEARS  10 YEARS  INCEPTION  INCEPTION
--------------------------------------------------------------------------------
Armada Michigan Municipal
Bond Fund                       -1.36%   3.45%     N/A     3.61%      2/4/94
Lehman 7 Year Municipal Bond
Index(1) (reflects no deduction
for fees, expenses or taxes)     5.20%   5.56%     N/A     5.28%  Since 1/31/94
--------------------------------------------------------------------------------
(1)THE LEHMAN 7 YEAR MUNICIPAL BOND INDEX IS A BROAD BASED TOTAL RETURN INDEX. THE BONDS ARE INVESTMENT GRADE, FIXED RATE WITH MATURITIES OF 7-8 YEARS AND ARE SELECTED FROM ISSUES LARGER THAN $50 MILLION DATED SINCE JANUARY 1984.

FUND FEES AND EXPENSES
See page 70 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

TAX FREE BOND FUNDS

ARMADA NATIONAL TAX EXEMPT BOND FUND


FUND SUMMARY

INVESTMENT GOAL
Current income exempt from federal income tax as is consistent with conservation of capital

PRINCIPAL INVESTMENT STRATEGY
Investing in municipal obligations that pay interest that is exempt from federal income tax

PRINCIPAL RISKS
Market risk, interest rate risk, credit risk

PRINCIPAL INVESTMENT STRATEGIES
The Armada National Tax Exempt Bond Fund's investment objective is to provide current income exempt from federal income tax as is consistent with conservation of capital. The investment objective may be changed without a shareholder vote.


As a matter of fundamental policy, the Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes in bonds that generate income exempt from federal income tax (including the federal alternative minimum tax). Fund dividends may be taxable for state and local income tax purposes. Also, some Fund dividends may be taxable for federal income tax purposes, such as those derived from occasional taxable investments and distributions of short and long-term capital gains.

The Fund invests in a variety of municipal debt securities issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities. In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities.

The Fund primarily invests in investment grade securities. Investment grade municipal securities are those rated in one of the four highest rating categories as determined by a major rating agency, or determined by the Adviser to be of equivalent quality. If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of shareholders. The Fund ordinarily will maintain a dollar-weighted average effective maturity of between three and ten years.

PRINCIPAL RISKS OF INVESTING
MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.


The Fund is also subject to the risk that municipal securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


The performance of Class A Shares of the Armada National Tax Exempt Bond Fund for the period April 9, 1998 until June 22, 1998, when Class A Shares were first offered for sale, is represented by the performance of the Fund's Class I Shares. The performance of Class A Shares of the National Tax Exempt Bond Fund for the period prior to April 9, 1998 is represented by the performance of a common trust fund which operated prior to the effectiveness of the registration statement of the National Tax Exempt Bond Fund. The common trust fund was advised by National City Bank, an affiliate of the Adviser. At the time of the National Tax Exempt Bond Fund's inception, the common trust fund was operated using materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. In connection with the National Tax Exempt Bond Fund's commencement of operations as a registered mutual fund, the common trust fund transferred its assets to the Fund. At the time of the transfer, the Adviser did not manage any other collective investment or common trust funds using materially equivalent investment objectives, policies, guidelines and restrictions to those of the National Tax Exempt Bond Fund.

                                                             TAX FREE BOND FUNDS

                                            ARMADA NATIONAL TAX EXEMPT BOND FUND

The common trust fund was not open to the public generally, or registered under the Investment Company Act of 1940 (the "1940 Act"), or subject to certain restrictions that are imposed by the 1940 Act and the Internal Revenue Code. If the common trust fund had been registered under the 1940 Act, performance may have been adversely affected. Performance quotations of the common trust fund represent past performance of the common trust fund, which are separate and distinct from the National Tax Exempt Bond Fund, do not represent past performance of the Fund, and should not be considered as representative of future results of the Fund.


This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below. The performance of Class B Shares and Class H Shares will differ due to differences in expenses.


                           CALENDAR YEAR TOTAL RETURNS

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS

1992    9.74%
1993   11.76%
1994   -4.58%
1995   14.05%
1996   -1.07%
1997    6.57%
1998    5.85%
1999   -0.91%
2000    8.87%
2001    4.48%

            Best Quarter      5.44%    (3/31/95)
            Worst Quarter    -4.13%    (3/31/94)


The Fund's year-to-date total return for Class A Shares through June 30, 2002 was 4.34%.


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE LEHMAN 7 YEAR MUNICIPAL BOND INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. NO AVERAGE ANNUAL RETURNS ARE SHOWN FOR CLASS H SHARES BECAUSE THE CLASS HAD NOT COMMENCED OPERATIONS AS OF DECEMBER 31, 2001. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY AND ONLY SINCE THE FUND COMMENCED OPERATIONS AS A REGISTERED MUTUAL FUND. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS H SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
                                                         SINCE         DATE OF
                                                      COMMENCEMENT  COMMENCEMENT
                                                     AS REGISTERED AS REGISTERED
CLASS A SHARES              1 YEAR  5 YEARS  10 YEARS     FUND           FUND
--------------------------------------------------------------------------------
Armada National Tax Exempt
Bond Fund                                                             4/9/98
  Returns Before Taxes      -0.49%   3.90%(1)  4.81%(1)  3.01%
  Returns After Taxes on
  Distributions             -0.50%    N/A(2)   N/A(2)    2.99%
  Returns After Taxes on
  Distributions and Sale
  of Fund Shares             1.26%    N/A(2)   N/A(2)    3.22%
Lehman 7 Year Municipal
Bond Index(3)
(reflects no deduction for
fees, expenses or taxes)     5.20%   5.56%     6.13%     5.08%    Since 3/31/98

--------------------------------------------------------------------------------
                                                         SINCE        DATE OF
CLASS B SHARES              1 YEAR 5 YEARS  10 YEARS   INCEPTION     INCEPTION
--------------------------------------------------------------------------------
Armada National Tax Exempt
Bond Fund                   -1.35%    N/A      N/A       1.58%       1/28/99
Lehman 7 Year Municipal
Bond Index(3)
(reflects no deduction for
fees, expenses or taxes)     5.20%    N/A      N/A       4.26%    Since 1/31/99
--------------------------------------------------------------------------------
(1)PERFORMANCE FOR PERIODS PRIOR TO THE FUND'S COMMENCEMENT OF OPERATIONS AS A REGISTERED MUTUAL FUND REFLECTS PERFORMANCE OF THE COMMON PREDECESSOR TRUST FUND DESCRIBED ABOVE.

(2)AFTER-TAX RETURNS FOR PERIODS PRIOR TO COMMENCEMENT OF OPERATIONS AS A REGISTERED MUTUAL FUND ARE NOT AVAILABLE.

(3)THE LEHMAN 7 YEAR MUNICIPAL BOND INDEX IS A BROAD BASED TOTAL RETURN INDEX. THE BONDS ARE INVESTMENT GRADE, FIXED RATE WITH MATURITIES OF 7-8 YEARS AND ARE SELECTED FROM ISSUES LARGER THAN $50 MILLION DATED SINCE JANUARY 1984.

FUND FEES AND EXPENSES
See page 70 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

TAX FREE BOND FUNDS

ARMADA OHIO TAX EXEMPT BOND FUND


FUND SUMMARY

INVESTMENT GOAL
Current income exempt from federal income tax and, to the extent possible, Ohio personal income taxes, consistent with conservation of capital

PRINCIPAL INVESTMENT STRATEGY
Investing in municipal obligations that pay interest that is exempt from federal income and Ohio personal income taxes

PRINCIPAL RISKS
Market risk, interest rate risk, credit risk, single state risk, non-diversification risk

PRINCIPAL INVESTMENT STRATEGIES
The Armada Ohio Tax Exempt Bond Fund's investment objective is to provide current income exempt from federal income tax and, to the extent possible, from Ohio personal income tax, as is consistent with the conservation of capital. The investment objective may be changed without a shareholder vote.


As a matter of fundamental policy, the Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes in debt securities issued by the State of Ohio, its political subdivisions and their agencies and instrumentalities that generate income exempt from federal income taxes (including the federal alternative minimum tax) and Ohio personal income taxes (Ohio municipal bonds). Some Fund dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Also, Fund dividends may be subject to state and local income taxes for any shareholders who are not Ohio residents. In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities.


The Fund invests primarily in investment grade securities, which are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of shareholders. The Fund ordinarily will maintain an average weighted effective maturity of between three and ten years.


PRINCIPAL RISKS OF INVESTING
MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.


The Fund is also subject to the risk that Ohio municipal securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

SINGLE STATE RISK. The Fund's focus on investments in securities of issuers located in Ohio makes the Fund susceptible to economic, political and regulatory events that affect Ohio.

NON-DIVERSIFICATION RISK. The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

                                                             TAX FREE BOND FUNDS

                                                ARMADA OHIO TAX EXEMPT BOND FUND

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below. The performance of Class B Shares and Class H Shares will differ due to differences in expenses.


                           CALENDAR YEAR TOTAL RETURNS

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS

1992     6.82%
1993    10.14%
1994    -4.19%
1995    13.37%
1996     3.92%
1997     7.35%
1998     5.25%
1999    -1.14%
2000     8.67%
2001     4.23%

            Best Quarter      5.04%    (3/31/95)
            Worst Quarter    -4.89%    (3/31/94)


The Fund's year-to-date total return for Class A Shares through June 30, 2002 was 4.65%.


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE LEHMAN 7 YEAR MUNICIPAL BOND INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. NO AVERAGE ANNUAL RETURNS ARE SHOWN FOR CLASS B SHARES OR CLASS H SHARES BECAUSE CLASS B SHARES HAD LESS THAN ONE YEAR OF PERFORMANCE HISTORY AND CLASS H SHARES HAD NOT COMMENCED OPERATIONS AS OF DECEMBER 31, 2001. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS H SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
CLASS A SHARES                                     1 YEAR  5 YEARS  10 YEARS
--------------------------------------------------------------------------------
Armada Ohio Tax Exempt
Bond Fund
  Returns Before Taxes                              1.09%   4.17%    5.01%
  Returns After Taxes on
  Distributions                                     1.09%   4.16%    4.98%
  Returns After Taxes on
  Distributions and Sale of
  Fund Shares                                       2.28%   4.23%    4.94%
Lehman 7 Year Municipal
Bond Index(1) (reflects no
deduction for fees,
expenses or taxes)                                  5.20%   5.56%    6.13%
--------------------------------------------------------------------------------
(1)THE LEHMAN 7 YEAR MUNICIPAL BOND INDEX IS A BROAD BASED TOTAL RETURN INDEX. THE BONDS ARE INVESTMENT GRADE, FIXED RATE WITH MATURITIES OF 7-8 YEARS AND ARE SELECTED FROM ISSUES LARGER THAN $50 MILLION DATED SINCE JANUARY 1984.

FUND FEES AND EXPENSES
See page 71 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

TAX FREE BOND FUNDS

ARMADA PENNSYLVANIA MUNICIPAL BOND FUND


FUND SUMMARY

INVESTMENT GOAL
Current income exempt from both regular federal income tax and, to the extent possible, Pennsylvania personal income tax as is consistent with conservation of capital

PRINCIPAL INVESTMENT STRATEGY
Investing in municipal obligations that pay interest that is exempt from federal income and Pennsylvania personal income taxes

PRINCIPAL RISKS
Market risk, interest rate risk, credit risk, single state risk, non-diversification risk

PRINCIPAL INVESTMENT STRATEGIES
The Armada Pennsylvania Municipal Bond Fund's investment objective is to provide current income exempt from regular federal income tax and, to the extent possible, from Pennsylvania personal income tax as is consistent with conservation of capital. The investment objective may be changed without a shareholder vote.

The Fund invests primarily in debt securities issued by or on behalf of the Commonwealth of Pennsylvania, its political subdivisions and its agencies and instrumentalities that generate income exempt from federal income and Pennsylvania personal income taxes, but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax (Pennsylvania municipal bonds). As a matter of fundamental policy, the Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes in Pennsylvania municipal bonds.


Some Fund dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Also, Fund dividends may be subject to state and local income taxes for any shareholders who are not Pennsylvania residents.

In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities. The Fund primarily invests in investment grade securities, which are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of shareholders. The Fund ordinarily will maintain an average weighted portfolio maturity of between three and ten years.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.


The Fund is also subject to the risk that Pennsylvania municipal securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

SINGLE STATE RISK. The Fund's focus on investments in securities of issuers located in Pennsylvania makes the Fund susceptible to economic, political and regulatory events that affect Pennsylvania.

NON-DIVERSIFICATION RISK. The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

                                                             TAX FREE BOND FUNDS

                                         ARMADA PENNSYLVANIA MUNICIPAL BOND FUND

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below. The performance of Class B Shares and Class H Shares will differ due to differences in expenses.


                           CALENDAR YEAR TOTAL RETURNS

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS

1997    6.83%
1998    5.62%
1999   -1.05%
2000    8.77%
2001    4.20%


            Best Quarter      3.73%   (12/31/00)
            Worst Quarter    -1.85%    (6/30/99)


The Fund's year-to-date total return for Class A Shares through June 30, 2002 was 4.08%.


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE LEHMAN 7 YEAR MUNICIPAL BOND INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. NO AVERAGE ANNUAL RETURNS ARE SHOWN FOR CLASS B SHARES OR CLASS H SHARES BECAUSE CLASS B SHARES AND CLASS H SHARES HAD NOT COMMENCED OPERATIONS AS OF DECEMBER 31, 2001. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS H SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
                                                        SINCE     DATE OF
CLASS A SHARES                       1 YEAR  5 YEARS  INCEPTION  INCEPTION
--------------------------------------------------------------------------------
Armada Pennsylvania
Municipal Bond Fund                                                9/11/96
  Returns Before Taxes                1.08%   4.18%   4.49%
  Returns After Taxes on
  Distributions                       1.07%   4.15%   4.45%
  Returns After Taxes on
  Distributions and Sale of
  Fund Shares                         2.33%   4.22%   4.47%
Lehman 7 Year Municipal Bond Index(1)
(reflects no deduction for fees,
expenses or taxes)                    5.20%   5.56%   5.87%    Since 8/31/96
--------------------------------------------------------------------------------
(1)THE LEHMAN 7 YEAR MUNICIPAL BOND INDEX IS A BROAD BASED TOTAL RETURN INDEX. THE BONDS ARE INVESTMENT GRADE, FIXED RATE WITH MATURITIES OF 7-8 YEARS AND ARE SELECTED FROM ISSUES LARGER THAN $50 MILLION DATED SINCE JANUARY 1984.

FUND FEES AND EXPENSES
See page 71 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

TAX FREE BOND FUNDS

FUND FEES & EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

-----------------------------------------------
 SHAREHOLDER FEES                               MICHIGAN MUNICIPAL BOND FUND             NATIONAL TAX EXEMPT BOND FUND
 (PAID DIRECTLY FROM YOUR INVESTMENT)            CLASS A   CLASS B   CLASS H              CLASS A   CLASS B   CLASS H
-----------------------------------------------
Maximum Total Sales Charge (Load)                4.75%      5.00%     2.00%               4.75%      5.00%     2.00%
   Maximum Sales Charge (Load)
   Imposed on Purchases
   (as percentage of offering price)             4.75%(1)   None      1.00%               4.75%(1)   None      1.00%
---------------------------------------------------------------------------------------------------------------------------
   Maximum Deferred Sales Charge (Load)
   (as percentage of net asset value)            None       5.00%(2)  1.00%(3)            None       5.00%(2)  1.00%(3)
---------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)              None       None      None                None       None      None
---------------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)               None       None      None                None       None      None
---------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                     None       None      None                None       None      None
---------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------
 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
-----------------------------------------------

Investment Advisory Fees(4)                      0.55%     0.55%      0.55%               0.55%     0.55%      0.55%
---------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                        0.04%(5)  0.75%      0.75%               0.04%(5)  0.75%      0.75%
---------------------------------------------------------------------------------------------------------------------------
Other Expenses:
---------------------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees(6)                 0.25%     0.25%      0.25%               0.25%     0.25%      0.25%
---------------------------------------------------------------------------------------------------------------------------
   Other(7)                                      0.13%     0.13%      0.13%               0.15%     0.15%      0.15%
---------------------------------------------------------------------------------------------------------------------------
Total Other Expenses                             0.38%     0.38%      0.38%               0.40%     0.40%      0.40%
---------------------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(4)                            0.97%     1.68%      1.68%               0.99%     1.70%      1.70%
---------------------------------------------------------------------------------------------------------------------------

                                                             TAX FREE BOND FUNDS

-----------------------------------------------
 SHAREHOLDER FEES                                 OHIO TAX EXEMPT BOND FUND            PENNSYLVANIA MUNICIPAL BOND FUND
 (PAID DIRECTLY FROM YOUR INVESTMENT)            CLASS A   CLASS B   CLASS H              CLASS A   CLASS B   CLASS H
-----------------------------------------------
Maximum Total Sales Charge (Load)                3.00%      5.00%     2.00%               3.00%      5.00%     2.00%
   Maximum Sales Charge (Load)
   Imposed on Purchases
   (as percentage of offering price)             3.00%(1)   None      1.00%               3.00%(1)   None      1.00%
---------------------------------------------------------------------------------------------------------------------------
   Maximum Deferred Sales Charge (Load)
   (as percentage of net asset value)            None       5.00%(2)  1.00%(3)            None       5.00%(2)  1.00%(3)
---------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)              None       None      None                None       None      None
---------------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)               None       None      None                None       None      None
---------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                     None       None      None                None       None      None
---------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------
 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
-----------------------------------------------

Investment Advisory Fees(4)                      0.55%     0.55%      0.55%               0.55%     0.55%      0.55%
---------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                        0.04%(5)  0.75%      0.75%               0.04%(5)  0.75%      0.75%
---------------------------------------------------------------------------------------------------------------------------
Other Expenses:
---------------------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees(6)                 0.25%     0.25%      0.25%               0.25%     0.25%      0.25%
---------------------------------------------------------------------------------------------------------------------------
   Other(7)                                      0.14%     0.14%      0.14%               0.13%     0.13%      0.13%
---------------------------------------------------------------------------------------------------------------------------
Total Other Expenses                             0.39%     0.39%      0.39%               0.38%     0.38%      0.38%
---------------------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(4)                            0.98%     1.69%      1.69%               0.97%     1.68%      1.68%
---------------------------------------------------------------------------------------------------------------------------

(1) This sales charge varies depending upon how much you invest. See "Sales Charges."

(2) This amount applies to redemptions during the first and second years. The deferred sales charge decreases to 4.0%, 3.0% and 2.0% for redemptions made during the third through fifth years, respectively. No deferred sales charge is charged after the fifth year. For more information see "Contingent Deferred Sales Charges."

(3) A contingent deferred sales charge is charged only with respect to Class H Shares redeemed prior to eighteen months from the date of purchase.


(4) The Adviser waived a portion of its advisory fees for each Fund during the last fiscal year. With these fee waivers, each Fund's actual Investment Advisory Fees and Total Annual Fund Operating Expenses were as follows:

                                     TOTAL      TOTAL     TOTAL
                        ADVISORY   EXPENSES   EXPENSES  EXPENSES
FUND                      FEES     (CLASS A)  (CLASS B) (CLASS H)

Michigan Municipal
Bond Fund                 0.40%      0.79%      1.50%       *

National Tax Exempt
Bond Fund                 0.40%      0.80%      1.51%       *

Ohio Tax Exempt
Bond Fund                 0.40%      0.80%      1.51%     1.59%

Pennsylvania
Municipal Bond Fund       0.40%      0.84%        *         *


* Class H Shares of the Michigan Municipal Bond Fund and National Tax Exempt Bond Fund and Class B Shares and Class H Shares of the Pennsylvania Municipal Bond Fund were not in operation during the last fiscal year.

The Adviser expects to continue waiving a portion of its advisory fees for the Funds during the current fiscal year. With these fee waivers, each Fund's actual Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be:

                                     TOTAL      TOTAL     TOTAL
                        ADVISORY   EXPENSES   EXPENSES  EXPENSES
FUND                      FEES     (CLASS A)  (CLASS B) (CLASS H)

Michigan Municipal
Bond Fund                 0.40%      0.82%      1.53%     1.53%

National Tax Exempt
Bond Fund                 0.40%      0.84%      1.55%     1.55%

Ohio Tax Exempt
Bond Fund                 0.40%      0.83%      1.54%     1.54%

Pennsylvania
Municipal Bond Fund       0.40%      0.82%      1.53%     1.53%

These fee waivers remain in place as of the date of this prospectus but may be revised or discontinued at any time.

(5) Represents actual Distribution (12b-1) Fees incurred by each Fund's Class A Shares during the last fiscal year. Each Fund may reimburse expenses up to a maximum of 0.10% under the Funds' distribution plan for Class A Shares but expects such reimbursements to be no more than 0.05% during the current fiscal year.

(6) Certain financial institutions may provide administrative services to their customers who own Class A, Class B or Class H Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of the respective share classes. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.

(7) Other expenses for each Fund have been restated to reflect current expenses.


For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

FIXED INCOME FUNDS

--------------------------------------------------------------------------------
EXAMPLES
--------------------------------------------------------------------------------
These Examples are intended to help you compare the cost of investing in Armada Tax Free Bond Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same, you reinvest all dividends and distributions, and your Class B Shares convert to Class A Shares after eight years. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:

                                                    1 YEAR           3 YEARS          5 YEARS         10 YEARS
-------------------------------------------------------------------------------------------------------------------
MICHIGAN MUNICIPAL BOND FUND
      Class A Shares                                 $569            $ 769            $  986           $1,608
      Class B Shares(1)                               671              930             1,113            1,796
      Class B Shares(2)                               171              530               913            1,796
      Class H Shares(1)                               369              624             1,003            2,067
      Class H Shares(2)                               269              624             1,003            2,067
-------------------------------------------------------------------------------------------------------------------
NATIONAL TAX EXEMPT BOND FUND
      Class A Shares                                 $571             $ 775            $  996           $1,630
      Class B Shares(1)                               673               936             1,123            1,818
      Class B Shares(2)                               173               536               923            1,818
      Class H Shares(1)                               371               630             1,014            2,089
      Class H Shares(2)                               271               630             1,014            2,089
-------------------------------------------------------------------------------------------------------------------
OHIO TAX EXEMPT BOND FUND
      Class A Shares                                 $397             $ 603            $  825           $1,465
      Class B Shares(1)                               672               933             1,118            1,807
      Class B Shares(2)                               172               533               918            1,807
      Class H Shares(1)                               370               627             1,009            2,078
      Class H Shares(2)                               270               627             1,009            2,078
-------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA MUNICIPAL BOND FUND
      Class A Shares                                 $396             $ 600            $  820           $1,454
      Class B Shares(1)                               671               930             1,113            1,796
      Class B Shares(2)                               171               530               913            1,796
      Class H Shares(1)                               369               624             1,003            2,067
      Class H Shares(2)                               269               624             1,003            2,067
-------------------------------------------------------------------------------------------------------------------

(1) If you sell your shares at the end of the period.

(2) If you do not sell your shares at the end of the period.

MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES

This section provides additional information about the principal investment strategies used by the Funds and the related risks. Our Statement of Additional Information contains more information about the particular types of securities in which the Funds invest. The Aggressive Allocation and Conservative Allocation Funds indirectly may be subject to the risks applicable to the Underlying Armada Funds in which they may invest, (i.e., the Armada International Equity, Armada Large Cap Ultra, Armada Large Cap Value, Armada Small Cap Growth, Armada Small Cap Value, Armada Bond, Armada Intermediate Bond and Armada Money Market Funds). See "Information About the Underlying Armada Money Market Fund" on page 76 for information about the principal investment strategies and risks for the Armada Money Market Fund, which is offered for sale in a separate prospectus. The following chart indicates the specific types of investments in which each Fund primarily invests.



                                                   Fixed                High-Yield               Asset-   Mortgage-
                             Equity   Convertible  Income    Government Lower Rated  Municipal   Backed    Backed     Foreign
                           Securities Securities  Securities Securities Securities  Securities Securities Securities Securities
---------------------------------------------------------------------------------------------------------------------------------
  Armada Core Equity Fund     [ ]
---------------------------------------------------------------------------------------------------------------------------------
  Armada Equity Growth Fund   [ ]
---------------------------------------------------------------------------------------------------------------------------------
  Armada Equity Index Fund    [ ]
---------------------------------------------------------------------------------------------------------------------------------
  Armada International
  Equity Fund                 [ ]                                                                                       [ ]
---------------------------------------------------------------------------------------------------------------------------------
  Armada Large Cap Ultra Fund [ ]
---------------------------------------------------------------------------------------------------------------------------------

  Armada Large Cap Value Fund [ ]

---------------------------------------------------------------------------------------------------------------------------------
  Armada Mid Cap Growth Fund  [ ]
---------------------------------------------------------------------------------------------------------------------------------
  Armada Small Cap
  Growth Fund                 [ ]
---------------------------------------------------------------------------------------------------------------------------------

  Armada Small Cap
  Value Fund                  [ ]
---------------------------------------------------------------------------------------------------------------------------------
  Armada Small/Mid Cap
  Value Fund                  [ ]

---------------------------------------------------------------------------------------------------------------------------------
  Armada Tax Managed
  Equity Fund                 [ ]
---------------------------------------------------------------------------------------------------------------------------------

  Armada Aggressive
  Allocation Fund             [ ]                   [ ]         [ ]                               [ ]        [ ]

---------------------------------------------------------------------------------------------------------------------------------
  Armada Balanced
  Allocation Fund             [ ]        [ ]        [ ]         [ ]                               [ ]        [ ]        [ ]
---------------------------------------------------------------------------------------------------------------------------------

  Armada Conservative
  Allocation Fund             [ ]                   [ ]         [ ]                               [ ]        [ ]

---------------------------------------------------------------------------------------------------------------------------------
  Armada Bond Fund                                  [ ]         [ ]                               [ ]        [ ]
---------------------------------------------------------------------------------------------------------------------------------
  Armada GNMA Fund                                  [ ]         [ ]                               [ ]        [ ]
---------------------------------------------------------------------------------------------------------------------------------

  Armada High Yield
  Bond Fund                                         [ ]                     [ ]                   [ ]        [ ]
---------------------------------------------------------------------------------------------------------------------------------
  Armada Intermediate
  Bond Fund                                         [ ]         [ ]                               [ ]        [ ]        [ ]
---------------------------------------------------------------------------------------------------------------------------------
  Armada Limited Maturity
  Bond Fund                                         [ ]         [ ]                               [ ]        [ ]
---------------------------------------------------------------------------------------------------------------------------------
  Armada Short Duration
  Bond Fund                                         [ ]         [ ]                               [ ]        [ ]

---------------------------------------------------------------------------------------------------------------------------------
  Armada Total Return
  Advantage Fund                                    [ ]         [ ]         [ ]                   [ ]        [ ]
---------------------------------------------------------------------------------------------------------------------------------
  Armada U.S. Government
  Income Fund                                       [ ]         [ ]                               [ ]        [ ]
---------------------------------------------------------------------------------------------------------------------------------
  Armada Michigan
  Municipal Bond Fund                               [ ]                                 [ ]
---------------------------------------------------------------------------------------------------------------------------------
  Armada National Tax
  Exempt Bond Fund                                  [ ]                                 [ ]
---------------------------------------------------------------------------------------------------------------------------------
  Armada Ohio Tax
  Exempt Bond Fund                                  [ ]                                 [ ]
---------------------------------------------------------------------------------------------------------------------------------
  Armada Pennsylvania
  Municipal Bond Fund                               [ ]                                 [ ]
---------------------------------------------------------------------------------------------------------------------------------

EQUITY SECURITIES
Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations. Although the Equity Funds may from time to time invest in the various types of equity securities discussed in this paragraph, the only equity securities invested in as a principal investment strategy are common stocks.

CONVERTIBLE SECURITIES
Convertible securities have characteristics of both fixed income and equity securities. The value of a convertible security tends to move with the market value of the underlying stock, but may also be affected by interest rates, credit quality of the issuer and any call provisions.

FIXED INCOME SECURITIES
The market values of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

Some fixed income securities may be subject to call risk. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates.

Some fixed income securities may be subject to event risk. Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the diversification provided by a Fund's multiple holdings.

GOVERNMENT SECURITIES
Direct obligations of the U.S. Treasury are considered to be among the safest investments. Obligations of certain agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government sponsored instrumentalities if it is not obligated to do so by law.

HIGH-YIELD, LOWER RATED SECURITIES (or "junk bonds") are subject to additional risks, including:

o High-yield, lower rated securities involve greater risk of default or price declines than investments in investment grade securities (e.g., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness.

o The market for high-yield, lower rated securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of a Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.

o Market prices for high-yield, lower rated securities may be affected by investors' perception of the issuer's credit quality and the outlook for economic growth. Thus, prices for high-yield, lower rated securities may move independently of interest rates and the overall bond market.

o The market for high-yield, lower rated securities may be adversely affected by legislative and regulatory developments.

o Investment in securities already in default poses an additional risk of loss should non-payment of principal and interest continue. Even if such securities are held to maturity, recovery of the initial investment and any anticipated income or appreciation is uncertain. In addition, expenses may be incurred in seeking recovery of default payments or otherwise protecting the Fund's interests.

MUNICIPAL SECURITIES
There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes to the financial condition or credit rating of municipal issuers may also adversely affect the value of a Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

In addition, a Fund's concentration of investments in issuers located in a single state makes the Fund more susceptible to adverse political or economic developments affecting that state. A Fund that concentrates its investments in a single state may be riskier than mutual funds that buy securities of issuers in numerous states.

ASSET-BACKED SECURITIES
Asset-backed securities are fixed income securities representing an interest in a pool of shorter-term loans such as automobile loans, home equity loans, equipment or computer leases or credit card receivables. The payments from the loans are passed through to the security holder. The loans underlying asset-backed securities tend to have prepayment rates that do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. However, it is possible that prepayments will alter the cash flow on asset-backed securities and it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it, affecting the price volatility of the security. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security.

MORTGAGE-BACKED SECURITIES
Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

FOREIGN SECURITIES
Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Investment in sovereign debt obligations by certain Funds involves risks not present in debt obligations of corporate issuers. The issuer of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in volatility of market prices of sovereign debt and, in turn, a Fund's net asset value, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Investments in foreign securities denominated in foreign currencies involve additional risks, including:

o The value of a Fund's assets measured in U.S. dollars may be affected by changes in currency rates and in exchange control regulations.

o A Fund may incur substantial costs in connection with conversions between various currencies.

o A Fund may be unable to hedge against possible variations in foreign exchange rates or to hedge a specific security transaction or portfolio position.


o Only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets.

THE FUND OF FUNDS STRUCTURE OF THE AGGRESSIVE ALLOCATION AND CONSERVATIVE ALLOCATION FUNDS
Each of the Aggressive Allocation and Conservative Allocation Funds is structured as a "fund of funds," which means that each Fund attempts to implement its investment strategies by investing in Underlying Armada Funds.

Each Fund has its own distinct risk and reward characteristics, investment objectives, policies and strategies. The Adviser constructs and maintains asset allocation strategies for the Funds. The degree to which a Fund is invested in the particular market segments and/or asset classes represented by the Underlying Armada Funds varies, as does the investment risk and reward potential represented by each Fund. Because of the historical lack of correlation between various asset classes, an investment in the Funds may reduce an investor's overall level of volatility. As a result, an asset allocation strategy may reduce risk.

In managing the Funds, the Adviser focuses on three key principles: asset allocation, portfolio structure, and continuous Fund management. Asset allocation across appropriate asset classes (i.e., the Underlying Armada Funds) is the central theme of Armada's investment philosophy. The Adviser seeks to reduce risk by investing in Underlying Armada Funds that are diversified within each asset class. Finally, the Adviser regularly rebalances to ensure that the appropriate mix of assets is constantly in place.

Each Fund reserves the ability to convert from the fund of funds structure in the future and to invest directly in the types of securities in which the Underlying Armada Funds invest. Shareholders will be notified in advance before the structure of a Fund is changed.

You may invest in the Underlying Armada Funds directly. By investing in the Underlying Armada Funds indirectly through the Funds, you will incur not only a proportionate share of the expenses of the Underlying Armada Funds held by the Funds, but also expenses of the Funds.

Each Underlying Armada Fund other than the Armada Money Market Fund is offered for sale by and described in this prospectus. Please see the following section for a description of the Armada Money Market Fund, which is offered for sale by a separate prospectus.

INFORMATION ABOUT THE UNDERLYING ARMADA MONEY MARKET FUND
The Armada Money Market Fund's investment objective is to provide as high a level of current income as is consistent with liquidity and stability of principal. The investment objective may be changed without a shareholder vote.


The Fund invests in a variety of high quality money market securities, including certificates of deposit and other obligations issued by domestic and foreign banks, as well as commercial paper. Foreign obligations are U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of nationally recognized statistical rating organizations (NRSROs).

The Adviser also invests in securities issued or guaranteed by the U.S. government or its agencies (government obligations) and repurchase agreements collateralized by government obligations and issued by financial institutions such as banks and broker-dealers. High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by an NRSRO in the highest two rating categories for such securities, and certain securities that are not rated but are of comparable quality as determined by the Adviser.


In selecting investments for the Fund, the Adviser actively buys throughout the money market curve, managing maturities to meet or exceed shareholder liquidity needs while seeking the highest possible yield consistent with the Fund's risk profile.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

An investment in the Fund carries the following principal risks:

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. U.S. government securities are considered to be among the safest investments and historically carry minimal credit risk. However, while obligations issued by some U.S. government agencies and instrumentalities are backed by the credit of the U.S. Treasury, others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.


COUNTERPARTY RISK. A repurchase agreement carries the risk that the other party may not fulfill its obligations under the agreement.

THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001.

--------------------------------------------------------------------------------
CLASS I SHARES             1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Armada Money Market Fund    3.91%    5.12%      4.66%
--------------------------------------------------------------------------------


MORE INFORMATION ABOUT FUND INVESTMENTS
The principal investments and strategies described in preceding sections of this prospectus are those that we use under normal circumstances. Each Fund (except the Aggressive Allocation and Conservative Allocation Funds) also may invest in other securities, use other strategies and engage in other investment practices. Certain of these investments and strategies are described in this section. See our Statement of Additional Information for more detail on the investments and strategies used by the Funds.

For temporary defensive purposes, to avoid losses during unusual economic, market, political or other conditions, each Fund may invest up to 100% of its assets in short-term high quality debt instruments. These instruments would not ordinarily be consistent with a Fund's principal investment strategies, and may prevent a Fund from achieving its investment objective. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for achieving the Fund's investment objective.

A Fund with a policy requiring it to invest at least 80% of its net assets in particular types of securities also may temporarily deviate from such policy in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions, or the temporary unavailability of a sufficient supply of such securities.

In fulfilling the 80% requirement referred to in the preceding paragraph, a Fund may include in the computation synthetic instruments with economic characteristics similar to the types of securities subject to the requirement, such as derivatives or futures contracts. A derivative is an instrument that derives its value from the performance of an underlying financial asset, index or other investment. A futures contract is an agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specified future date. Derivatives and futures contracts are not considered to be part of a Fund's principal investment strategies. These instruments may carry greater risk than other types of securities in which the Funds invest. Derivatives and futures contracts and their related risks are discussed in detail in our Statement of Additional Information.


Each Equity Fund may invest in foreign securities. The International Equity Fund invests in foreign securities as part of its principal investment strategy. The Equity Index Fund will only invest in foreign securities if they are included in the S&P 500 Composite Price Index. Each other Equity Fund may invest up to 20% of its total assets at the time of purchase in foreign securities. Additionally, the High Yield Bond Fund may invest up to 25% of its total assets at the time of purchase in foreign securities, including securities of issuers in emerging markets. Securities of Canadian issuers are not subject to this limitation with respect to the High Yield Bond Fund. Such investments are not used as part of these Funds' principal investment strategies.

While not considered a principal investment strategy, the High Yield Bond Fund may from time to time purchase securities that are in default.

Armada has obtained an order from the SEC that allows the Funds to use cash balances that have not been invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by Armada. A Fund will hold shares of money market funds only to the extent that its total investment in the money market funds does not exceed 25% of its total assets. The Aggressive Allocation and Conservative Allocation Funds' investments in money market funds offered by Armada are limited to investments in the Armada Money Market Fund, in accordance with each such Fund's investment policies.

INVESTOR PROFILES
The table below provides information concerning the type of investor who might want to invest in each of the Funds. It is meant as a general guide only. Because they use different investment strategies, the Funds carry different levels of share price volatility. TAX EXEMPT FUNDS ARE GENERALLY NOT APPROPRIATE INVESTMENTS FOR TAX-DEFERRED RETIREMENT ACCOUNTS, SUCH AS IRAS, BECAUSE THEIR RETURNS ARE GENERALLY LOWER THAN THOSE OF TAXABLE FUNDS AND THE BENEFITS OF THE TAX EXEMPTION CANNOT BE REALIZED IN A TAX-DEFERRED ACCOUNT. Please consult your financial adviser for help in deciding which Fund is right for you.

--------------------------------------------------------------------------------
                                  EQUITY FUNDS
--------------------------------------------------------------------------------
FUND                              MAY BE APPROPRIATE FOR . . .
--------------------------------------------------------------------------------
Core Equity Fund                  Investors seeking capital appreciation who are
                                  willing to accept the risks of investing in a
                                  fund that invests primarily in common stocks
--------------------------------------------------------------------------------
Equity Growth Fund                Investors seeking capital appreciation who are
                                  willing to accept the risks of investing in a
                                  fund that invests primarily in common stocks
                                  of large cap companies
--------------------------------------------------------------------------------
Equity Index Fund                 Investors seeking returns similar to those of
                                  the S&P 500 Composite Stock Price Index who
                                  are willing to accept the risks of investing
                                  in a fund that invests primarily in common
                                  stocks
--------------------------------------------------------------------------------
International Equity Fund         Investors seeking capital appreciation who are
                                  willing to accept the risks of investing in a
                                  fund that invests primarily in common stocks
                                  of foreign companies
--------------------------------------------------------------------------------
Large Cap Ultra Fund              Investors seeking capital appreciation who are
                                  willing to accept the risks of investing in a
                                  fund that invests primarily in growth-oriented
                                  common stocks of large cap companies
--------------------------------------------------------------------------------
Large Cap Value Fund              Investors seeking capital appreciation who are
                                  willing to accept the risks of investing in a
                                  fund that invests primarily in value-oriented
                                  common stocks of large cap companies
--------------------------------------------------------------------------------

Mid Cap Growth Fund               Investors seeking capital appreciation who are
                                  willing to accept the risks of investing in a fund that invests primarily in growth-oriented common stocks of mid cap companies

--------------------------------------------------------------------------------
Small Cap Growth Fund             Investors seeking capital appreciation who are
                                  willing to accept the risks of investing in a
                                  fund that invests primarily in growth-oriented
                                  common stocks of small cap companies
--------------------------------------------------------------------------------
Small Cap Value Fund              Investors seeking capital appreciation who are
                                  willing to accept the risks of investing in a
                                  fund that invests primarily in value-oriented
                                  common stocks of small cap companies
--------------------------------------------------------------------------------

Small/Mid Cap Value Fund          Investors seeking capital appreciation who are
                                  willing to accept the risks of investing in a fund that invests primarily in value-oriented common stocks of small cap and mid cap companies

--------------------------------------------------------------------------------
Tax Managed Equity Fund           Investors seeking capital appreciation who
                                  want to minimize the impact of taxes and who
                                  are willing to accept the risks of investing
                                  in a fund that invests primarily in common
                                  stocks
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ASSET ALLOCATION FUNDS
--------------------------------------------------------------------------------
FUND                              MAY BE APPROPRIATE FOR . . .
--------------------------------------------------------------------------------
Aggressive Allocation Fund        Investors seeking capital growth with the
                                  potential for above average total returns (as
                                  measured by the returns of the S&P 500
                                  Composite Stock Price Index) who are willing
                                  to accept the risks of investing in a fund
                                  that may allocate a high percentage of its
                                  assets in Underlying Armada Funds that focus
                                  their investments in equity securities
--------------------------------------------------------------------------------
Balanced Allocation Fund          Investors seeking broad diversification by
                                  asset class and style to manage risk and
                                  provide the potential for above average total
                                  returns (as measured by the returns of the S&P
                                  500 Composite Stock Price Index and the Lehman
                                  U.S. Aggregate Bond Index)
--------------------------------------------------------------------------------
Conservative Allocation Fund      Investors seeking current income with the
                                  potential for above average total returns (as
                                  measured by the returns of the Lehman U.S.
                                  Aggregate Bond Index) who are willing to
                                  accept the risks of investing in a fund that
                                  may allocate a high percentage of its assets
                                  in Underlying Armada Funds that focus their
                                  investments in fixed income securities
--------------------------------------------------------------------------------

                               FIXED INCOME FUNDS
--------------------------------------------------------------------------------
FUND                              MAY BE APPROPRIATE FOR . . .
--------------------------------------------------------------------------------
Bond Fund                         Investors seeking current income who are
                                  willing to accept the risks of investing in a
                                  fund that invests primarily in fixed income
                                  securities
--------------------------------------------------------------------------------
GNMA Fund                         Investors seeking current income who are
                                  willing to accept the risks of investing in a
                                  fund that invests primarily in mortgage-backed
                                  securities
--------------------------------------------------------------------------------

High Yield Bond Fund              Investors seeking high current income and
                                  capital appreciation who are willing to accept the risks of investing in a fund that invests primarily in junk bonds

--------------------------------------------------------------------------------
Intermediate Bond Fund            Investors seeking current income who are
                                  willing to accept the risks of investing in a
                                  fund that invests primarily in intermediate
                                  term fixed income securities
--------------------------------------------------------------------------------
Limited Maturity Bond Fund        Investors seeking current income who are
                                  seeking to minimize share price volatility
                                  relative to our other fixed income funds and
                                  who are willing to accept the risks of
                                  investing in a fund that invests primarily in
                                  shorter term fixed income securities
--------------------------------------------------------------------------------

Short Duration Bond Fund          Investors seeking high current income but who
                                  desire the relative safety of investing in a fund that invests primarily in shorter term investment quality debt securities

--------------------------------------------------------------------------------
Total Return Advantage Fund       Investors seeking total return with less share
                                  price volatility than a fund that invests
                                  primarily in equity securities who are willing
                                  to accept the risks of investing in a fund
                                  that invests primarily in fixed income
                                  securities
--------------------------------------------------------------------------------
U.S. Government Income Fund       Investors seeking current income who are
                                  interested in the lower credit risk associated
                                  with a fund that invests primarily in U.S.
                                  government fixed income securities
--------------------------------------------------------------------------------

                               TAX-FREE BOND FUNDS
--------------------------------------------------------------------------------
FUND                              MAY BE APPROPRIATE FOR . . .
--------------------------------------------------------------------------------
Michigan Municipal Bond Fund      Investors seeking current income exempt from
                                  federal and Michigan income taxes who are
                                  willing to accept moderate share price
                                  volatility
--------------------------------------------------------------------------------
National Tax Exempt Bond Fund     Investors seeking current income exempt from
                                  federal income tax who are willing to accept
                                  moderate share price volatility
--------------------------------------------------------------------------------
Ohio Tax Exempt Bond Fund         Investors seeking current income exempt from
                                  federal and Ohio income taxes who are willing
                                  to accept moderate share price volatility
--------------------------------------------------------------------------------
Pennsylvania Municipal Bond Fund  Investors seeking current income exempt from federal and Pennsylvania income taxes who are
                                  willing to accept moderate share price
                                  volatility
--------------------------------------------------------------------------------

INVESTMENT ADVISER AND INVESTMENT TEAMS
National City Investment Management Company, with its principal offices at 1900 East Ninth Street, Cleveland, Ohio 44114, serves as the Adviser to the Funds. As of June 30, 2002, the Adviser had approximately $29.9 billion in assets under management. The Adviser, including its predecessors, has been providing investment management services since 1995.


The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program.


The Board of Trustees of Armada supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

The Adviser utilizes a team approach for management of the Funds. No one person is primarily responsible for making investment recommendations to the team.

The table below shows the Adviser's management teams responsible for each Fund as well as the advisory fees the Adviser received for each Fund for the fiscal period ended May 31, 2002.

---------------------------------------------------------------------------------------------------------------------------
                                                                                               ADVISORY FEES PAID AS
                                                                                              A PERCENTAGE OF AVERAGE
                                                                                          NET ASSETS FOR THE FISCAL YEAR
FUND NAME                                            MANAGEMENT TEAM                            ENDED MAY 31, 2002
---------------------------------------------------------------------------------------------------------------------------
Core Equity Fund                         Core Equity Investment Management Team                        0.75%
---------------------------------------------------------------------------------------------------------------------------
Equity Growth Fund                      Growth Equity Investment Management Team                       0.75%
---------------------------------------------------------------------------------------------------------------------------
Equity Index Fund                        Core Equity Investment Management Team                        0.20%
---------------------------------------------------------------------------------------------------------------------------
International Equity Fund            International Equity Investment Management Team                   1.15%
---------------------------------------------------------------------------------------------------------------------------
Large Cap Ultra Fund                    Growth Equity Investment Management Team                       0.75%
---------------------------------------------------------------------------------------------------------------------------
Large Cap Value Fund                     Value Equity Investment Management Team                       0.75%
---------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth Fund                     Growth Equity Investment Management Team                       1.00%
---------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund                   Growth Equity Investment Management Team                       1.00%
---------------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund                     Value Equity Investment Management Team                       1.00%
---------------------------------------------------------------------------------------------------------------------------
Small/Mid Cap Value Fund                 Value Equity Investment Management Team                       1.00%(1)
---------------------------------------------------------------------------------------------------------------------------
Tax Managed Equity Fund                 Growth Equity Investment Management Team                       0.75%
---------------------------------------------------------------------------------------------------------------------------
Aggressive Allocation Fund             Asset Allocation Investment Management Team                     0.00%
---------------------------------------------------------------------------------------------------------------------------
Balanced Allocation Fund               Asset Allocation Investment Management Team                     0.75%
---------------------------------------------------------------------------------------------------------------------------
Conservative Allocation Fund           Asset Allocation Investment Management Team                     0.00%
---------------------------------------------------------------------------------------------------------------------------
Bond Fund                                 Taxable Fixed Income Management Team                         0.55%
---------------------------------------------------------------------------------------------------------------------------
GNMA Fund                                 Taxable Fixed Income Management Team                         0.55%
---------------------------------------------------------------------------------------------------------------------------
High Yield Bond Fund                      Taxable Fixed Income Management Team                         0.60%(1)
---------------------------------------------------------------------------------------------------------------------------
Intermediate Bond Fund                    Taxable Fixed Income Management Team                         0.40%
---------------------------------------------------------------------------------------------------------------------------
Limited Maturity Bond Fund                Taxable Fixed Income Management Team                         0.35%
---------------------------------------------------------------------------------------------------------------------------
Short Duration Bond Fund                  Taxable Fixed Income Management Team                         0.40%(1)
---------------------------------------------------------------------------------------------------------------------------
Total Return Advantage Fund               Taxable Fixed Income Management Team                         0.38%
---------------------------------------------------------------------------------------------------------------------------
U.S. Government Income Fund               Taxable Fixed Income Management Team                         0.55%
---------------------------------------------------------------------------------------------------------------------------
Michigan Municipal Bond Fund                   Municipal Fixed Income Team                             0.40%
---------------------------------------------------------------------------------------------------------------------------
National Tax Exempt Bond Fund                  Municipal Fixed Income Team                             0.40%
---------------------------------------------------------------------------------------------------------------------------
Ohio Tax Exempt Bond Fund                      Municipal Fixed Income Team                             0.40%
---------------------------------------------------------------------------------------------------------------------------
Pennsylvania Municipal Bond Fund               Municipal Fixed Income Team                             0.40%
---------------------------------------------------------------------------------------------------------------------------

(1) The Small/Mid Cap Value, High Yield Bond and Short Duration Bond Funds were not in operation during the last fiscal year. The fees shown represent the contractual advisory fee rates that the Funds are obligated to pay the Adviser.

PURCHASING, SELLING AND EXCHANGING FUND SHARES
This section tells you how to purchase, sell (sometimes called "redeem") and exchange Class A, Class B and Class H Shares of the Funds.

Class A, Class B and Class H Shares have different expenses and other characteristics, allowing you to choose the class that best suits your needs. You should consider the amount you want to invest, how long you plan to have it invested, and whether you plan to make additional investments.

      CLASS A SHARES

       o FRONT-END SALES CHARGE
       o LOW 12B-1 FEES
       o $500 MINIMUM INITIAL INVESTMENT -
          NO SUBSEQUENT MINIMUM INVESTMENT
       o $50 MINIMUM MONTHLY INVESTMENT THROUGH
          PLANNED INVESTMENT PROGRAM

      CLASS B SHARES

       o NO FRONT-END SALES CHARGE
       o CONTINGENT DEFERRED SALES CHARGE (BACK-END SALES
          CHARGE IF YOU REDEEM WITHIN 5 YEARS -- DECLINING
          AFTER THE SECOND YEAR)
       o HIGHER 12B-1 FEES THAN CLASS A SHARES
       o $500 MINIMUM INITIAL INVESTMENT --
          NO SUBSEQUENT MINIMUM INVESTMENT
       o $250,000 MAXIMUM INVESTMENT
       o CONVERTS TO CLASS A SHARES AFTER
          THE EIGHTH YEAR
       o $50 MINIMUM MONTHLY INVESTMENT THROUGH
          PLANNED INVESTMENT PROGRAM

      CLASS H SHARES

       o A 1.00% FRONT-END SALES CHARGE
       o CONTINGENT DEFERRED SALES CHARGE (BACK-END SALES
          CHARGE IF YOU REDEEM WITHIN 18 MONTHS OF
          INITIAL PURCHASE)
       o HIGHER 12B-1 FEES THAN CLASS A SHARES
       o $500 MINIMUM INITIAL INVESTMENT -
          NO SUBSEQUENT MINIMUM INVESTMENT
       o $1 MILLION MAXIMUM INVESTMENT
       o DOES NOT CONVERT TO ANY OTHER SHARE CLASS
       o $50 MINIMUM MONTHLY INVESTMENT THROUGH
          PLANNED INVESTMENT PROGRAM


Class A and Class B Shares are for individuals, corporate investors and retirement plans. Class H Shares are for individual investors and retirement plans. For investors purchasing shares through a Planned Investment Program, the minimum initial investment is $50. See "Planned Investment Program" below.

HOW TO PURCHASE FUND SHARES

                           NEW ACCOUNT SET UP                                              ADDING TO AN EXISTING ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------

INTERNET                   Visit our site and click on "Open an Account Online."           You may place your purchase order on our
WWW.ARMADAFUNDS.COM        Or log on to our on line Forms Center to print or complete      Web Site using your established banking
                           an application on line. Mail the application to the address     instructions for payment. To authorize
                           below. Unless you arrange to pay by wire or ACH, write your     this service, please complete an Account
                           check, payable in U.S. dollars, to "Armada Funds (Fund name)."  Change Form or call 1-800-622-FUND (3863)
                           Armada cannot accept third-party checks, starter
                           checks, credit cards, credit card checks, cash or
                           cash equivalents (i.e., cashier's check, bank draft,
                           money order or traveler's check).

------------------------------------------------------------------------------------------------------------------------------------
TELEPHONE                  Call our Investor Services Line to obtain                       Call our Investor Services Line to
1-800-622-FUND (3863)      an application.                                                 purchase additional shares. To authorize
                                                                                           this service,please complete an Account
                                                                                           Change Form or call 1-800-622-FUND
                                                                                           (3863).
------------------------------------------------------------------------------------------------------------------------------------

MAIL                       Complete an application and mail it along with a check          Make your check payable to "Armada
                           payable, in U.S. dollars, to "Armada Funds (Fund Name)."        Funds (Fund Name)." Please include
                           Armada Funds                                                    your account number on your check
                           P.O. Box 8421, Boston, MA  02266-8421                           and mail it to the address at the left.

                           For overnight delivery mail to:
                           Boston Financial Data Services
                           Attn: Armada Funds
                           66 Brooks Drive, Braintree, MA  02184

                           Armada cannot accept third-party checks, starter checks,
                           credit cards, credit card checks, cash or cash equivalents
                           (i.e., cashier's check, bank draft, money order or traveler's check).

------------------------------------------------------------------------------------------------------------------------------------
AUTOMATED CLEARING HOUSE   Complete "Bank, Wire & Electronic Funds Transfer                A Planned Investment Program can be set
("ACH")                    Instructions" section of the application to have                up to automatically purchase shares on
                           funds directly transferred from a bank account.                 designated dates during the month. Please
                           A primary and secondary account may be .                        see "Planned Investment Program" below.
                           established. Please note all electronic transfers will
                           be on the primary account unless notified otherwise.
                           Any changes in these instructions must be made in
                           writing to Armada Funds with a signature guarantee.
------------------------------------------------------------------------------------------------------------------------------------
PLANNED INVESTMENT         With a $50 minimum initial investment and if you have a         With current account information on your
PROGRAM                    checking or savings account with a bank, you may purchase       account, participation in the program can
                           Class A, Class B or Class H Shares automatically through        be arranged via the Internet or by
                           regular deductions from your account in amounts of at           calling 1-800-622-FUND (3863).
                           least $50 per month per account.
                                                                                           For existing accounts, without account
                           You may arrange for participation in this program               information, participation can be
                           when a new account is established.                              arranged by completing an Account Change
                                                                                           Form with banking information. This form
                                                                                           must include a signature guarantee by a
                                                                                           bank or other financial institution.
------------------------------------------------------------------------------------------------------------------------------------

WIRE                       To purchase shares by wire, call 1-800-622-FUND (3863) to       Call 1-800-622-FUND (3863) prior to
                           set up your account to accommodate wire transactions and to     sending the wire in order to obtain a
                           receive a wire control number to be included in the             confirmation number and to ensure prompt
                           body of the wire. Ask your bank to transmit immediately         and accurate handling of funds. Ask your
                           available funds by wire in the amount of your purchase to:      bank to transmit immediately available
                              State Street Bank and Trust Company                          funds by wire as described at the left.
                              ABA #011000028                                               Please include your account number.
                              Account 99052755 Credit Armada Funds
                              (Account Registration)                                       Armada and its transfer agent are not
                              (Account Number)                                             responsible for the consequences of
                              (Wire Control Number)                                        delays resulting from the banking or
                                                                                           Federal Reserve Wire system, or from
                           Note:  Your bank may charge you a fee for this service.         incomplete wiring instructions.

                           Armada and its transfer agent are not responsible for
                           the consequences of delays resulting from the banking
                           or Federal Reserve Wire system, or from incomplete
                           wiring instructions.
------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL INTERMEDIARY     Contact your financial consultant. Please note, your            Contact your financial consultant. Please
                           financial consultant or institution may charge a                note, your financial consultant or
                           fee for its services.                                           institution may charge a fee for its
                                                                                           services.


BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY


Your investment representative is responsible for transmitting all purchase and sale requests, investment information, documentation and money to Armada on time. Certain investment representatives have agreements with Armada that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the investment representative must send your payment to Armada by the time the Funds price their shares on the following day. If your investment representative fails to do so, it may be responsible for any resulting fees or losses.


GENERAL INFORMATION


You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares cannot be purchased by wire transactions on days when banks are closed.

Armada may reject any purchase order if it is determined that accepting the order would not be in the best interests of a Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after a Fund receives your purchase order plus, in the case of Class A Shares and Class H Shares, the applicable front-end shares charge. Daily NAV is calculated for each of the Funds each Business Day at the close of trading on the NYSE (normally 4:00 p.m. Eastern time). NAV is not calculated on holidays when the NYSE is closed for trading. The deadline for submitting a purchase order to the transfer agent in order to receive the current Business Day's NAV is 4:00 p.m. Eastern time.

On any Business Day when the Bond Market Association (BMA) recommends that the securities markets close early, each Fixed Income Fund and Tax Free Bond Fund reserves the right to close at or prior to the BMA recommended closing time. If a Fund does so, it will cease granting same Business Day credit for purchase and redemption orders received after the Fund's closing time and credit will be given the next Business Day.


HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the assets of the Fund less liabilities and class expenses.


In calculating NAV, a Fund generally values its investment portfolio at market price. If market prices are unavailable or they are considered to be unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.


Some Funds may hold securities that are listed on foreign exchanges. Foreign securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Sometimes the price of a security trading on a foreign exchange may be affected by events that happen after the exchange closes. If this happens, the fair value of the security may be determined using other factors and may not reflect the security's last quoted price. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Funds.


Our Statement of Additional Information contains more detailed information concerning how the Funds value their investments.


SALES CHARGES

FRONT-END SALES CHARGES -- CLASS A SHARES

The offering price of Class A Shares is the NAV next calculated after a Fund receives your request, plus the front-end sales load.

The amount of any front-end sales charge included in your offering price varies, depending on the amount of your investment and your investment selection:

CORE EQUITY, EQUITY GROWTH, INTERNATIONAL EQUITY, LARGE CAP ULTRA, LARGE CAP VALUE, MICRO CAP VALUE, MID CAP GROWTH, SMALL CAP GROWTH, SMALL CAP VALUE AND TAX MANAGED EQUITY FUNDS
--------------------------------------------------------------------------------
                                                            DEALERS'
                      SALES CHARGE AS  AS A % OF NET      REALLOWANCE
IF YOUR               A % OF OFFERING   ASSET VALUE   AS A % OF OFFERING
INVESTMENT IS:       PRICE PER SHARE     PER SHARE      PRICE PER SHARE
--------------------------------------------------------------------------------
Less than $25,000          5.50             5.80             5.25
--------------------------------------------------------------------------------
$25,000 but less
  than $50,000             5.25             5.50             5.00
--------------------------------------------------------------------------------
$50,000 but less
  than $100,000            4.75             5.00             4.50
--------------------------------------------------------------------------------
$100,000 but less
  than $250,000            3.75             3.90             3.50
--------------------------------------------------------------------------------
$250,000 but less
  than $500,000            3.00             3.10             2.75
--------------------------------------------------------------------------------
$500,000 but less
  than $1,000,000          2.00             2.00             1.75
--------------------------------------------------------------------------------
$1,000,000 or more         0.00             0.00             0.00
--------------------------------------------------------------------------------


AGGRESSIVE ALLOCATION, BALANCED ALLOCATION, CONSERVATIVE ALLOCATION, BOND, GNMA, HIGH YIELD BOND, INTERMEDIATE BOND, TOTAL RETURN ADVANTAGE, U.S. GOVERNMENT INCOME, MICHIGAN MUNICIPAL BOND AND NATIONAL TAX EXEMPT BOND FUNDS

--------------------------------------------------------------------------------
                                                            DEALERS'
                      SALES CHARGE AS  AS A % OF NET      REALLOWANCE
IF YOUR               A % OF OFFERING   ASSET VALUE   AS A % OF OFFERING
INVESTMENT IS:        PRICE PER SHARE    PER SHARE      PRICE PER SHARE
--------------------------------------------------------------------------------
Less than $50,000          4.75             5.00             4.50
--------------------------------------------------------------------------------
$50,000 but less
  than $100,000            4.00             4.20             3.75
--------------------------------------------------------------------------------
$100,000 but less
  than $250,000            3.75             3.90             3.50
--------------------------------------------------------------------------------
$250,000 but less
  than $500,000            2.50             2.80             2.25
--------------------------------------------------------------------------------
$500,000 but less
  than $1,000,000          2.20             2.00             1.75
--------------------------------------------------------------------------------
$1,000,000 or more         0.00             0.00             0.00
--------------------------------------------------------------------------------

LIMITED MATURITY BOND AND SHORT DURATION BOND FUNDS
--------------------------------------------------------------------------------
                                                            DEALERS'
                      SALES CHARGE AS  AS A % OF NET      REALLOWANCE
IF YOUR               A % OF OFFERING   ASSET VALUE   AS A % OF OFFERING
INVESTMENT IS:        PRICE PER SHARE    PER SHARE      PRICE PER SHARE
--------------------------------------------------------------------------------
Less than $100,000         2.75             2.83             2.50
--------------------------------------------------------------------------------
$100,000 but less
  than $250,000            1.75             1.78             1.50
--------------------------------------------------------------------------------
$250,000 but less
  than $500,000            1.00             1.01             0.75
--------------------------------------------------------------------------------
$500,000 but less
  than $1,000,000          0.50             0.50             0.25
--------------------------------------------------------------------------------
$1,000,000 or more         0.00             0.00             0.00
--------------------------------------------------------------------------------

EQUITY INDEX FUND
--------------------------------------------------------------------------------
                                                            DEALERS'
                     SALES CHARGE AS   AS A % OF NET      REALLOWANCE
IF YOUR              A % OF OFFERING    ASSET VALUE   AS A % OF OFFERING
INVESTMENT IS:       PRICE PER SHARE     PER SHARE      PRICE PER SHARE
--------------------------------------------------------------------------------
Less than $100,000        3.75              3.90             3.50
--------------------------------------------------------------------------------
$100,000 but less
  than $250,000           2.75              2.83             2.50
--------------------------------------------------------------------------------
$250,000 but less
  than $500,000           2.00              2.04             1.75
--------------------------------------------------------------------------------
$500,000 but less
  than $1,000,000         1.25              1.27             1.00
--------------------------------------------------------------------------------
$1,000,000 or more        0.00              0.00             0.00
--------------------------------------------------------------------------------

OHIO TAX EXEMPT BOND AND PENNSYLVANIA MUNICIPAL BOND FUNDS
--------------------------------------------------------------------------------
                                                            DEALERS'
                     SALES CHARGE AS   AS A % OF NET      REALLOWANCE
IF YOUR              A % OF OFFERING    ASSET VALUE   AS A % OF OFFERING
INVESTMENT IS:       PRICE PER SHARE     PER SHARE      PRICE PER SHARE
--------------------------------------------------------------------------------
Less than $100,000        3.00              3.09             2.75
--------------------------------------------------------------------------------
$100,000 but less
  than $250,000           2.00              2.04             1.75
--------------------------------------------------------------------------------
$250,000 but less
  than $500,000           1.50              1.52             1.25
--------------------------------------------------------------------------------
$500,000 but less
  than $1,000,000         1.00              1.01             0.75
--------------------------------------------------------------------------------
$1,000,000 or more        0.00              0.00             0.00
--------------------------------------------------------------------------------

There is no front-end sales charge on purchases of Class A Shares of $1,000,000 or more. However, if you redeem the shares within one year after the purchase date, a sales charge of 1.00% of the amount redeemed will be assessed against your account.

WAIVER OF FRONT-END SALES CHARGE -- CLASS A SHARES

The front-end sales charge will be waived on Class A Shares purchased:


o by Trustees and Officers of Armada and their immediate families (spouse, parents, siblings, children and grandchildren);


o by directors and retired directors of National City Corporation (NCC) or any of its affiliates and their immediate families, employees and retired employees of NCC or any of its affiliates and their immediate families and participants in employee benefit/ retirement plans of NCC or any of its affiliates and their immediate families;

o by officers, directors, employees and retirees of Boston Financial Data Services, Inc. and members of their immediate families;

o by direct transfer or rollover from a qualified plan for which affiliates of NCC serve as trustee or agent (or certain institutions having relationships with affiliates of NCC);

o by investors purchasing through payroll deduction, investors in Armada Plus account through NCC's Retirement Plan Services or investors investing through "one stop" networks;

o by orders placed by qualified broker-dealers, investment advisers or financial planners who charge a management fee for their services and place trades for their own account or accounts of clients;

o through certain broker-dealers who have agreed to provide certain services with respect to shares of the Funds, including Charles Schwab Mutual Fund Marketplace.(tm) Check with your broker-dealer to see if you qualify for this exemption; and

o by direct rollover from an Armada Plus Retirement Plan or Armada SIMPLE IRA.

FRONT-END SALES CHARGES -- CLASS H SHARES

The offering price of Class H Shares is the NAV next calculated after a Fund receives your request, plus the 1.00% front-end sales load.

REPURCHASE OF CLASS A AND CLASS H SHARES


You may repurchase any amount of Class A or Class H Shares of any Fund at NAV without the normal front-end sales charge, up to the limit of the value of any amount of Class A or Class H Shares (other than those which were purchased with reinvested dividends and distributions) that you redeemed within the past 180 days. In effect, this allows you to reacquire shares that you may have had to redeem, without paying another front-end sales charge. To exercise this privilege, Armada must receive your purchase order within 180 days of your redemption. IN ADDITION, YOU MUST NOTIFY ARMADA WHEN YOU SEND IN YOUR PURCHASE ORDER THAT YOU ARE REPURCHASING SHARES AND WOULD LIKE TO EXERCISE THIS OPTION.


REDUCED SALES CHARGES -- CLASS A SHARES


Rights of Accumulation. In calculating the appropriate sales charge rate, this right allows you to add the value of the Class A Shares you already own to the amount that you are currently purchasing. Armada will combine the value of your current purchases with the current value of any Class A Shares you purchased previously for:


(i)   your account;
(ii)  your spouse's account;
(iii) a joint account with your spouse; or
(iv)  your minor children's trust or custodial accounts.


A fiduciary purchasing shares for the same fiduciary account, trust or estate may also use this right of accumulation. Armada will only consider the value of Class A Shares purchased previously that were sold subject to a sales charge. TO BE ENTITLED TO A REDUCED SALES CHARGE BASED ON SHARES ALREADY OWNED, YOU MUST ASK US FOR THE REDUCTION AT THE TIME OF PURCHASE. You must provide Armada with your account number(s) and, if applicable, the account numbers for your spouse and/or children (and provide the children's ages). Armada may amend or terminate this right of accumulation at any time.

LETTER OF INTENT. You may purchase Class A Shares at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. In other words, a Letter of Intent allows you to purchase Class A Shares of a Fund over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. Armada will only consider the value of Class A Shares sold subject to a sales charge. As a result, Class A Shares purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge based on shares you intend to purchase over the 13-month period, you must send Armada a Letter of Intent. In calculating the total amount of purchases you may include in your letter pur-chases made up to 90 days before the date of the Letter.

The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.


The Letter authorizes Armada to hold in escrow 4% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period or you redeem the entire amount within one year from the date on which the total intended purchase was completed, Armada's transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).


COMBINED PURCHASE/QUANTITY DISCOUNT PRIVILEGE.


When calculating the appropriate sales charge rate, Armada will combine same day purchases of Class A Shares (that are subject to a sales charge) made by you, your spouse and your minor children (under age 21). This combination also applies to Class A Shares you purchase with a Letter of Intent. YOU MUST NOTIFY ARMADA OF THE PURCHASES THAT QUALIFY FOR THIS DISCOUNT.


CONTINGENT DEFERRED SALES CHARGES --
CLASS B SHARES AND CLASS H SHARES


You do not pay a sales charge when you purchase Class B Shares. The offering price of Class B Shares is simply the next calculated NAV. But if you sell your Class B Shares within five years after your purchase or your Class H Shares within 18 months after your purchase, you will pay a contingent deferred sales charge as described in the table that follows for Class B Shares or 1.00% for Class H Shares on either (1) the NAV of the shares at the time of purchase, or
(2) NAV of the shares next calculated after the Fund receives your sale request in good order, whichever is less. The sales charge does not apply to shares you purchase through reinvestment of dividends or distributions. So, you never pay a deferred sales charge on any increase in your investment above the initial offering price. This sales charge does not apply to exchanges of Class B Shares of one Fund for Class B Shares of another Fund or to exchanges of Class H Shares of one Fund for Class H Shares of another Fund. After eight years, your Class B Shares are converted to Class A Shares. There is no conversion feature for Class H Shares.


--------------------------------------------------------------------------------
                                           CLASS B SHARES
                        CONTINGENT DEFERRED SALES CHARGE AS A PERCENTAGE OF
YEARS SINCE PURCHASE             DOLLAR AMOUNT SUBJECT TO CHARGE
--------------------------------------------------------------------------------
FIRST                                           5.0%
SECOND                                          5.0%
THIRD                                           4.0%
FOURTH                                          3.0%
FIFTH                                           2.0%
SIXTH                                           NONE
SEVENTH                                         NONE
EIGHTH                                          NONE

When an investor redeems Class B or Class H Shares, they are redeemed first from those Class B or Class H Shares that are not subject to the deferred sales load (i.e., Class B or Class H Shares that were acquired through reinvestment of dividends or capital gain distributions) and thereafter, unless otherwise designated by the shareholder, from the Class B or Class H Shares that have been held the longest.

The contingent deferred sales charge will be waived if you sell your Class B or Class H Shares for the following reasons:

o redemptions following the death or disability of a shareholder;

o redemptions representing a minimum required distribution from an IRA or a custodial account to a shareholder who has reached 70 1/2 years of age;

o minimum required distributions from an IRA or a custodial account to a shareholder who has died or become disabled;

o redemptions by participants in a qualified plan for retirement loans, financial hardship, certain participant expenses and redemptions due to termination of employment with plan sponsor;

o redemptions by a settlor of a living trust;

o redemptions effected pursuant to the Fund's right to liquidate a shareholder's account if the value of shares held in the account is less than the minimum account size;

o return of excess contributions;

o redemptions following the death or disability of both shareholders in the case of joint accounts;


o exchanges of Class B Shares for Class B Shares or Class H Shares for Class H Shares of other Armada Funds;


o distributions of less than 10% of the annual account value under a Systematic Withdrawal Plan;

o exchange of Class B Shares or Class H Shares for Class I Shares of the same Fund by a financial institution on behalf of its customers who beneficially own such shares through a fiduciary account; and

o redemptions by participants in a qualified plan who transfer funds from an Armada fund to a non-Armada fund available through the plan.

GENERAL INFORMATION ABOUT SALES CHARGES

Your securities dealer is paid a commission when you buy Class A Shares or Class H Shares. When you buy Class A Shares, your securities dealer is also paid a servicing fee immediately. When you buy Class B Shares or Class H Shares, your securities dealer receives a servicing fee after 12 months and then as long as you hold your shares. Your securities dealer or servicing agent may receive different levels of compensation depending on which class of shares you buy.

From time to time, some financial institutions may be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities law.

From time to time, the Adviser may pay from its own resources a fee to financial institutions that generate purchase orders. These fees are described in our Statement of Additional Information.

HOW TO SELL YOUR FUND SHARES

Holders of Class A, Class B and Class H Shares may sell shares by following the procedures established when they opened their account or accounts.

INTERNET
WWW.ARMADAFUNDS.COM
The minimum amount for Internet redemption is $100. You may arrange for participation in a Systematic Withdrawal Plan (see below for more information). To authorize this service, please complete an Account Change Form or call 1-800-622-FUND (3863).

TELEPHONE
1-800-622-FUND (3863)
Call with your account name, number, and amount of redemption (minimum amount is $100). Redemptions will be sent to the shareholder's address or bank account on record.

SYSTEMATIC WITHDRAWAL PLAN
If you have at least $1,000 in your account, you may use the Systematic Withdrawal Plan. Under the plan you may arrange periodic automatic withdrawals of at least $100 from any Fund. There will be no deferred sales charge on systematic withdrawals made on Class B and Class H Shares, as long as the amounts withdrawn do not exceed 10% annually of the account balance. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, via electronic transfer to your account. Participation in this program can be arranged when completing an account application or an Account Change Form, via the Internet, or calling our Investor Services line.

FINANCIAL INTERMEDIARY
Contact your financial consultant. Your financial consultant or institution may charge a fee for its services, in addition to the fees charged by Armada.


RECEIVING YOUR MONEY

If you would like the proceeds of your redemption to be sent to an address or made payable to a payee other than the information we have on record, or if you wish to sell $100,000 or more of your shares, please notify Armada in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share for redemption requests received in good order by Armada will be the next NAV determined less, in the case of Class B and Class H Shares, any applicable deferred sales charge.

See "Contingent Deferred Sales Charges -- Class B Shares and Class H Shares" on page 87 for information concerning the application of contingent deferred sales charges.

Normally, we will send your sale proceeds within seven days after we receive your request in good order. Good order means that your request includes complete information on your redemption request. Your proceeds can be wired to your bank account or sent to you by check. Armada does not charge a fee to wire your funds; however, your institution may charge a fee.

IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). IF YOU RECENTLY CHANGED YOUR ADDRESS, YOU WILL NOT BE ABLE TO REDEEM YOUR SHARES WITHIN 10 DAYS AFTER THE CHANGE WITHOUT A SIGNATURE GUARANTEE.

REDEMPTIONS IN KIND

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of a Fund's remaining shareholders), we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. The Armada Tax Managed Equity Fund may fund redemptions of $1 million or more with appreciated securities rather than cash.

INVOLUNTARY SALE OF YOUR SHARES

If your account balance drops below $500 because of redemptions, you may be required to sell your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES


Armada may suspend the right of redemption or postpone the date of payment for shares redeemed during any period when:


(a) trading on the NYSE is restricted by applicable rules and regulations of the SEC;

(b) the NYSE is closed for other than customary weekend and holiday closings;

(c) the SEC has by order permitted such suspension; or


(d) an emergency exists as a result of which: (i) disposal by Armada of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for Armada to determine the fair market value of its net assets.


HOW TO EXCHANGE YOUR SHARES


You may exchange your shares on any Business Day. The deadline for submitting same day exchange orders to the transfer agent is 4:00 p.m. Eastern Time.


INTERNET
WWW.ARMADAFUNDS.COM
You may exchange your shares through the Internet. The minimum amount for Internet exchange into a new fund is $500. You may arrange for participation in a Systematic Exchange Plan (see Systematic Exchange Plan below for more information). To authorize this service, please call 1-800-622-FUND (3863) or visit our Forms Center online to obtain an Account Change Form.


TELEPHONE
1-800-622-FUND (3863)
Call with your account name, number, and amount of exchange into an existing account (minimum amount is $500). To authorize this service, please complete an Account Change Form or call 1-800-622-FUND (3863).

SYSTEMATIC EXCHANGE PROGRAM
Exchange existing shares of an Armada Money Market Fund for any other Armada Fund of the same class automatically, at periodic intervals. The minimum exchange is $50.

MAIL
Indicate which existing fund you would like to transfer to (you may only exchange within the same share class) and mail to the following address:


         Armada Funds
         P.O. Box 8421
         Boston, MA 02266-8421

For overnight delivery mail to:
         Boston Financial Data Services
         Attn: Armada Funds
         66 Brooks Drive
         Braintree, MA 02184

The exchange minimum is at least $500.

FINANCIAL INTERMEDIARY
Contact your financial consultant. Your financial consultant or institution may charge a fee for its services.

IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).


The exchange privilege is a convenient way to respond to changes in investment goals or in market conditions. This privilege is not designed for market-timing (switching money into investments in anticipation of rising prices or taking money out in anticipation of the market falling). As money is shifted in and out, a Fund incurs expenses for buying and selling securities. These costs are borne by all Fund shareholders, including the long-term investors who do not generate the costs. Therefore, Armada discourages short-term trading by, among other things, limiting the number of exchanges to one exchange every two months. Armada may contact a shareholder who exceeds the limit and, if a market-timing pattern continues, management of Armada may revoke the shareholder's privilege to purchase shares of a Fund through exchanges. Management of Armada reserves the right to limit, amend or impose charges upon, terminate or otherwise modify the exchange privilege. You will be provided 60 days' notice before any material change to the exchange privilege is made. Any modification to the exchange privilege will not otherwise affect your right to redeem shares.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAVs next calculated after a Fund receives your exchange request.

CLASS A SHARES

You may exchange Class A Shares of any Armada Fund for Class A Shares of any other Armada Fund. If you exchange shares that you purchased without a sales charge or with a lower sales charge into an Armada Fund with a sales charge or with a higher sales charge, the exchange is subject to an incremental sales charge equal to the difference between the lower and higher applicable sales charges. If you exchange shares into an Armada Fund with the same, lower or no sales charge, there is no incremental sales charge for the exchange in this manner.

CLASS B SHARES

You may exchange Class B Shares of any Armada Fund for Class B Shares of any other Armada Fund. No contingent deferred sales charge is imposed on redemptions of shares you acquire in an exchange, provided you hold your shares for at least five years from your initial purchase.

CLASS H SHARES

You may exchange Class H Shares of any Armada Fund for Class H Shares of any other Armada Fund. No contingent deferred sales charge is imposed on redemptions of shares you acquire in an exchange in this manner, provided you hold your shares for at least 18 months from your initial purchase.

TELEPHONE AND INTERNET TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone or via the Internet is extremely convenient, but not without risk. Although Armada has certain safeguards and procedures to confirm the authenticity of instructions, Armada is not responsible for any losses or costs incurred by following telephone or Internet instructions we reasonably believe to be genuine. If you or your financial institution transact with Armada over the telephone or via the Internet, you will generally bear the risk of any loss, provided Armada has followed reasonable procedures to confirm the authenticity of instructions.


SYSTEMATIC EXCHANGE PROGRAM AVAILABLE TO CLASS A, B AND H SHARES

Because purchases of Class A Shares of Funds may be subject to an initial sales charge, it may be beneficial for you to execute a Letter of Intent indicating an intent to purchase Class A Shares in connection with this program.

If you would like to enter a systematic exchange program concerning Class B or Class H Shares you must exchange them within either six or twelve months from the date of purchase.

You may arrange for participation in this program via the Internet at www.armadafunds.com, by calling 1-800-622-FUND (3863) or by completing an account application.

CUSTOMER IDENTIFICATION PROGRAM

Federal regulations may require Armada to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number or other government-issued identification when you open an account. Additional information may be required in certain circumstances. Purchase applications without such information may not be accepted. If you have applied for an identification number, the application must be provided and the number submitted within a time period after the establishment of the account deemed reasonable by Armada. To the extent permitted by applicable law, Armada reserves the right to place limits on transactions in your account until your identity is verified.

DISTRIBUTION OF FUND SHARES

Each Fund has adopted separate distribution plans with respect to Class A Shares, Class B Shares and Class H Shares, pursuant to Rule 12b-1 under the Investment Company Act of 1940, that allow each Fund to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

Each Fund is permitted to pay up to 0.10% as a percentage of average daily net assets for distribution fees on Class A Shares. However, actual distribution fees for Class A Shares are expected to be no more than: (i) 0.005% with respect to the Equity Index Fund; (ii) 0.02% with respect to the Small/Mid Cap Value Fund and Short Duration Bond Fund; and (iii) 0.05% with respect to each other Fund.


Distribution fees for Class B Shares and Class H Shares, as a percentage of average daily net assets, are as follows: (i) 0.65% with respect to the Aggressive Allocation and Conservative Allocation Funds; and (ii) 0.75% with respect to each other Fund.

Each Fund also has adopted a shareholder services plan that permits the Fund to use its assets to pay for services provided by financial institutions to their customers who hold Class A, Class B or Class H Shares of the Fund. Each Fund may pay these institutions up to 0.25% of the average daily net assets attributable to Class A, Class B or Class H Shares for these shareholder services.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals, lodgings, and gifts that do not exceed $100 per year, per individual.

DIVIDENDS AND TAXES

The following Funds distribute income at least annually:


     Armada International Equity Fund
     Armada Small Cap Growth Fund
     Armada Small Cap Value Fund
     Armada Small/Mid Cap Value Fund


The following Funds distribute income quarterly:

     Armada Core Equity Fund
     Armada Equity Growth Fund
     Armada Equity Index Fund
     Armada Large Cap Ultra Fund
     Armada Large Cap Value Fund
     Armada Mid Cap Growth Fund
     Armada Tax Managed Equity Fund
     Armada Aggressive Allocation Fund
     Armada Balanced Allocation Fund

The following Funds distribute income monthly:


     Armada Conservative Allocation Fund
     Armada Bond Fund
     Armada GNMA Fund
     Armada High Yield Bond Fund
     Armada Intermediate Bond Fund
     Armada Limited Maturity Bond Fund
     Armada Short Duration Bond Fund
     Armada Total Return Advantage Fund
     Armada U.S. Government Income Fund
     Armada Michigan Municipal Bond Fund
     Armada National Tax Exempt Bond Fund
     Armada Ohio Tax Exempt Bond Fund
     Armada Pennsylvania Municipal Bond Fund

Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the income dividend and/or capital gain distribution.

You will receive income dividends and capital gains distributions in the form of additional Fund shares unless you elect to receive payment in cash. You may change your distribution options directly through the Internet at www.armadafunds.com, or by notifying Armada in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid the next day if done through the Internet or after Armada receives your written notice.


FEDERAL TAXES

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions (other than exempt-interest dividends discussed below) will generally be taxable as ordinary income. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.


In selecting portfolio securities to be sold, the Funds generally use tax management techniques that are intended to minimize capital gains and enhance after-tax returns.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxable on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund or an in-kind redemption, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.


The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

It is expected that the Armada International Equity Fund will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. The Armada International Equity Fund may make an election to treat a proportionate amount of such taxes as constituting a distribution to each shareholder, which would allow each shareholder either (1) to credit such proportionate amount of taxes against U.S. federal income tax liability or (2) to take such amount as an itemized deduction.

The Armada Michigan Municipal Bond Fund, Armada National Tax Exempt Bond Fund, Armada Ohio Tax Exempt Bond Fund, and Armada Pennsylvania Municipal Bond Fund (the "Tax Free Bond Funds") anticipate that substantially all of their income dividends will be "exempt interest dividends," which are exempt from federal income taxes. However, some dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Interest on indebtedness incurred by a shareholder to purchase or carry shares of any Tax Free Bond Fund generally will not be deductible for federal income tax purposes.

You should note that a portion of the exempt-interest dividends paid by the Tax Free Bond Funds may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

If you receive an exempt-interest dividend with respect to any share and the share is held by you for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

STATE AND LOCAL TAXES


Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on U.S. government securities or interest on securities of the particular state or localities within the state. The Armada Pennsylvania Municipal Bond Fund intends to distribute income that is exempt from Pennsylvania personal income taxes. The Armada Ohio Tax Exempt Bond Fund intends to distribute income that is exempt from Ohio personal income taxes. The Armada Michigan Municipal Bond Fund intends to distribute income that is exempt from Michigan income taxes. Shareholders should consult their tax advisers regarding the tax status of distributions in their states and localities.


MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

                                                            FINANCIAL HIGHLIGHTS


The tables that follow present performance information about Class A, Class B and Class H Shares of each Fund. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's or share class' operations. All per share information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions.

Except as stated otherwise below, the financial highlights have been audited by Ernst & Young LLP, independent auditors, whose report, along with each Fund's financial statements, are included in the annual report dated May 31, 2002 and are incorporated by reference into the Statement of Additional Information.


In June 2000, the Parkstone Bond, Large Capitalization, U.S. Government Income, Michigan Municipal Bond, and Mid Capitalization Funds were reorganized into the Armada Bond, Large Cap Ultra, U.S. Government Income, Michigan Municipal Bond, and Mid Cap Growth Funds, respectively. In connection with this reorganization, each of these Armada Funds adopted the financial highlights, financial statements and performance history of its corresponding acquired Parkstone Fund. The Financial Highlights for these Funds for the periods presented through May 31, 1999 were audited by the former independent auditors to The Parkstone Group of Funds.


No financial highlights are presented for the Small/Mid Cap Value, High Yield Bond and Short Duration Bond Funds because the Funds were not in operation during the last fiscal year.

No financial highlights are presented for Class H Shares of the Mid Cap Growth, Total Return Advantage, Michigan Municipal Bond, National Tax Exempt Bond and Pennsylvania Municipal Bond Funds because Class H Shares of the Funds had not yet commenced operations as of May 31, 2002. No financial highlights are presented for Class B Shares of the Pennsylvania Municipal Bond Fund because Class B Shares of the Fund had not yet commenced operations as of May 31, 2002.

You can obtain the Funds' annual report, which contains more performance information, at no charge by calling 1-800-622-FUND (3863).

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED

          NET ASSET                 REALIZED AND   DIVIDENDS   DISTRIBUTIONS                                             RATIO OF
            VALUE,        NET        UNREALIZED     FROM NET      FROM NET    NET ASSET                    NET ASSETS    EXPENSES
          BEGINNING   INVESTMENT   GAINS (LOSSES)  INVESTMENT    REALIZED     VALUE, END       TOTAL         END OF     TO AVERAGE
          OF PERIOD  INCOME/(LOSS)  ON SECURITIES    INCOME    CAPITAL GAINS  OF PERIOD        RETURN+    PERIOD (000)  NET ASSETS

------------------------------------------------------------------------------------------------------------------------------------
 CORE EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------------
  CLASS A
  2002     $12.16      $ 0.02(1)       $(1.13)      $(0.02)       $(0.26)       $10.77         (9.19)%      $  3,313       1.22%
  2001      14.80       (0.02)          (0.70)       (0.00)        (1.92)        12.16         (5.91)          3,987       1.24
  2000      13.71       (0.00)           1.62        (0.00)        (0.53)        14.80         11.98           4,146       1.25
  1999      11.34       (0.05)           2.93        (0.00)        (0.51)        13.71         25.78           1,731       1.23
  1998(2)   10.00        0.04            1.34        (0.04)        (0.00)        11.34         13.85             408       1.14

  CLASS B
  2002     $11.91      $(0.05)(1)      $(1.12)      $(0.00)       $(0.26)       $10.48         (9.87)%      $  2,013       1.93%
  2001      14.62       (0.06)          (0.73)       (0.00)        (1.92)        11.91         (6.49)          2,052       1.94
  2000      13.63       (0.07)           1.59        (0.00)        (0.53)        14.62         11.31           1,840       1.96
  1999(1)   11.33       (0.16)           2.97        (0.00)        (0.51)        13.63         25.17           1,106       1.94
  1998(2)   10.25       (0.00)           1.08        (0.00)        (0.00)        11.33         10.54               2       1.83

  CLASS H
  2002(2)  $10.68      $0.001          $(0.19)      $(0.00)       $(0.00)       $10.49         (1.78)%      $      7       1.94%

------------------------------------------------------------------------------------------------------------------------------------
 EQUITY GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------------
  CLASS A
  2002     $24.17      $(0.04)(1)      $(4.58)      $(0.00)       $(0.21)       $19.34        (19.23)%      $103,258       1.17%
  2001      28.76       (0.07)          (3.40)       (0.00)        (1.12)        24.17        (12.53)        139,717       1.18
  2000      24.55       (0.06)           4.53        (0.00)        (0.26)        28.76         18.22         180,000       1.15
  1999      21.35       (0.09)           4.28        (0.00)        (0.99)        24.55         19.88         156,356       1.17
  1998      18.67       (0.04)           4.99        (0.00)        (2.27)        21.35         28.32          12,380       1.23

  CLASS B
  2002     $23.67      $(0.19)(1)      $(4.46)      $(0.00)       $(0.21)       $18.81        (19.77)%      $  2,972       1.88%
  2001      28.37       (0.26)          (3.32)       (0.00)        (1.12)        23.67        (13.10)          3,770       1.88
  2000      24.33       (0.26)           4.56        (0.00)        (0.26)        28.37         17.68           3,713       1.86
  1999      21.28       (0.27)           4.31        (0.00)        (0.99)        24.33         19.22           1,400       1.88
  1998(3)   19.44       (0.24)           2.08        (0.00)        (0.00)        21.28          9.47              24       1.92

 CLASS H
  2002(3)  $19.74      $(0.06)(1)      $(0.86)      $(0.00)       $(0.00)       $18.82         (4.66)%      $     25       1.88%

------------------------------------------------------------------------------------------------------------------------------------
 EQUITY INDEX FUND
------------------------------------------------------------------------------------------------------------------------------------
  CLASS A
  2002     $10.82      $ 0.08(1)       $(1.64)      $(0.08)       $(0.00)       $ 9.18        (14.44)%       $  7,889       0.58%
  2001      12.22        0.08           (1.40)       (0.08)        (0.00)        10.82        (10.82)           7,777       0.61
  2000      11.29        0.09            1.01        (0.11)        (0.06)        12.22          9.70            8,253       0.59
  1999(4)    9.09        0.07            2.18        (0.05)        (0.00)        11.29         24.83            3,892       0.36

  CLASS B
  2002     $10.79      $ 0.01(1)       $(1.64)      $(0.02)       $(0.00)       $ 9.14        (15.16)%       $  1,470       1.33%
  2001      12.20        0.01           (1.41)       (0.01)        (0.00)        10.79        (11.47)           1,080       1.36
  2000(4)   12.04        0.01            0.17        (0.02)        (0.00)        12.20          1.46              524       1.34

  CLASS H
  2002(4)  $ 9.51      $ 0.01(1)       $(0.37)      $(0.02)       $(0.00)       $ 9.13         (3.83)%       $     57       1.27%


                            RATIO        RATIO OF NET
          RATIO OF NET   OF EXPENSES  INVESTMENT INCOME/
           INVESTMENT    TO AVERAGE   (LOSS) TO AVERAGE
          INCOME/(LOSS)  NET ASSETS       NET ASSETS     PORTFOLIO
           TO AVERAGE    (BEFORE FEE      (BEFORE FEE     TURNOVER
           NET ASSETS      WAIVERS)         WAIVERS)        RATE

------------------------------------------------------------------
 CORE EQUITY FUND
------------------------------------------------------------------

  CLASS A
  2002        0.22%          1.22%            0.22%          112%
  2001       (0.17)          1.29            (0.22)           34
  2000       (0.22)          1.31            (0.28)           37
  1999       (0.40)          1.23            (0.40)           43
  1998(2)     0.14           1.30             0.04            60

  CLASS B
  2002       (0.49)%         1.93%           (0.49)%         112%
  2001       (0.87)          1.94            (0.87)           34
  2000       (0.93)          1.96            (0.93)           37
  1999(1)    (1.11)          1.94            (1.11)           43
  1998(2)    (0.51)          2.00            (0.50)           60

  CLASS H
  2002(2)     0.11%          1.94%            0.11%          112%

------------------------------------------------------------------
 EQUITY GROWTH FUND
------------------------------------------------------------------
  CLASS A
  2002       (0.20)%         1.17%          (0.20)%           52%
  2001       (0.28)          1.23           (0.33)            18
  2000       (0.24)          1.21           (0.30)            25
  1999       (0.36)          1.17           (0.36)            57
  1998       (0.26)          1.23           (0.26)           260

  CLASS B
  2002       (0.91)%         1.88%          (0.91)%           52%
  2001       (0.98)          1.88           (0.98)            18
  2000       (0.95)          1.86           (0.95)            25
  1999       (1.07)          1.88           (1.07)            57
  1998(3)    (0.92)          1.92           (0.92)           260

  CLASS H
  2002(3)    (0.93)%         1.88%          (0.93)%           52%

------------------------------------------------------------------
 EQUITY INDEX FUND
------------------------------------------------------------------
  CLASS A
  2002        0.84%          0.73%           0.69%             4%
  2001        0.69           0.86            0.44             15
  2000        0.77           0.84            0.52             48
  1999(4)     1.22           0.71            0.87              9

  CLASS B
  2002        0.09%          1.48%          (0.06)%            4%
  2001       (0.06)          1.51           (0.21)            15
  2000(4)     0.02           1.49           (0.13)            48

  CLASS H
  2002(4)     0.21%          1.42%           0.06%             4%

  + TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED.
    TOTAL RETURN EXCLUDES SALES CHARGE.
(1) PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.
(2) CORE EQUITY FUND CLASS A, CLASS B AND CLASS H COMMENCED OPERATIONS ON AUGUST 1, 1997, JANUARY 6, 1998 AND MAY 1, 2002, RESPECTIVELY. ALL RATIOS FOR THE RESPECTIVE PERIODS HAVE BEEN ANNUALIZED.
(3) EQUITY GROWTH FUND CLASS B AND CLASS H COMMENCED OPERATIONS ON JANUARY 6, 1998 AND FEBRUARY 5, 2002, RESPECTIVELY. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(4) EQUITY INDEX FUND CLASS A, CLASS B AND CLASS H COMMENCED
    OPERATIONS ON OCTOBER 15, 1998, JANUARY 4, 2000 AND FEBRUARY 25, 2002, RESPECTIVELY. ALL RATIOS FOR THE RESPECTIVE PERIODS HAVE BEEN ANNUALIZED.

                                                            FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED


          NET ASSET                 REALIZED AND   DIVIDENDS   DISTRIBUTIONS                                             RATIO OF
            VALUE,        NET        UNREALIZED     FROM NET      FROM NET    NET ASSET                    NET ASSETS    EXPENSES
          BEGINNING   INVESTMENT   GAINS (LOSSES)  INVESTMENT     REALIZED    VALUE, END       TOTAL         END OF     TO AVERAGE
          OF PERIOD  INCOME/(LOSS) ON SECURITIES     INCOME    CAPITAL GAINS  OF PERIOD       RETURN+     PERIOD (000)  NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------------
  CLASS A
  2002     $10.81      $ 0.04(1)       $(1.16)      $(0.01)       $(0.00)       $  9.68      (10.35)%       $12,143        1.59%
  2001      14.97       (0.01)(1)       (3.15)       (0.00)        (1.00)         10.81      (22.88)         15,390        1.70
  2000      10.87       (0.03)           4.21        (0.01)        (0.07)         14.97       38.50           3,618        1.68
  1999      10.82       (0.01)           0.10        (0.04)        (0.00)         10.87        0.84           1,127        1.68
  1998(2)   10.00        0.04            0.79        (0.01)        (0.00)         10.82        8.28             276        1.39

  CLASS B
  2002     $10.62      $(0.04)(1)      $(1.12)      $(0.00)       $(0.00)       $  9.46      (10.92)%       $ 3,209        2.30%
  2001      14.83       (0.10)(1)       (3.11)       (0.00)        (1.00)         10.62      (23.47)          5,317        2.41
  2000      10.83       (0.10)           4.17        (0.00)        (0.07)         14.83       37.61             623        2.39
  1999      10.83       (0.07)           0.08        (0.01)        (0.00)         10.83        0.10              42        2.43
  1998(2)    9.30        0.05            1.48        (0.00)        (0.00)         10.83       16.45               1        2.08

  CLASS H
  2002(2)  $ 9.34       $0.04(1)       $ 0.08       $(0.00)       $(0.00)       $  9.46        1.28%        $     6        2.14%

------------------------------------------------------------------------------------------------------------------------------------
 LARGE CAP ULTRA FUND
------------------------------------------------------------------------------------------------------------------------------------
  CLASS A
  2002     $12.45      $(0.06)(1)      $(3.18)      $(0.00)       $(0.00)       $  9.21      (26.02)%       $ 7,601        1.25%
  2001      19.81       (0.10)(1)       (4.67)       (0.00)        (2.59)         12.45      (26.36)         13,114        1.22
  2000      19.67       (0.06)           4.98        (0.00)        (4.78)         19.81       26.66          21,550        1.30
  1999      16.19       (0.11)           3.89        (0.00)        (0.30)         19.67       23.42          24,513        1.35
  1998      14.44       (0.06)           3.51        (0.03)(7)     (1.67)         16.19       25.95          21,628        1.35
  1997(3)   11.23       (0.00)           3.30        (0.01)        (0.08)         14.44       29.52          12,260        1.37
  1996(4)   10.00        0.03            1.23        (0.03)        (0.00)         11.23        8.99           1,657        1.40

  CLASS B
  2002     $11.82      $(0.13)(1)      $(3.01)      $(0.00)       $(0.00)       $  8.68      (26.57)%       $ 5,452        1.96%
  2001      19.08       (0.21)(1)       (4.46)       (0.00)        (2.59)         11.82      (26.88)         10,123        1.93
  2000      19.21       (0.13)           4.78        (0.00)        (4.78)         19.08       25.81          15,770        2.05
  1999      15.95       (0.23)           3.79        (0.00)        (0.30)         19.21       22.38          14,128        2.11
  1998(3)   14.34       (0.12)           3.43        (0.03)(7)     (1.67)         15.95       25.12          10,169        2.09
  1997(4)   11.22       (0.05)           3.25        (0.00)        (0.08)         14.34       28.62           4,130        2.12

  CLASS H
  2002(5) $  9.41      $(0.01)(1)      $(0.66)      $(0.00)       $(0.00)       $  8.74       (7.12)%       $    10        1.88%

------------------------------------------------------------------------------------------------------------------------------------
 LARGE CAP VALUE FUND
------------------------------------------------------------------------------------------------------------------------------------
  CLASS A
  2002     $17.36       $0.15(1)       $(0.88)      $(0.15)       $(0.68)       $15.80        (4.10)%       $39,511        1.17%
  2001      16.00        0.21            1.71        (0.24)        (0.32)        17.36        12.42          43,511        1.22
  2000      18.79        0.30           (1.87)       (0.31)        (0.91)        16.00        (8.30)          9,070        1.17
  1999      17.51        0.21            1.55        (0.23)        (0.25)        18.79        10.40          11,075        1.18
  1998      14.86        0.26            3.41        (0.29)        (0.73)        17.51        25.41           2,151        1.17

  CLASS B
  2002     $17.29       $0.03(1)       $(0.88)      $(0.03)       $(0.68)       $15.73        (4.81)%       $ 9,521        1.88%
  2001      15.93        0.09            1.72        (0.13)        (0.32)        17.29        11.69          12,458        1.92
  2000      18.69        0.19           (1.84)       (0.20)        (0.91)        15.93        (8.77)          1,357        1.88
  1999      17.54        0.17            1.39        (0.16)        (0.25)        18.69         9.14             997        1.89
  1998(6)   16.28        0.46            0.86        (0.06)        (0.00)        17.54         9.39               3        1.86

  CLASS H
  2002(5)  $15.08       $0.02(1)        $0.61       $(0.02)       $(0.00)       $15.69         4.18%        $    17        1.84%


                            RATIO        RATIO OF NET
          RATIO OF NET   OF EXPENSES  INVESTMENT INCOME/
          INVESTMENT     TO AVERAGE   (LOSS) TO AVERAGE
          INCOME/(LOSS)  NET ASSETS       NET ASSETS     PORTFOLIO
          TO AVERAGE     (BEFORE FEE     (BEFORE FEE     TURNOVER
          NET ASSETS       WAIVERS)        WAIVERS)        RATE
------------------------------------------------------------------
 INTERNATIONAL EQUITY FUND
------------------------------------------------------------------

  CLASS A
  2002        0.38%          1.59%           0.38%            63%
  2001       (0.11)          1.75           (0.16)           161
  2000       (0.19)          1.74           (0.25)           124
  1999       (0.04)          1.68           (0.04)            78
  1998(2)     1.49           1.47            1.41             28

  CLASS B
  2002       (0.33)%         2.30%          (0.33)%           63%
  2001       (0.81)          2.41           (0.81)           161
  2000       (0.90)          2.39           (0.90)           124
  1999       (0.80)          2.43           (0.80)            78
  1998(2)     0.59           2.14            0.53             28

  CLASS H
  2002(2)     3.04%          2.14%           3.04%           63%

------------------------------------------------------------------
 LARGE CAP ULTRA FUND
------------------------------------------------------------------
  CLASS A
  2002       (0.53)%         1.25%          (0.53)%           50%
  2001       (0.61)          1.27           (0.66)           102
  2000       (0.61)          1.30           (0.61)            82
  1999       (0.59)          1.35           (0.59)            51
  1998       (0.45)          1.35           (0.45)            25
  1997(3)    (0.14)          1.37           (0.14)            48
  1996(4)     0.31           2.62           (0.91)            86

  CLASS B
  2002       (1.24)%         1.96%          (1.24)%           50%
  2001       (1.32)          1.93           (1.32)           102
  2000       (1.36)          2.05           (1.36)            82
  1999       (1.34)          2.11           (1.34)            51
  1998(3)    (1.21)          2.09           (1.21)            25
  1997(4)    (0.88)          2.12           (0.88)            48

  CLASS H
  2002(5)    (0.87)%         1.88%          (0.87)%           50%

------------------------------------------------------------------
 LARGE CAP VALUE FUND
------------------------------------------------------------------
  CLASS A
  2002        0.90%          1.17%           0.90%            39%
  2001        1.29           1.27            1.24             67
  2000        1.82           1.23            1.76             40
  1999        1.82           1.18            1.82             19
  1998        1.62           1.17            1.62             18
  1997        2.17           1.26            2.17             35

  CLASS B
  2002        0.19%          1.88%           0.19%            39%
  2001        0.59           1.92            0.59             67
  2000        1.11           1.88            1.11             40
  1999        1.11           1.89            1.11             19
  1998(6)     0.68           1.86            0.68             18

  CLASS H
  2002(5)     0.43%          1.84%           0.43%            39%

  + TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED.
    TOTAL RETURN EXCLUDES SALES CHARGE.
(1) PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.
(2) INTERNATIONAL EQUITY FUND CLASS A, CLASS B AND CLASS H COMMENCED OPERATIONS ON AUGUST 1, 1997, JANUARY 6, 1998 AND APRIL 8, 2002, RESPECTIVELY. ALL RATIOS FOR THE RESPECTIVE PERIODS HAVE BEEN ANNUALIZED.
(3) FOR THE ELEVEN MONTH PERIOD ENDED MAY 31, 1998. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(4) FOR THE YEAR ENDED JUNE 30.
(5) LARGE CAP ULTRA FUND CLASS H COMMENCED OPERATIONS ON APRIL 9, 2002. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(6) LARGE CAP VALUE FUND CLASS B AND CLASS H COMMENCED OPERATIONS ON JANUARY 6, 1998 AND FEBRUARY 5, 2002, RESPECTIVELY. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(7) INCLUDES A TAX RETURN OF CAPITAL OF $(0.03) AND $(0.03) FOR CLASS A, AND CLASS B, RESPECTIVELY, OF THE LARGE CAP ULTRA FUND.

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED


          NET ASSET                 REALIZED AND   DIVIDENDS   DISTRIBUTIONS                                             RATIO OF
            VALUE,        NET        UNREALIZED     FROM NET     FROM NET     NET ASSE                     NET ASSETS    EXPENSES
          BEGINNING   INVESTMENT   GAINS (LOSSES)  INVESTMENT    REALIZED     VALUE, END       TOTAL         END OF     TO AVERAGE
          OF PERIOD  INCOME/(LOSS) ON SECURITIES     INCOME    CAPITAL GAINS  OF PERIOD       RETURN+     PERIOD (000)  NET ASSETS

------------------------------------------------------------------------------------------------------------------------------------
 MID CAP GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------------
  CLASS A
  2002     $  7.80     $(0.08)(1)      $(1.46)      $(0.00)       $(0.00)       $  6.26      (19.74)%       $  19,943      1.52%
  2001       15.53      (0.10)(1)       (3.09)       (0.00)        (4.54)          7.80      (24.23)           28,107      1.50
  2000       14.10      (0.15)(1)        6.23        (0.00)        (4.65)         15.53       51.48            46,183      1.54
  1999       14.98      (0.19)           1.15        (0.00)        (1.84)         14.10        8.08            50,605      1.57
  1998(2)    15.72      (0.14)           2.51        (0.00)        (3.11)         14.98       16.84            90,183      1.55
  1997(3)    20.71      (0.16)           1.30        (0.00)        (6.13)         15.72        5.78            80,634      1.56

  CLASS B
  2002     $  6.55     $(0.11)(1)      $(1.23)      $(0.00)       $(0.00)       $  5.21      (20.46)%       $   6,899      2.23%
  2001       13.95      (0.16)(1)       (2.70)       (0.00)        (4.54)          6.55      (24.69)           11,339      2.21
  2000       13.14      (0.24)(1)        5.70        (0.00)        (4.65)         13.95       50.40            18,584      2.29
  1999       14.20      (0.28)           1.06        (0.00)        (1.84)         13.14        7.19            16,629      2.32
  1998(2)    15.12      (0.23)           2.42        (0.00)        (3.11)         14.20       16.27            23,780      2.30
  1997(3)    20.28      (0.24)           1.21        (0.00)        (6.13)         15.12        4.94            21,994      2.31

------------------------------------------------------------------------------------------------------------------------------------
 SMALL CAP GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------------
  CLASS A
  2002      $11.44     $(0.12)(1)      $(2.25)      $(0.00)       $(0.00)       $  9.07      (20.72)%       $  21,941      1.49%
  2001       14.81      (0.09)(1)       (1.92)       (0.00)        (1.36)         11.44      (14.97)           31,327      1.52
  2000       10.11      (0.07)(1)        4.77        (0.00)        (0.00)         14.81       46.49             2,710      1.48
  1999       11.68      (0.05)(1)       (1.41)       (0.00)        (0.11)         10.11      (12.54)            1,089      1.51
  1998(4)    10.00       0.01            1.71        (0.01)        (0.03)         11.68       17.18               331      1.23

  CLASS B
  2002      $11.16     $(0.18)(1)      $(2.19)      $(0.00)       $(0.00)       $  8.79      (21.24)%       $   8,055      2.20%
  2001       14.58      (0.18)(1)       (1.88)       (0.00)        (1.36)         11.16      (15.59)           13,010      2.22
  2000       10.01      (0.17)(1)        4.74        (0.00)        (0.00)         14.58       45.65               372      2.19
  1999       11.66      (0.10)(1)       (1.44)       (0.00)        (0.11)         10.01      (13.26)              139      2.23
  1998(4)    10.64      (0.01)           1.03        (0.00)        (0.00)         11.66        9.59                 1      1.92

  CLASS H
  2002(4)   $ 9.51     $(0.03)(1)      $(0.67)      $(0.00)       $(0.00)       $  8.81       (7.36)%       $       7      2.19%

                            RATIO       RATIO OF NET
          RATIO OF NET   OF EXPENSES  INVESTMENT INCOME/
           INVESTMENT     TO AVERAGE  (LOSS) TO AVERAGE
          INCOME/(LOSS)   NET ASSETS      NET ASSETS     PORTFOLIO
           TO AVERAGE    (BEFORE FEE     (BEFORE FEE     TURNOVER
           NET ASSETS      WAIVER)         WAIVERS)      RATE

------------------------------------------------------------------
 MID CAP GROWTH FUND
------------------------------------------------------------------

  CLASS A
  2002       (1.17)%         1.52%          (1.17)%           68%
  2001       (0.88)          1.55           (0.93)           191
  2000       (1.00)          1.54           (1.00)           110
  1999       (1.00)          1.57           (1.00)           100
  1998(2)    (1.02)          1.55           (1.02)            38
  1997(3)    (1.05)          1.56           (1.05)            38

  CLASS B
  2002       (1.88)%         2.23%          (1.88)%           68%
  2001       (1.59)          2.21           (1.59)           191
  2000       (1.75)          2.29           (1.75)           110
  1999       (1.75)          2.32           (1.75)           100
  1998(2)    (1.77)          2.30           (1.77)            38
  1997(3)    (1.80)          2.31           (1.80)            38

------------------------------------------------------------------
 SMALL CAP GROWTH FUND
------------------------------------------------------------------
  CLASS A
  2002       (1.13)%         1.49%          (1.13)%          122%
  2001       (0.69)          1.57           (0.74)           174
  2000       (0.53)          1.54           (0.59)           155
  1999       (0.51)          1.51           (0.51)           159
  1998(4)    (0.32)          1.34           (0.43)            31

  CLASS B
  2002       (1.84)%         2.20%          (1.84)%          122%
  2001       (1.39)          2.22           (1.39)           174
  2000       (1.24)          2.19           (1.24)           155
  1999       (1.23)          2.23           (1.23)           159
  1998(4)    (0.87)          3.06           (2.01)            31

  CLASS H
  2002(4)    (1.89)%         2.19%          (1.89)%          122%

  + TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED.
    TOTAL RETURN EXCLUDES SALES CHARGE.
(1) PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.
(2) FOR THE ELEVEN MONTH PERIOD ENDED MAY 31, 1998. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(3) FOR THE YEAR ENDED JUNE 30.
(4) SMALL CAP GROWTH FUND CLASS A, CLASS B AND CLASS H COMMENCED OPERATIONS ON AUGUST 1, 1997, JANUARY 6, 1998 AND APRIL 1, 2002, RESPECTIVELY. ALL RATIOS FOR THE RESPECTIVE PERIODS HAVE BEEN ANNUALIZED.

                                                            FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED


          NET ASSET                 REALIZED AND   DIVIDENDS   DISTRIBUTIONS                                             RATIO OF
            VALUE,        NET        UNREALIZED     FROM NET     FROM NET     NET ASSET                    NET ASSETS    EXPENSES
          BEGINNING   INVESTMENT   GAINS (LOSSES)  INVESTMENT    REALIZED     VALUE, END        TOTAL        END OF     TO AVERAGE
          OF PERIOD  INCOME/(LOSS) ON SECURITIES     INCOME    CAPITAL GAINS  OF PERIOD        RETURN+    PERIOD (000)  NET ASSETS

------------------------------------------------------------------------------------------------------------------------------------
 SMALL CAP VALUE FUND
------------------------------------------------------------------------------------------------------------------------------------
  CLASS A
  2002     $18.57       $0.04(1)        $3.29        $(0.11)       $(1.76)       $20.03        19.31%        $43,052        1.41%
  2001      14.77        0.19            4.23         (0.21)        (0.41)        18.57        30.55          12,315        1.45
  2000      13.31        0.27            1.38         (0.19)        (0.00)        14.77        12.59           9,727        1.46
  1999      15.47        0.06           (0.85)        (0.04)        (1.33)        13.31        (4.38)         11,542        1.38
  1998      14.95        0.01            2.84         (0.04)        (2.29)        15.47        19.51          10,634        1.23

  CLASS B
  2002     $18.34      $(0.09)(1)       $3.24        $(0.05)       $(1.76)       $19.68        18.48%        $ 7,465        2.12%
  2001      14.62        0.09            4.16         (0.12)        (0.41)        18.34        29.62           1,483        2.15
  2000      13.19        0.14            1.41         (0.12)        (0.00)        14.62        11.87             742        2.17
  1999      15.42       (0.03)          (0.87)        (0.00)        (1.33)        13.19        (5.13)            515        2.08
  1998(2)   15.28        0.00            0.14         (0.00)        (0.00)        15.42         0.92              61        1.92

  CLASS H
  2002(2)  $17.84      $(0.05)(1)       $1.87        $(0.00)       $(0.00)       $19.66        10.20%        $   412        2.12%

------------------------------------------------------------------------------------------------------------------------------------
 TAX MANAGED EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------------
  CLASS A
  2002     $12.62       $0.01(1)       $(1.53)       $(0.01)       $(0.00)       $11.09       (12.05)%       $15,755        1.18%
  2001      14.33       (0.01)          (1.67)        (0.00)        (0.03)        12.62       (11.76)         17,645        1.22
  2000      12.16        0.00            2.18         (0.00)        (0.01)        14.33        18.01          17,372        1.20
  1999       9.93        0.04            2.24         (0.04)        (0.01)        12.16        23.03           7,353        1.09
  1998(3)   10.10       (0.00)          (0.17)        (0.00)        (0.00)         9.93        (1.49)             10        0.54

  CLASS B
  2002     $12.38      $(0.07)(1)      $(1.49)       $(0.00)       $(0.00)       $10.82       (12.60)%       $ 8,981        1.89%
  2001      14.16       (0.10)          (1.65)        (0.00)        (0.03)        12.38       (12.39)         10,771        1.92
  2000      12.12       (0.07)           2.12         (0.00)        (0.01)        14.16        16.95          11,135        1.91
  1999       9.93       (0.02)           2.23         (0.01)        (0.01)        12.12        22.31           5,377        1.79
  1998(3)   10.21       (0.00)          (0.28)        (0.00)        (0.00)         9.93        (2.84)             85        1.23

  CLASS H
  2002(3)  $11.34      $(0.01)(1)      $(0.54)       $(0.00)       $(0.00)       $10.79        (4.85)%       $    26        1.87%

------------------------------------------------------------------------------------------------------------------------------------
 AGGRESSIVE ALLOCATION FUND
------------------------------------------------------------------------------------------------------------------------------------
  CLASS A
  2002     $ 9.95      $ 0.08(1)       $(0.83)       $(0.13)(5)    $(0.00)       $ 9.07        (7.54)%       $ 2,744        1.37%
  2001(4)   10.00        0.02           (0.06)        (0.01)        (0.00)         9.95        (0.38)          2,500        0.63

  CLASS B
  2002     $ 9.95      $ 0.03(1)       $(0.83)       $(0.12)(5)    $(0.00)       $ 9.03        (8.12)%       $   137        1.98%
  2001(4)    9.98        0.00           (0.03)        (0.00)        (0.00)         9.95        (0.30)              7        1.23


  CLASS H
  2002(4)  $ 9.01      $(0.06)(1)       $0.09        $(0.00)       $(0.00)       $ 9.04         0.33%        $   514        3.78%

                             RATIO       RATIO OF NET
          RATIO OF NET    OF EXPENSES INVESTMENT INCOME/
           INVESTMENT     TO AVERAGE  (LOSS) TO AVERAGE
          INCOME/(LOSS)   NET ASSETS      NET ASSETS     PORTFOLIO
           TO AVERAGE    (BEFORE FEE     (BEFORE FEE     TURNOVER
           NET ASSETS       WAIVER)        WAIVERS)      RATE

------------------------------------------------------------------
 SMALL CAP VALUE FUND
------------------------------------------------------------------

  CLASS A
  2002        0.29%          1.41%           0.29%           106%
  2001        1.10           1.50            1.05            128
  2000        1.72           1.52            1.66            120
  1999        0.44           1.38            0.44             79
  1998        0.19           1.23            0.19             89

  CLASS B
  2002       (0.42)%         2.12%          (0.42)%          106%
  2001        0.40           2.15            0.40            128
  2000        1.01           2.17            1.01            120
  1999       (0.26)          2.08           (0.26)            79
  1998(2)    (0.48)          1.92           (0.48)            89

  CLASS H
  2002(2)    (0.86)%         2.12%          (0.86)%          106%

------------------------------------------------------------------
 TAX MANAGED EQUITY FUND
------------------------------------------------------------------
  CLASS A
  2002        0.08%          1.18%           0.08%             0%
  2001       (0.14)          1.27           (0.19)             1
  2000       (0.06)          1.26           (0.12)             3
  1999        0.11           1.27           (0.07)             5
  1998(3)     0.63           1.24           (0.07)             0

  CLASS B
  2002       (0.63)%         1.89%          (0.63)%            0%
  2001       (0.84)          1.92           (0.84)             1
  2000       (0.77)          1.91           (0.77)             3
  1999       (0.59)          1.97           (0.77)             5
  1998(3)     0.43           1.98            1.18              0

  CLASS H
  2002(3)    (0.46)%         1.87%          (0.46)%            0%

------------------------------------------------------------------
 AGGRESSIVE ALLOCATION FUND
------------------------------------------------------------------
  CLASS A
  2002        0.90%          1.62%           0.65%            40%
  2001(4)     0.85           1.01            0.47              5

  CLASS B
  2002        0.29%          2.23%           0.04%            40%
  2001(4)     0.25           1.56           (0.08)             5

  CLASS H
  2002(4)    (2.54)%         4.04%          (2.80)%           40%

  + TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED.
    TOTAL RETURN EXCLUDES SALES CHARGE.
(1) PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.
(2) SMALL CAP VALUE FUND CLASS B AND CLASS H COMMENCED OPERATIONS ON JANUARY 6, 1998 AND FEBRUARY 5, 2002, RESPECTIVELY. ALL RATIOS FOR THE RESPECTIVE PERIODS HAVE BEEN ANNUALIZED.
(3) TAX MANAGED EQUITY FUND CLASS A, CLASS B AND CLASS H COMMENCED OPERATIONS ON MAY 11, 1998, MAY 4, 1998 AND APRIL 12, 2002, RESPECTIVELY. ALL RATIOS FOR THE RESPECTIVE PERIODS HAVE BEEN ANNUALIZED.
(4) THE AGGRESSIVE ALLOCATION FUND CLASS A, CLASS B AND CLASS H COMMENCED OPERATIONS ON MARCH 6, 2001, MAY 8, 2001 AND FEBRUARY 20, 2002, RESPECTIVELY. ALL RATIOS FOR THE RESPECTIVE PERIODS HAVE BEEN ANNUALIZED.
(5) INCLUDES A TAX RETURN OF CAPITAL OF $(0.04) AND $(0.04) FOR CLASS A AND CLASS B, RESPECTIVELY, FOR THE AGGRESSIVE ALLOCATION FUND.

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED


          NET ASSET                 REALIZED AND   DIVIDENDS   DISTRIBUTIONS                                             RATIO OF
            VALUE,        NET        UNREALIZED     FROM NET     FROM NET     NET ASSET                    NET ASSETS    EXPENSES
          BEGINNING   INVESTMENT    GAINS (LOSSES) INVESTMENT    REALIZED     VALUE, END       TOTAL         END OF     TO AVERAGE
          OF PERIOD  INCOME/(LOSS)  ON SECURITIES   INCOME     CAPITAL GAINS  OF PERIOD       RETURN+     PERIOD (000)  NET ASSETS

------------------------------------------------------------------------------------------------------------------------------------
 BALANCED ALLOCATION FUND
------------------------------------------------------------------------------------------------------------------------------------
  CLASS A
  2002     $ 9.72      $ 0.17(1)       $(0.69)      $(0.18)       $(0.00)       $ 9.02        (5.41)%       $16,664        1.25%
  2001      11.68        0.29           (0.46)       (0.24)        (1.55)         9.72        (1.92)         13,592        1.28
  2000      10.31        0.23            1.35        (0.21)        (0.00)        11.68        15.48           3,965        1.26
  1999(2)    9.74        0.14            0.57        (0.14)        (0.00)        10.31         7.26           1,466        1.31

  CLASS B
  2002     $ 9.73      $ 0.11(1)       $(0.70)      $(0.11)       $(0.00)       $ 9.03        (6.06)%        $ 5,721        1.96%
  2001      11.70        0.21           (0.46)       (0.17)        (1.55)         9.73        (2.67)           5,551        1.98
  2000      10.33        0.15            1.36        (0.14)        (0.00)        11.70        14.79              691        1.97
  1999(2)    9.82        0.10            0.51        (0.10)        (0.00)        10.33         6.07              385        2.02

  CLASS H
  2002(2)  $ 8.98      $ 0.03(1)       $0.02        $(0.04)       $(0.00)       $ 8.99         0.56%         $   338        2.02%

------------------------------------------------------------------------------------------------------------------------------------
 CONSERVATIVE ALLOCATION FUND
------------------------------------------------------------------------------------------------------------------------------------
  CLASS A
  2002     $10.04      $ 0.24(1)       $(0.36)      $(0.26)       $(0.00)       $ 9.66        (1.21)%        $ 2,689        1.27%
  2001(3)   10.00        0.07            0.02        (0.05)        (0.00)        10.04         0.90            2,522        0.62

  CLASS B
  2002(3)  $ 9.97      $ 0.08(1)       $(0.22)      $(0.18)       $(0.00)       $ 9.65        (1.46)%        $   163        1.88%

  CLASS H
  2002(3)  $ 9.59      $(0.01)(1)      $ 0.08       $(0.01)       $(0.00)       $ 9.65         0.77%         $   360        3.46%

------------------------------------------------------------------------------------------------------------------------------------
 BOND FUND*
------------------------------------------------------------------------------------------------------------------------------------
  CLASS A
  2002     $ 9.73      $ 0.54(1)       $ 0.14       $(0.53)       $(0.00)       $ 9.88         7.13%         $ 9,530        0.96%
  2001       9.40        0.59            0.34        (0.60)        (0.00)         9.73        10.26            8,944        0.97
  2000       9.95        0.57           (0.55)       (0.57)        (0.00)         9.40         0.05           10,237        1.12
  1999      10.27        0.53           (0.29)       (0.54)        (0.02)         9.95         2.55           11,916        1.19
  1998(4)    9.95        0.53            0.33        (0.54)        (0.00)        10.27         8.83           16,669        1.19
  1997(5)    9.78        0.58            0.17        (0.58)        (0.00)         9.95         7.92           19,760        1.19

  CLASS B
  2002     $ 9.72      $ 0.47(1)       $ 0.14       $(0.46)       $(0.00)       $ 9.87         6.39%         $ 2,133        1.67%
  2001       9.38        0.54            0.33        (0.53)        (0.00)         9.72         9.46            2,317        1.67
  2000       9.93        0.50           (0.56)       (0.49)        (0.00)         9.38        (0.58)           2,373        1.87
  1999      10.25        0.47           (0.30)       (0.47)        (0.02)         9.93         1.66            4,548        1.94
  1998(4)    9.93        0.47            0.33        (0.48)        (0.00)        10.25         8.18            6,423        1.94
  1997(5)    9.75        0.51            0.16        (0.49)        (0.00)         9.93         7.09            5,967        1.94

  CLASS H
  2002(6)  $ 9.81      $ 0.04(1)       $ 0.04       $(0.03)       $(0.00)       $ 9.86         0.86%         $     5        1.62%

                            RATIO       RATIO OF NET
          RATIO OF NET   OF EXPENSES  INVESTMENT INCOME/
           INVESTMENT     TO AVERAGE  (LOSS) TO AVERAGE
          INCOME/(LOSS)   NET ASSETS      NET ASSETS      PORTFOLIO
           TO AVERAGE    (BEFORE FEE     (BEFORE FEE       TURNOVER
           NET ASSETS       WAIVER)        WAIVERS)          RATE

------------------------------------------------------------------
 BALANCED ALLOCATION FUND
------------------------------------------------------------------

  CLASS A
  2002       1.88%           1.25%          1.88%            106%
  2001       2.06            1.33           2.00             161
  2000       1.95            1.32           1.89             182
  1999(2)    2.50            1.31           2.50             116

  CLASS B
  2002       1.17%           1.96%          1.17%            106%
  2001       1.69            1.98           1.69             161
  2000       1.24            1.97           1.24             182
  1999(2)    1.29            2.02           1.29             116

  CLASS H
  2002(2)    1.17%           2.02%          1.17%            106%

------------------------------------------------------------------
 CONSERVATIVE ALLOCATION FUND
------------------------------------------------------------------
  CLASS A
  2002       2.43%           1.52%          2.18%             27%
  2001(3)    2.95            1.00           2.57               5

  CLASS B
  2002(3)    1.82%           2.13%          1.57%             27%

  CLASS H
  2002(3)   (0.33)%          3.72%         (0.59)%            27%

------------------------------------------------------------------
 BOND FUND*
------------------------------------------------------------------
  CLASS A
  2002       5.45%           0.96%          5.45%             98%
  2001       6.14            1.02           6.09              73
  2000       5.89            1.14           5.87             155
  1999       5.29            1.28           5.20             269
  1998(4)    5.81            1.28           5.72             546
  1997(5)    5.88            1.28           5.79             827

  CLASS B
  2002       4.74%           1.67%          4.74%             98%
  2001       5.44            1.67           5.44              73
  2000       5.14            1.89           5.12             155
  1999       4.53            2.03           4.44             269
  1998(4)    5.07            2.03           4.98             546
  1997(5)    5.15            2.03           5.06             827

  CLASS H
  2002(6)    5.62%           1.62%          5.62%             98%

  + TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED.
    TOTAL RETURN EXCLUDES SALES CHARGE.
  * EFFECTIVE JUNE 9, 2000, THE PARKSTONE BOND FUND WAS MERGED INTO THE ARMADA BOND FUND. THE FINANCIAL HIGHLIGHTS FOR THE PERIODS PRIOR TO JUNE 9, 2000 REFLECT THE PERFORMANCE HISTORY OF THE PARKSTONE BOND FUND. THE NET ASSET VALUES AT THE BEGINNING OF EACH PERIOD AND THE CHANGES IN NET ASSET VALUES, INCLUDING THE NET ASSET VALUES AT THE END OF EACH PERIOD LISTED HAVE BEEN RESTATED TO REFLECT THE CONVERSION RATE OF .9725738 FOR CLASS A AND .9756871 FOR CLASS B ON THE DATE OF THE REORGANIZATION.
(1) PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.
(2) THE BALANCED ALLOCATION FUND CLASS A, CLASS B AND CLASS H COMMENCED OPERATIONS ON JULY 31, 1998, NOVEMBER 11, 1998 AND FEBRUARY 5, 2002, RESPECTIVELY. ALL RATIOS FOR THE RESPECTIVE PERIODS HAVE BEEN ANNUALIZED.
(3) THE CONSERVATIVE ALLOCATION FUND CLASS A, CLASS B AND CLASS H COMMENCED OPERATIONS ON MARCH 6, 2001, JULY 13, 2001 AND FEBRUARY 6, 2002, RESPECTIVELY. ALL RATIOS FOR THE RESPECTIVE PERIODS HAVE BEEN ANNUALIZED.
(4) FOR THE ELEVEN MONTH PERIOD ENDED MAY 31, 1998. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(5) FOR THE YEAR ENDED JUNE 30.
(6) THE BOND FUND CLASS H COMMENCED OPERATIONS ON APRIL 30, 2002. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.

                                                            FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED


          NET ASSET                 REALIZED AND    DIVIDENDS  DISTRIBUTIONS                                             RATIO OF
            VALUE,        NET        UNREALIZED     FROM NET     FROM NET     NET ASSET                    NET ASSETS    EXPENSES
          BEGINNING   INVESTMENT    GAINS (LOSSES) INVESTMENT    REALIZED     VALUE, END       TOTAL         END OF     TO AVERAGE
          OF PERIOD  INCOME/(LOSS)  ON SECURITIES    INCOME    CAPITAL GAINS  OF PERIOD       RETURN+     PERIOD (000)  NET ASSETS

------------------------------------------------------------------------------------------------------------------------------------
 GNMA FUND
------------------------------------------------------------------------------------------------------------------------------------
  CLASS A
  2002     $10.23      $0.56(3)        $ 0.14       $(0.57)       $(0.00)       $10.36          6.95%       $6,550         1.01%
  2001       9.75       0.60             0.47        (0.59)        (0.00)        10.23         11.27         1,113         1.05
  2000      10.10       0.57            (0.35)       (0.57)        (0.00)         9.75          2.33         1,231         1.05
  1999      10.36       0.59            (0.20)       (0.58)        (0.07)        10.10          3.77         1,497         1.03
  1998      10.15       0.58             0.31        (0.58)        (0.10)        10.36          8.90           549         1.09

  CLASS B
  2002     $10.23      $0.48(3)        $ 0.14       $(0.49)       $(0.00)       $10.36          6.21%       $  577         1.72%
  2001       9.75       0.53             0.47        (0.52)        (0.00)        10.23         10.50           208         1.75
  2000(1)    9.76       0.40            (0.01)       (0.40)        (0.00)         9.75          4.07           161         1.76


  CLASS H
  2002(1)  $10.31      $0.06(3)        $ 0.06       $(0.05)       $(0.00)       $10.38          1.17%       $   15         1.74%

------------------------------------------------------------------------------------------------------------------------------------
 INTERMEDIATE BOND FUND
------------------------------------------------------------------------------------------------------------------------------------
  CLASS A
  2002     $10.26      $0.52(3)        $ 0.16       $(0.52)       $(0.00)       $10.42          6.78%       $8,926         0.82%
  2001       9.92       0.62             0.34        (0.62)        (0.00)        10.26          9.88         8,172         0.84
  2000      10.41       0.61            (0.48)       (0.61)        (0.01)         9.92          1.25         3,874         0.83
  1999      10.63       0.54            (0.16)       (0.54)        (0.06)        10.41          3.54         5,129         0.86
  1998      10.42       0.58             0.21        (0.58)        (0.00)        10.63          7.71         3,288         0.91

  CLASS B
  2002     $10.26      $0.45(3)        $ 0.16       $(0.45)       $(0.00)       $10.42          6.03%       $1,445         1.53%
  2001       9.93       0.56             0.31        (0.54)        (0.00)        10.26          9.00         1,392         1.54
  2000      10.41       0.54            (0.47)       (0.54)        (0.01)         9.93          0.64           733         1.54
  1999      10.63       0.45            (0.15)       (0.46)        (0.06)        10.41          2.83           709         1.57
  1998(2)   10.70       0.20            (0.07)       (0.20)        (0.00)        10.63          1.24             2         1.60

  CLASS H
  2002(2)  $10.36      $0.053          $ 0.08       $(0.05)       $(0.00)       $10.44          1.27%       $   39         1.54%

------------------------------------------------------------------------------------------------------------------------------------
 LIMITED MATURITY BOND FUND
------------------------------------------------------------------------------------------------------------------------------------

  CLASS A
  2002     $ 9.90      $0.47(3)        $ 0.10       $(0.47)       $(0.00)       $10.00          5.87%       $7,039         0.73%
  2001       9.74       0.60             0.16        (0.60)        (0.00)         9.90          7.99         5,022         0.65
  2000       9.99       0.56            (0.24)       (0.57)        (0.00)         9.74          3.47           873         0.64
  1999      10.08       0.56            (0.05)       (0.55)        (0.05)         9.99          4.94           550         0.53
  1998      10.00       0.57             0.09        (0.57)        (0.01)        10.08          6.68           559         0.41

  CLASS B
  2002     $ 9.90      $0.39(3)        $ 0.11       $(0.40)       $(0.00)       $10.00          5.07%       $1,329         1.49%
  2001       9.73       0.51             0.17        (0.51)        (0.00)         9.90          7.16           742         1.53
  2000(4)    9.90       0.39            (0.17)       (0.39)        (0.00)         9.73          2.22           180         1.54

  CLASS H
  2002(4)  $10.03      $0.113          $(0.03)      $(0.11)       $(0.00)       $10.00          0.79%       $  174         1.48%


                            RATIO       RATIO OF NET
          RATIO OF NET   OF EXPENSES  INVESTMENT INCOME/
           INVESTMENT     TO AVERAGE  (LOSS) TO AVERAGE
          INCOME/(LOSS)   NET ASSETS      NET ASSETS      PORTFOLIO
           TO AVERAGE     (BEFORE FEE    (BEFORE FEE      TURNOVER
           NET ASSETS       WAIVER)        WAIVERS)       RATE

------------------------------------------------------------------
 GNMA FUND
------------------------------------------------------------------

  CLASS A
  2002       5.40%           1.01%          5.40%             46%
  2001       5.94            1.10           5.89              47
  2000       5.79            1.11           5.73              79
  1999       5.67            1.03           5.67              85
  1998       5.54            1.09           5.54             291

  CLASS B
  2002       4.69%           1.72%          4.69%             46%
  2001       5.24            1.75           5.24              47
  2000(1)    5.08            1.76           5.08              79


  CLASS H
  2002(1)    4.14%           1.74%          4.14%             46%

------------------------------------------------------------------
 INTERMEDIATE BOND FUND
------------------------------------------------------------------
  CLASS A
  2002       5.02%           0.97%          4.87%            141%
  2001       6.09            1.04           5.89             133
  2000       5.97            1.04           5.76             201
  1999       4.96            1.00           4.82             256
  1998       5.48            1.06           5.33             160

  CLASS B
  2002       4.31%           1.68%          4.16%            141%
  2001       5.39            1.69           5.24             133
  2000       5.26            1.69           5.11             201
  1999       4.25            1.71           4.11             256
  1998(2)    3.38            1.49           3.49             160

  CLASS H
  2002(2)    4.16%           1.70%          4.00%            141%

------------------------------------------------------------------
 LIMITED MATURITY BOND FUND
------------------------------------------------------------------

  CLASS A
  2002       4.69%           0.83%          4.59%            110%
  2001       5.88            0.83           5.70              87
  2000       5.74            0.84           5.54              90
  1999       5.39            0.75           5.17             190
  1998       5.65            0.80           5.26             135

  CLASS B
  2002       3.93%           1.59%          3.83%            110%
  2001       5.00            1.63           4.90              87
  2000(4)    4.84            1.64           4.74              90

  CLASS H
  2002(4)    3.39%           1.58%          3.29%            110%

  +  TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED,
    UNLESS OTHERWISE INDICATED. TOTAL RETURN EXCLUDES SALES CHARGE.
(1) GNMA FUND CLASS B AND CLASS H COMMENCED OPERATIONS ON AUGUST 11, 1999 AND APRIL 19, 2002, RESPECTIVELY. ALL RATIOS FOR THE RESPECTIVE PERIODS HAVE BEEN ANNUALIZED.
(2) INTERMEDIATE BOND FUND CLASS B AND CLASS H COMMENCED OPERATIONS ON JANUARY 6, 1998 AND APRIL 18, 2002, RESPECTIVELY. ALL RATIOS FOR THE RESPECTIVE PERIODS HAVE BEEN ANNUALIZED.
(3) PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.
(4) LIMITED MATURITY BOND FUND CLASS B AND CLASS H COMMENCED OPERATIONS ON AUGUST 11, 1999 AND FEBRUARY 5, 2002, RESPECTIVELY. ALL RATIOS FOR THE RESPECTIVE PERIODS HAVE BEEN ANNUALIZED.

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED


          NET ASSET                 REALIZED AND   DIVIDENDS   DISTRIBUTIONS                                            RATIO OF
            VALUE,        NET        UNREALIZED     FROM NET     FROM NET     NET ASSET                  NET ASSETS     EXPENSES
          BEGINNING   INVESTMENT    GAINS (LOSSES) INVESTMENT    REALIZED     VALUE, END       TOTAL       END OF      TO AVERAGE
          OF PERIOD  INCOME/(LOSS)  ON SECURITIES    INCOME    CAPITAL GAINS  OF PERIOD       RETURN+   PERIOD (000)   NET ASSETS

------------------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN ADVANTAGE FUND
------------------------------------------------------------------------------------------------------------------------------------
  CLASS A
  2002     $10.02      $0.53(3)        $ 0.22       $(0.53)       $(0.00)       $10.24          7.60%      $ 1,350        0.80%
  2001       9.47       0.55             0.56        (0.56)        (0.00)        10.02         12.00         1,183        0.76
  2000       9.98       0.57            (0.44)       (0.58)(2)     (0.06)         9.47          1.41         5,035        0.73
  1999      10.25       0.56            (0.23)       (0.56)        (0.04)         9.98          3.18         4,686        0.69
  1998       9.89       0.61             0.36        (0.61)        (0.00)        10.25         10.08           640        0.54

  CLASS B
  2002     $10.05      $0.46(3)        $ 0.21       $(0.45)       $(0.00)       $10.27          6.83%      $   301        1.51%
  2001       9.50       0.48             0.56        (0.49)        (0.00)        10.05         11.18           147        1.49
  2000(1)    9.73       0.39            (0.19)       (0.37)        (0.06)         9.50          2.17             1        1.47

------------------------------------------------------------------------------------------------------------------------------------
 U.S. GOVERNMENT INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------
  CLASS A
  2002     $ 9.22      $0.47(9)        $ 0.22       $(0.46)       $(0.00)       $ 9.45          7.67%      $13,387        1.01%
  2001       8.77       0.55             0.45        (0.55)        (0.00)         9.22         11.66        13,863        1.03
  2000       9.13       0.54            (0.37)       (0.53)        (0.00)         8.77          1.96        20,790        1.08
  1999       9.27       0.55            (0.14)       (0.55)        (0.00)         9.13          4.46        38,190        1.00
  1998(4)    9.15       0.61             0.08        (0.57)(6)     (0.00)         9.27          7.80        54,710        1.00
  1997(5)    9.25       0.70            (0.10)       (0.70)(7)     (0.00)         9.15          6.86        58,589        1.02

  CLASS B
  2002     $ 9.19      $0.41(9)        $ 0.22       $(0.40)       $(0.00)       $ 9.42          6.93%      $ 6,801        1.72%
  2001       8.74       0.49             0.44        (0.48)        (0.00)         9.19         10.90         7,160        1.74
  2000       9.11       0.48            (0.38)       (0.47)        (0.00)         8.74          1.10         9,192        1.83
  1999       9.24       0.47            (0.13)       (0.47)        (0.00)         9.11          3.76        16,373        1.75
  1998(4)    9.13       0.55             0.07        (0.51)(6)     (0.00)         9.24          6.98        23,739        1.75
  1997(5)    9.21       0.63            (0.09)       (0.62)(7)     (0.00)         9.13          6.06        23,448        1.77

  CLASS H
  2002(6)  $ 9.39      $0.15(9)        $ 0.01       $(0.12)       $(0.00)       $ 9.43          1.73%      $    22        1.69%

------------------------------------------------------------------------------------------------------------------------------------
 MICHIGAN MUNICIPAL BOND FUND
------------------------------------------------------------------------------------------------------------------------------------
  CLASS A
  2002(10) $10.93      $0.47(9)        $ 0.10       $(0.47)       $(0.01)       $11.02          5.33%      $15,638        0.79%
  2001      10.38       0.49             0.55        (0.49)        (0.00)        10.93         10.13        13,816        0.70
  2000      10.91       0.45            (0.53)       (0.44)        (0.01)        10.38         (0.68)       14,799        1.06
  1999      11.06       0.44            (0.08)       (0.44)        (0.07)        10.91          3.38        28,305        1.01
  1998(4)   10.89       0.42             0.23        (0.45)        (0.03)        11.06          5.96        38,536        0.99
  1997(5)   10.76       0.49             0.14        (0.46)        (0.04)        10.89          5.89        38,302        1.01

  CLASS B
  2002(10) $10.95      $0.39(9)        $ 0.09       $(0.39)       $(0.01)       $11.03          4.44%      $ 1,960        1.50%
  2001      10.39       0.40             0.56        (0.40)        (0.00)        10.95          9.31         1,937        1.55
  2000      10.92       0.37            (0.53)       (0.36)        (0.01)        10.39         (1.41)        1,881        1.81
  1999      11.07       0.36            (0.08)       (0.36)        (0.07)        10.92          2.52         3,217        1.76
  1998(4)   10.90       0.34             0.23        (0.37)        (0.03)        11.07          5.32         3,983        1.74
  1997(5)   10.76       0.41             0.13        (0.36)        (0.04)        10.90          5.05         3,503        1.76


                            RATIO       RATIO OF NET
          RATIO OF NET   OF EXPENSES  INVESTMENT INCOME/
           INVESTMENT     TO AVERAGE  (LOSS) TO AVERAGE
          INCOME/(LOSS)   NET ASSETS      NET ASSETS      PORTFOLIO
           TO AVERAGE    (BEFORE FEE     (BEFORE FEE      TURNOVER
           NET ASSETS       WAIVER)        WAIVERS)       RATE

------------------------------------------------------------------
 TOTAL RETURN ADVANTAGE FUND
------------------------------------------------------------------

  CLASS A
  2002       5.17%           0.97%          5.00%             88%
  2001       5.70            1.04           5.42             182
  2000       5.92            1.02           5.63             121
  1999       5.48            0.89           5.28             142
  1998       6.14            0.97           5.71             170

  CLASS B
  2002       4.46%           1.68%          4.29%             88%
  2001       4.97            1.69           4.77             182
  2000(1)    5.18            1.67           4.98             121

------------------------------------------------------------------
 U.S. GOVERNMENT INCOME FUND
------------------------------------------------------------------
  CLASS A
  2002       5.04%           1.01%          5.04%            219%
  2001       6.03            1.08           5.98              78
  2000       6.03            1.19           5.92              74
  1999       5.92            1.34           5.58              53
  1998(4)    7.20            1.34           6.86             279
  1997(5)    7.64            1.36           7.30             500

  CLASS B
  2002       4.33%           1.72%          4.33%            219%
  2001       5.32            1.74           5.32              78
  2000       5.28            1.94           5.17              74
  1999       5.15            2.09           4.81              53
  1998(4)    6.45            2.09           6.11             279
  1997(5)    6.89            2.11           6.55             500

  CLASS H
  2002(6)    4.40%           1.69%          4.40%            219%

------------------------------------------------------------------
 MICHIGAN MUNICIPAL BOND FUND
------------------------------------------------------------------
  CLASS A
  2002(10)   4.27%           0.94%          4.12%              6%
  2001       4.52            0.90           4.32              16
  2000       4.21            1.16           4.11              10
  1999       3.96            1.29           3.68               7
  1998(4)    4.09            1.28           3.80              26
  1997(5)    4.48            1.30           4.19              28

  CLASS B
  2002(10)   3.56%           1.65%          3.41%              6%
  2001       3.67            1.70           3.52              16
  2000       3.46            1.91           3.36              10
  1999       3.21            2.05           2.92               7
  1998(4)    3.34            2.03           3.05              26
  1997(5)    3.73            2.05           3.44              28

   + TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED.
     TOTAL RETURN EXCLUDES SALES CHARGE.
 (1) TOTAL RETURN ADVANTAGE FUND CLASS B COMMENCED OPERATIONS ON SEPTEMBER 29, 1999. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 (2) INCLUDES DISTRIBUTION IN EXCESS OF NET INVESTMENT INCOME OF $(0.01) FOR CLASS A OF THE TOTAL RETURN ADVANTAGE FUND.
 (3) PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.
 (4) FOR THE ELEVEN MONTH PERIOD ENDED MAY 31, 1998. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 (5) FOR THE YEAR ENDED JUNE 30.
 (6) U.S. GOVERNMENT INCOME FUND CLASS H COMMENCED OPERATIONS ON FEBRUARY 5, 2002. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 (7) INCLUDES A TAX RETURN OF CAPITAL OF $(0.04) AND $(0.04) FOR CLASS A, AND CLASS B, RESPECTIVELY, OF THE U.S. GOVERNMENT INCOME FUND.
 (8) INCLUDES A TAX RETURN OF CAPITAL OF $(0.11) AND $(0.10) FOR CLASS A, AND CLASS B, RESPECTIVELY, OF THE U.S. GOVERNMENT INCOME FUND.
 (9) PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.
(10) IN ACCORDANCE WITH THE IMPLEMENTATION OF NEW ACCOUNTING STANDARDS, THE MICHIGAN MUNICIPAL BOND FUND WAS REQUIRED TO RECORD A CUMULATIVE EFFECT ADJUSTMENT OF $78,937 TO REFLECT THE ACCRETION OF MARKET DISCOUNTS THAT WERE NOT PREVIOUSLY RECORDED. THE CUMULATIVE ADJUSTMENTS WERE RECLASSIFIED BETWEEN NET INVESTMENT INCOME AND NET UNREALIZED APPRECIATION OF SECURITIES AND THEREFORE DID NOT IMPACT TOTAL NET ASSETS OR THE NET ASSET VALUE PER SHARE OF THE FUNDS. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED MAY 31, 2002 WAS TO INCREASE NET INVESTMENT INCOME BY $36,050.

                                                            FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED


            NET ASSET                 REALIZED AND   DIVIDENDS   DISTRIBUTIONS                                             RATIO OF
              VALUE,        NET        UNREALIZED     FROM NET     FROM NET     NET ASSET                    NET ASSETS    EXPENSES
            BEGINNING   INVESTMENT    GAINS (LOSSES) INVESTMENT    REALIZED     VALUE, END     TOTAL           END OF     TO AVERAGE
            OF PERIOD  INCOME/(LOSS)  ON SECURITIES    INCOME    CAPITAL GAIN   OF PERIOD     RETURN+       PERIOD (000)  NET ASSETS

------------------------------------------------------------------------------------------------------------------------------------
 NATIONAL TAX EXEMPT BOND FUND
------------------------------------------------------------------------------------------------------------------------------------
  CLASS A
  2002(4)    $10.05      $0.41(3)        $ 0.15       $(0.40)       $(0.00)       $10.21        5.65%         $ 7,385        0.80%
  2001         9.54       0.42             0.51        (0.42)        (0.00)        10.05        9.94            6,644        0.70
  2000         9.97       0.41            (0.42)       (0.41)        (0.01)         9.54       (0.02)           4,009        0.64
  1999(1)     10.04       0.41            (0.04)       (0.41)        (0.03)         9.97        3.67            4,205        0.46

  CLASS B
  2002(4)    $10.00      $0.33(3)        $ 0.16       $(0.33)       $(0.00)       $10.16        4.92%         $   749        1.51%
  2001         9.50       0.35             0.50        (0.35)        (0.00)        10.00        9.09              500        1.40
  2000         9.96       0.34            (0.45)       (0.34)        (0.01)         9.50       (1.05)             224        1.35
  1999(1)     10.23       0.13            (0.26)       (0.14)        (0.00)         9.96       (1.22)             275        1.17

------------------------------------------------------------------------------------------------------------------------------------
 OHIO TAX EXEMPT BOND FUND
------------------------------------------------------------------------------------------------------------------------------------
  CLASS A
  2002(4)    $11.00      $0.44(3)        $ 0.18       $(0.45)       $(0.00)       $11.17        5.70%         $11,639        0.80%
  2001        10.46       0.47             0.54        (0.47)        (0.00)        11.00        9.81            8,460        0.66
  2000        11.00       0.47            (0.53)       (0.47)        (0.01)        10.46       (0.51)           5,173        0.62
  1999        11.09       0.52            (0.08)       (0.52)        (0.01)        11.00        3.93            4,808        0.38
  1998        10.82       0.51             0.28        (0.51)        (0.01)        11.09        7.39            4,037        0.25

  CLASS B
  2002(2,4)  $11.10      $0.18(3)        $ 0.04       $(0.18)       $(0.00)       $11.14        1.99%         $   161        1.51%

  CLASS H
  2002(2,4)  $10.95      $0.06(3)        $ 0.20       $(0.06)       $(0.00)       $11.15        2.35%         $    30        1.59%

------------------------------------------------------------------------------------------------------------------------------------
 PENNSYLVANIA MUNICIPAL BOND FUND
------------------------------------------------------------------------------------------------------------------------------------
  CLASS A
  2002(5)    $10.38      $0.44(3)        $ 0.11       $(0.44)       $(0.00)       $10.49        5.36%         $ 1,015        0.84%
  2001         9.91       0.46(2)          0.47        (0.46)        (0.00)        10.38        9.52              399        0.73
  2000        10.40       0.44            (0.45)       (0.46)        (0.02)         9.91       (0.05)             216        0.63
  1999        10.45       0.48            (0.04)       (0.48)        (0.01)        10.40        4.21              218        0.58
  1998        10.22       0.45             0.24        (0.45)        (0.01)(6)     10.45        6.84              125        0.77

                            RATIO        RATIO OF NET
          RATIO OF NET   OF EXPENSES  INVESTMENT INCOME/
           INVESTMENT     TO AVERAGE  (LOSS) TO AVERAGE
          INCOME/(LOSS)   NET ASSETS     NET ASSETS       PORTFOLIO
           TO AVERAGE    (BEFORE FEE    (BEFORE FEE       TURNOVER
           NET ASSETS       WAIVER)       WAIVERS)        RATE

------------------------------------------------------------------
 NATIONAL TAX EXEMPT BOND FUND
------------------------------------------------------------------

  CLASS A
  2002(4)    3.99%           0.95%          3.84%            19%
  2001       4.29            0.90           4.09             27
  2000       4.27            0.91           4.00             65
  1999(1)    4.29            0.97           3.78             23

  CLASS B
  2002(4)    3.28%           1.66%          3.13%            19%
  2001       3.59            1.55           3.44             27
  2000       3.56            1.56           3.35             65
  1999(1)    3.58            1.68           3.07             23

------------------------------------------------------------------
 OHIO TAX EXEMPT BOND FUND
------------------------------------------------------------------
  CLASS A
  2002(4)    4.00%           0.95%          3.85%            19%
  2001       4.34            0.86           4.14             20
  2000       4.42            0.90           4.14             31
  1999       4.67            0.88           4.17             19
  1998       4.59            0.80           4.04             15

  CLASS B
  2002(2,4)  3.29%           1.66%          3.14%            19%

  CLASS H
  2002(2,4)  3.16%           1.74%          3.01%            19%

------------------------------------------------------------------
 PENNSYLVANIA MUNICIPAL BOND FUND
------------------------------------------------------------------
  CLASS A
  2002(5)    4.20%           0.99%          4.05%            13%
  2001       4.47            0.96           4.24             25
  2000       4.45            0.94           4.14             38
  1999       4.70            0.93           4.35             15
  1998       4.32            0.94           4.15             20

  + TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED,
    UNLESS OTHERWISE INDICATED. TOTAL RETURN EXCLUDES SALES CHARGE.
(1) NATIONAL TAX EXEMPT BOND FUND CLASS A AND CLASS B COMMENCED OPERATIONS ON JUNE 19, 1998 AND JANUARY 29, 1999, RESPECTIVELY. ALL RATIOS FOR THE RESPECTIVE PERIODS HAVE BEEN ANNUALIZED.
(2) OHIO TAX EXEMPT BOND FUND CLASS B AND CLASS H COMMENCED OPERATIONS ON DECEMBER 4, 2001 AND APRIL 1, 2002, RESPECTIVELY. ALL RATIOS FOR THE RESPECTIVE PERIODS HAVE BEEN ANNUALIZED.
(3) PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.
(4) IN ACCORDANCE WITH THE IMPLEMENTATION OF NEW ACCOUNTING STANDARDS, THE NATIONAL TAX EXEMPT BOND FUND AND OHIO TAX EXEMPT BOND FUND WERE REQUIRED TO RECORD A CUMULATIVE EFFECT ADJUSTMENT OF $103,395 AND $36,769, RESPECTIVELY, TO REFLECT THE ACCRETION OF MARKET DISCOUNTS THAT WERE NOT PREVIOUSLY RECORDED. THE CUMULATIVE ADJUSTMENTS WERE RECLASSIFIED BETWEEN NET INVESTMENT INCOME AND NET UNREALIZED APPRECIATION OF SECURITIES AND THEREFORE DID NOT IMPACT TOTAL NET ASSETS OR THE NET ASSET VALUE PER SHARE OF THE FUNDS. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED MAY 31, 2002 WAS TO INCREASE (DECREASE) NET INVESTMENT INCOME BY $128,647 AND $(26,247), RESPECTIVELY.
(5) IN ACCORDANCE WITH THE IMPLEMENTATION OF NEW ACCOUNTING STANDARDS, THE PENNSYLVANIA MUNICIPAL BOND FUND WAS REQUIRED TO RECORD A CUMULATIVE EFFECT ADJUSTMENT OF $47,421 TO REFLECT THE ACCRETION OF MARKET DISCOUNTS THAT WERE NOT PREVIOUSLY RECORDED. THE CUMULATIVE ADJUSTMENTS WERE RECLASSIFIED BETWEEN NET INVESTMENT INCOME AND NET UNREALIZED APPRECIATION OF SECURITIES AND THEREFORE DID NOT IMPACT TOTAL NET ASSETS OR THE NET ASSET VALUE PER SHARE OF THE FUNDS. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED MAY 31, 2002 WAS TO (DECREASE) NET INVESTMENT INCOME BY $(3,294).
(6) INCLUDES DISTRIBUTION IN EXCESS OF NET REALIZED CAPITAL GAINS OF $(0.01)
    FOR CLASS A OF THE PENNSYLVANIA MUNICIPAL BOND FUND.

                                     NOTES

                                     NOTES

                               INVESTMENT ADVISER
                            National City Investment
                               Management Company
                             1900 East Ninth Street
                              Cleveland, Ohio 44114

                                   DISTRIBUTOR
                         SEI Investments Distribution Co.
                             One Freedom Valley Drive
                            Oaks, Pennsylvania 19456

                                  LEGAL COUNSEL
                            Drinker Biddle & Reath LLP
                                One Logan Square
                             18th and Cherry Streets
                      Philadelphia, Pennsylvania 19103-6996

BOARD OF TRUSTEES

ROBERT D. NEARY
CHAIRMAN
Retired Co-Chairman, Ernst & Young
Director:
Cold Metal Products, Inc.
Commercial Metals Company
Strategic Distribution, Inc.


HERBERT R. MARTENS, JR.
PRESIDENT
Executive Vice President,
    National City Corporation
Chairman, President and Chief Executive
    Officer, NatCity Investments, Inc.


JOHN G. BREEN
Retired Chairman and CEO,
    The Sherwin Williams Co.
Director:
The Sherwin Williams Co.
Parker Hannifin Corp.
Mead Westvaco Corp.
Goodyear Tire & Rubber Co.
The Stanley Works


JOHN F. DURKOTT
President and Chief Operating Officer,
    Kittle's Home Furnishings Center, Inc.


ROBERT J. FARLING
Retired Chairman, President and Chief
    Executive Officer, Centerior Energy

RICHARD W. FURST
Garvice D. Kincaid Professor of
    Finance and Dean, Gatton College
    of Business and Economics,
    University of Kentucky
Director:
Foam Design, Inc.
The Seed Corporation
Office Suites Plus, Inc.
ihigh, Inc.


GERALD L. GHERLEIN
Retired Executive Vice President and
    General Counsel, Eaton Corporation


KATHLEEN A. OBERT
Chairman and Chief Executive Officer,
    Edward Howard & Co.


J. WILLIAM PULLEN
President and Chief Executive Officer,
    Whayne Supply Company

The Armada Funds Trustees also serve as Trustees of The Armada Advantage Fund.

                                                                  [LOGO OMITTED]
                                                                    Armada Funds

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI, as it may be amended or supplemented from time to time, includes more detailed information about Armada Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS
These reports list each Fund's holdings and contain information from the Fund's managers about strategies and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

TO OBTAIN MORE INFORMATION:
By Internet:
www.armadafunds.com

By Telephone:
Call 1-800-622-FUND (3863)

By Mail:
P.O. Box 8421
Boston,  MA  02266-8421


FROM THE SEC:
You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Armada Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room, call 202-942-8090. You may request documents from the SEC, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to:


Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102


[LOGO OMITTED]
Armada Funds


Armada Funds' Investment Company Act
registration number is 811-4416.


                                                         ARM-PS-001-0600 (10/02)

                                  ARMADA FUNDS

                      EQUITY FUNDS, ASSET ALLOCATION FUNDS,
                   FIXED INCOME FUNDS AND TAX FREE BOND FUNDS

                           A, B AND H SHARES (RETAIL)

     SUPPLEMENT DATED MARCH 1, 2003 TO THE PROSPECTUS DATED OCTOBER 1, 2002

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN
      THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS


Effective March 1, 2003, the Adviser will discontinue waiving any of its advisory fees for the Small / Mid Cap Value Fund. Footnote #7 to the Fund Fees and Expenses table for the Equity Funds (page 27) is deleted and replaced with the following information:

7The Adviser waived a portion of its advisory fees for the Equity Index Fund during the last fiscal year. With this fee waiver, the Equity Index Fund's actual Investment Advisory Fees and Total Annual Fund Operating Expenses were as follows:

--------------------------------------------------------------------------------
Advisory Fees          Total Expenses          Total Expenses          Expenses
                       (Class A)               (Class B)               (Class H)
--------------------------------------------------------------------------------
0.20%                  0.58%                   1.33%                   1.27%
--------------------------------------------------------------------------------

The Adviser expects to continue waiving a portion of its advisory fees for the Equity Index during the current fiscal year. With this fee waiver, the Fund's actual Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be:

--------------------------------------------------------------------------------
Advisory Fees          Total Expenses          Total Expenses          Expenses
                       (Class A)               (Class B)               (Class H)
--------------------------------------------------------------------------------
0.20%                  0.58%                   1.33%                   1.33%
--------------------------------------------------------------------------------

This fee waiver remains in place as of the date of this prospectus but may be revised or discontinued at any time.

                                  ARMADA FUNDS

                    SUPPLEMENT DATED APRIL 23, 2003 TO EACH
                PROSPECTUS OF ARMADA FUNDS DATED OCTOBER 1, 2002

      THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN EACH PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH EACH
                                   PROSPECTUS.

   On May 1, 2003, Professional Funds Distributor, LLC, 760 Moore Road, King of Prussia, PA 19406 will become underwriter of the Armada Funds.

          INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                  ARMADA FUNDS

                           A, B AND H SHARES (RETAIL)

      SUPPLEMENT DATED MAY 29, 2003 TO THE PROSPECTUS DATED OCTOBER 1, 2002

       THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE
                                  PROSPECTUS.

The Armada Small Cap Value Fund (the "Fund") will close to new investors due to capacity limits. This closing will take place at 4:00 p.m. Eastern Time on Friday, May 30, 2003. The Fund will remain open to existing Fund shareholders and those shareholders may continue to invest in the Fund. By closing the Fund to new investors, the portfolio managers expect to reduce the volume and pace of assets moving into the Fund and prevent the Fund's asset size from becoming a hindrance to its performance. Fund management believes that closing the Fund is in the best interest of its shareholders. Fund management will continue to monitor cash flows into the Fund and adjust its policies as appropriate.

The fourth paragraph under the heading "General Information" on page 84 of the Prospectus regarding each Fixed Income Fund and Tax Free Bond Fund reserving the right to close at or prior to the Bond Market Association (BMA) recommended closing time should be deleted in its entirety.

The following bullet should be added under the heading "Waiver of Front-End Sales Charge - Class A Shares" found on page 86 of the Prospectus:

- by individuals purchasing shares with redemption proceeds (made within the previous 90 days) of another mutual fund where a sales charge has previously been assessed. Proof of the date of redemption will be required.

Effective June 2, 2003, the tables on page 85 showing the respective front-end sales charge applicable for funds based on the investment amount are deleted and replaced with the following:

CORE EQUITY, EQUITY GROWTH, INTERNATIONAL EQUITY, LARGE CAP ULTRA,
LARGE CAP VALUE, SMALL/ MID CAP VALUE, MID CAP GROWTH, SMALL CAP GROWTH, SMALL CAP VALUE AND TAX MANAGED EQUITY FUNDS

------------------------------------------------------------------------------------------------------
                                                                                     DEALERS'
                                   SALES CHARGE AS         AS A % OF NET            REALLOWANCE
If your                            A % OF OFFERING          ASSET VALUE         AS A % OF OFFERING
Investment is:                     PRICE PER SHARE           PER SHARE            PRICE PER SHARE
------------------------------------------------------------------------------------------------------
Less than $25,000                       5.50                   5.80                    5.00
------------------------------------------------------------------------------------------------------
$25,000 but less
   than $50,000                         5.25                   5.50                    4.75
------------------------------------------------------------------------------------------------------
$50,000 but less
   than $100,000                        4.75                   5.00                    4.25
------------------------------------------------------------------------------------------------------
$100,000 but less
   than $250,000                        3.75                   3.90                    3.25
------------------------------------------------------------------------------------------------------
$250,000 but less
   than $500,000                        3.00                   3.10                    2.50
------------------------------------------------------------------------------------------------------
$500,000 but less
   than $1,000,000                      2.00                   2.00                    1.50
------------------------------------------------------------------------------------------------------
$1,000,000 or more                      0.00                   0.00                    0.00
------------------------------------------------------------------------------------------------------

AGGRESSIVE ALLOCATION, BALANCED ALLOCATION, CONSERVATIVE ALLOCATION, BOND, GNMA, INTERMEDIATE BOND, TOTAL RETURN ADVANTAGE, U.S. GOVERNMENT INCOME,
MICHIGAN MUNICIPAL BOND AND NATIONAL TAX EXEMPT BOND FUNDS

------------------------------------------------------------------------------------------------------
                                                                                     DEALERS'
                                   SALES CHARGE AS         AS A % OF NET            REALLOWANCE
If your                            A % OF OFFERING          ASSET VALUE         AS A % OF OFFERING
Investment is:                     PRICE PER SHARE           PER SHARE            PRICE PER SHARE
------------------------------------------------------------------------------------------------------
Less than $50,000                       4.75                   5.00                    4.25
------------------------------------------------------------------------------------------------------
$50,000 but less
   than $100,000                        4.00                   4.20                    3.50
------------------------------------------------------------------------------------------------------
$100,000 but less
   than $250,000                        3.75                   3.90                    3.25
------------------------------------------------------------------------------------------------------
$250,000 but less
   than $500,000                        2.50                   2.80                    2.00
------------------------------------------------------------------------------------------------------
$500,000 but less
   than $1,000,000                      2.20                   2.00                    1.50
------------------------------------------------------------------------------------------------------
$1,000,000 or more                      0.00                   0.00                    0.00
------------------------------------------------------------------------------------------------------

LIMITED MATURITY BOND FUND AND SHORT DURATION BOND FUND

------------------------------------------------------------------------------------------------------
                                                                                     DEALERS'
                                   SALES CHARGE AS         AS A % OF NET            REALLOWANCE
If your                            A % OF OFFERING          ASSET VALUE         AS A % OF OFFERING
Investment is:                     PRICE PER SHARE           PER SHARE            PRICE PER SHARE
------------------------------------------------------------------------------------------------------
Less than $100,000                      2.75                   2.83                    2.25
------------------------------------------------------------------------------------------------------
$100,000 but less
   than $250,000                        1.75                   1.78                    1.25
------------------------------------------------------------------------------------------------------
$250,000 but less
   than $500,000                        1.00                   1.01                    0.50
------------------------------------------------------------------------------------------------------
$500,000 but less
   than $1,000,000                      0.50                   0.50                    0.00
------------------------------------------------------------------------------------------------------
$1,000,000 or more                      0.00                   0.00                    0.00
------------------------------------------------------------------------------------------------------

EQUITY INDEX FUND
------------------------------------------------------------------------------------------------------
                                                                                     DEALERS'
                                   SALES CHARGE AS         AS A % OF NET            REALLOWANCE
If your                            A % OF OFFERING          ASSET VALUE         AS A % OF OFFERING
Investment is:                     PRICE PER SHARE           PER SHARE            PRICE PER SHARE
------------------------------------------------------------------------------------------------------
Less than $100,000                      3.75                   3.90                    3.25
------------------------------------------------------------------------------------------------------
$100,000 but less
   than $250,000                        2.75                   2.83                    2.25
------------------------------------------------------------------------------------------------------
$250,000 but less
   than $500,000                        2.00                   2.04                    1.50
------------------------------------------------------------------------------------------------------
$500,000 but less
   than $1,000,000                      1.25                   1.27                     .75
------------------------------------------------------------------------------------------------------
$1,000,000 or more                      0.00                   0.00                    0.00
------------------------------------------------------------------------------------------------------

OHIO TAX EXEMPT BOND AND PENNSYLVANIA MUNICIPAL BOND FUNDS

------------------------------------------------------------------------------------------------------
                                                                                     DEALERS'
                                   SALES CHARGE AS         AS A % OF NET            REALLOWANCE
If your                            A % OF OFFERING          ASSET VALUE         AS A % OF OFFERING
Investment is:                     PRICE PER SHARE           PER SHARE            PRICE PER SHARE
------------------------------------------------------------------------------------------------------
Less than $100,000                      3.00                   3.09                    2.50
------------------------------------------------------------------------------------------------------
$100,000 but less
   than $250,000                        2.00                   2.04                    1.50
------------------------------------------------------------------------------------------------------
$250,000 but less
   than $500,000                        1.50                   1.52                    1.00
------------------------------------------------------------------------------------------------------
$500,000 but less
   than $1,000,000                      1.00                   1.01                    0.50
------------------------------------------------------------------------------------------------------
$1,000,000 or more                      0.00                   0.00                    0.00
------------------------------------------------------------------------------------------------------

          INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                  ARMADA FUNDS

                      EQUITY FUNDS, ASSET ALLOCATION FUNDS,
                     FIXED INCOME FUNDS, TAX FREE BOND FUNDS

                           A, B AND H SHARES (RETAIL)

     SUPPLEMENT DATED JUNE 3, 2003 TO THE PROSPECTUS DATED OCTOBER 1, 2002,
          SUPPLEMENTED MARCH 1, 2003, APRIL 22, 2003 AND MAY 29, 2003

       THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE
                                  PROSPECTUS.

Effective June 2, 2003, National City Investment Management Company (the "Adviser") will change its fee waiver on the Class A, B and H Shares of the Armada Short Duration Bond Fund. The Investment Advisory Fee that will be charged is .20%. In connection with these changes, information relating to the fund expenses presented in the prospectus will change as follows:

Footnote #8 to the Fund Fees and Expenses table for the Fixed Income Funds on page 60 is deleted and replaced with the following information:

     8 The Adviser waived a portion of its advisory fees for certain Funds during the last fiscal year. With these fee waivers, these Funds' actual Investment Advisory Fees and Total Annual Fund Operating Expenses were as follows:

                                                          TOTAL        TOTAL         TOTAL
                                          ADVISORY      EXPENSES     EXPENSES      EXPENSES
                  FUND                      FEES        (CLASS A)    (CLASS B)     (CLASS H)
         Intermediate Bond Fund             0.40%         0.82%        1.53%         1.54%
       Limited Maturity Bond Fund           0.35%         0.73%        1.49%         1.48%
      Total Return Advantage Fund           0.38%         0.80%        1.51%           *

     * Class H Shares of the Total Return Advantage Fund were not in operation during the last fiscal year.

     The Adviser expects to continue waiving a portion of its advisory fees for these Funds and the Short Duration Bond Fund during the current fiscal year. With these fee waivers, these Funds' actual Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be:

                                                          TOTAL        TOTAL         TOTAL
                                          ADVISORY      EXPENSES     EXPENSES      EXPENSES
                  FUND                      FEES        (CLASS A)    (CLASS B)     (CLASS H)
         Intermediate Bond Fund             0.40%          0.82%       1.53%          1.53%
       Limited Maturity Bond Fund           0.35%          0.77%       1.48%          1.48%
        Short Duration Bond Fund            0.20%          0.66%       1.39%          1.39%
      Total Return Advantage Fund           0.40%          0.79%       1.50%          1.50%

     These fee waivers remain in place as of the date of this prospectus but may be revised or discontinued at any time.

     For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

          INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE